Securities Act File No. 333-22309
Investment Company Act File No. 811-08071

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 67	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 67	☒

(Check appropriate box or boxes)

LAZARD RETIREMENT SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

(212) 632-6000

(Registrant’s Telephone Number, including Area Code)

30 Rockefeller Plaza, New York, New York 10112

(Address of Principal Executive: Number, Street, City, State, Zip Code)

Nathan A. Paul, Esq.
30 Rockefeller Plaza
New York, New York 10112
(Name and Address of Agent for Services)

Copy to:
Janna Manes, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2015 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (DATE) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (DATE) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Lazard Retirement Series Prospectus
May 1, 2015

Equity

Lazard Retirement US Equity Concentrated Portfolio

Lazard Retirement US Strategic Equity Portfolio

Lazard Retirement US Small-Mid Cap Equity Portfolio

Lazard Retirement US Small Cap Equity Growth Portfolio

Lazard Retirement International Equity Portfolio

Lazard Retirement International Equity Select Portfolio

Lazard Retirement International Equity Concentrated Portfolio

Lazard Retirement International Strategic Equity Portfolio

Lazard Retirement International Small Cap Equity Portfolio

Lazard Retirement Global Strategic Equity Portfolio

Emerging Markets

Lazard Retirement Emerging Markets Equity Portfolio

Lazard Retirement Developing Markets Equity Portfolio

Lazard Retirement Emerging Markets Equity Blend Portfolio

Lazard Retirement Emerging Markets Income Portfolio

Real Assets

Lazard Retirement Global Listed Infrastructure Portfolio

Alternatives

Lazard Retirement Enhanced Opportunities Portfolio

Lazard Retirement Fundamental Long/Short Portfolio

Lazard Retirement Master Alternatives Portfolio

Asset Allocation

Lazard Retirement Capital Allocator Opportunistic Strategies Portfolio

Lazard Retirement Global Dynamic Multi Asset Portfolio

Service Shares and Investor Shares

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Lazard Retirement Series Table of Contents

2	Summary Section	Carefully review this important section for
2	Lazard Retirement US Equity Concentrated Portfolio	information on the Portfolios’ investment
5	Lazard Retirement US Strategic Equity Portfolio	objectives, fees and past performance and a
9	Lazard Retirement US Small-Mid Cap Equity Portfolio	summary of the Portfolios’ principal investment
13	Lazard Retirement US Small Cap Equity Growth Portfolio	strategies and risks.
16	Lazard Retirement International Equity Portfolio
20	Lazard Retirement International Equity Select Portfolio
23	Lazard Retirement International Equity Concentrated Portfolio
26	Lazard Retirement International Strategic Equity Portfolio
29	Lazard Retirement International Small Cap Equity Portfolio
32	Lazard Retirement Global Strategic Equity Portfolio
35	Lazard Retirement Emerging Markets Equity Portfolio
39	Lazard Retirement Developing Markets Equity Portfolio
42	Lazard Retirement Emerging Markets Equity Blend Portfolio
45	Lazard Retirement Emerging Markets Income Portfolio
49	Lazard Retirement Global Listed Infrastructure Portfolio
52	Lazard Retirement Enhanced Opportunities Portfolio
57	Lazard Retirement Fundamental Long/Short Portfolio
61	Lazard Retirement Master Alternatives Portfolio
66	Lazard Retirement Capital Allocator Opportunistic Strategies Portfolio
70	Lazard Retirement Global Dynamic Multi Asset Portfolio
76	Additional Information about the Portfolios

77	Investment Strategies and Investment Risks	Review this section for additional information
on the Portfolios’ investment strategies and risks.

108	Fund Management	Review this section for details on the people
108	Investment Manager	and organizations who oversee the Portfolios.
109	Portfolio Management
110	Biographical Information of Principal Portfolio Managers
114	Administrator
114	Distributor
114	Custodian

115	Account Policies	Review this section for details on how shares
115	Buying Shares	are valued, how to purchase and sell shares
115	Market Timing/Excessive Trading	and payments of dividends and distributions.
116	Calculation of Net Asset Value
117	Distribution and Servicing Arrangements
117	Selling Shares
117	Dividends, Distributions and Taxes

118	Financial Highlights	Review this section for recent financial information.

123	Other Performance of the Investment Manager

	Back Cover	Where to learn more about the Portfolios.
Prospectus1

Lazard Retirement Series Summary Section

Lazard Retirement US Equity Concentrated Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of Lazard Retirement Series, Inc. (the “Fund”), but does not reflect the fees or charges imposed by the separate accounts of certain insurance companies (the “Participating Insurance Companies”) under variable annuity contracts (“VA contracts”) or variable life insurance policies (“VLI policies” and, together with VA contracts, the “Policies” and each, a “Policy”). If such fees and charges were reflected, the figures in the table would be higher.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.70%	.70%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.20%	.20%

Total Annual Portfolio Operating Expenses	1.15%	.90%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$117	$365

Investor Shares	$92	$287

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

2Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of US companies of any market capitalization. The Portfolio has a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million. The Portfolio seeks to outperform broad-based securities market indices, such as the S&P 500® Index, the Russell 1000® Index and the Russell 3000® Index. The philosophy of Lazard Asset Management LLC (the “Investment Manager”) employed for the Portfolio is based on value creation through its process of bottom-up stock selection, and the Investment Manager implements a disciplined portfolio construction process. The Investment Manager’s fundamental research seeks to identify investments typically featuring robust organic cash flow, balance sheet strength and operational flexibility.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of US companies. The Portfolio may invest up to 20% of its assets in securities of non-US companies.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Prospectus3

Non-Diversification Risk. The Portfolio’s net asset value (“NAV”) may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Christopher H. Blake, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, will serve from inception.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity teams and the Global Equity Select and Fundamental Long/Short teams, will serve from inception.

Andrew D. Lacey, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams and the Fundamental Long/Short team, will serve from inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

4Prospectus

Lazard Retirement Series Summary Section

Lazard Retirement US Strategic Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies. If such fees and charges were reflected, the figures in the table would be higher.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.70%	.70%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses	1.64%	1.64%	*

Total Annual Portfolio Operating Expenses	2.59%	2.34%

Fee Waiver and Expense Reimbursement**	1.59%	1.59%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.00%	.75%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Service Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through May 1, 2016, to the extent Total Annual Portfolio Operating Expenses exceed 1.00% and .75% of the average daily net assets of the Portfolio’s Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors (the “Board”), and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$102	$654	$1,232	$2,806

Investor Shares	$77	$578	$1,106	$2,553

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72% of the average value of its portfolio.

Prospectus5

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of US companies that the Investment Manager believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values. Although the Portfolio generally focuses on large cap companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions and the Portfolio also may invest in mid cap and small cap companies.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of US companies. The Portfolio may invest up to 20% of its assets in securities of non-US companies.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

6Prospectus

Performance Bar Chart and Table
Year-by-Year Total Returns for Service Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Retirement US Strategic Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Service Shares has varied from year to year over the past 10 calendar years. Performance information does not reflect the fees or charges imposed by the Participating Insurance Companies under the Policies, and such fees will have the effect of reducing performance. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

As a new share Class, past performance information is not available for Investor Shares as of the date of this Prospectus. Investor Shares would have had annual returns substantially similar to those of Service Shares because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent of the different expense ratios of the Classes.

Best Quarter: 6/30/09 16.35% Worst Quarter: 12/31/08 -23.02%

Average Annual Total Returns
(for the periods ended December 31, 2014)

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Service Shares	3/18/98	14.71%	14.02%	6.64%	5.48%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)		13.68%	15.45%	7.67%	5.82%

Prospectus7

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Christopher H. Blake, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, has been with the Portfolio since May 2007.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity teams and the Global Equity Select and Fundamental Long/Short teams, has been with the Portfolio since May 2011.

Andrew D. Lacey, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams and the Fundamental Long/Short team, has been with the Portfolio since May 2003.

Ronald Temple, portfolio manager/analyst on various of the Investment Manager’s US Equity teams and the Global Equity Select team, has been with the Portfolio since February 2009.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

8Prospectus

Lazard Retirement Series Summary Section

Lazard Retirement US Small-Mid Cap Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies. If such fees and charges were reflected, the figures in the table would be higher.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses	.32%	.32%	*

Total Annual Portfolio Operating Expenses	1.32%	1.07%

Fee Waiver and Expense Reimbursement**	.07%	.07%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.25%	1.00%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Service Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through May 1, 2016, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% and 1.00% of the average daily net assets of the Portfolio’s Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$127	$411	$717	$1,584

Investor Shares	$102	$333	$583	$1,299

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 92% of the average value of its portfolio.

Prospectus9

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of small to mid cap US companies. The Investment Manager considers “small-mid cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2500® Index (ranging from approximately $4.4 million to $19.6 billion as of April 9, 2015).

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small-mid cap US companies. The Investment Manager focuses on relative value in seeking to construct a diversified portfolio of investments for the Portfolio that maintains sector and industry balance, using investment opportunities identified through bottom-up fundamental research conducted by the Investment Manager’s small cap, mid cap and global research analysts.

The Portfolio may invest up to 20% of its assets in the securities of larger or smaller US or non-US companies.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

10Prospectus

Performance Bar Chart and Table
Year-by-Year Total Returns for Service Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Retirement US Small-Mid Cap Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Service Shares has varied from year to year over the past 10 calendar years. Performance information does not reflect the fees or charges imposed by the Participating Insurance Companies under the Policies, and such fees will have the effect of reducing performance. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

As a new share Class, past performance information is not available for Investor Shares as of the date of this Prospectus. Investor Shares would have had annual returns substantially similar to those of Service Shares because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent of the different expense ratios of the Classes.

Best Quarter: 6/30/09 29.26% Worst Quarter: 12/31/08 –29.16%

Average Annual Total Returns
(for the periods ended December 31, 2014)

The Russell 2000/2500 Linked Index shown in the table is an unmanaged index created by the Investment Manager, which links the performance of the Russell 2000® Index for all periods through May 31, 2009 (when the Portfolio’s investment focus was changed from small cap companies to small-mid cap companies) and the Russell 2500 Index for all periods thereafter.

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Service Shares	11/4/97	11.03%	13.24%	7.30%	8.06%

Russell 2500 Index (reflects no deduction for fees, expenses or taxes)		7.07%	16.36%	8.72%	8.87%

Russell 2000/2500 Linked Index (reflects no deduction for fees, expenses or taxes)		7.07%	16.36%	8.30%	7.71%

Prospectus11

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Daniel Breslin, portfolio manager/analyst on the Investment Manager’s US Small-Mid Cap Equity team, has been with the Portfolio since May 2007.

Michael DeBernardis, portfolio manager/analyst on the Investment Manager’s US Small-Mid Cap Equity and Global Small Cap Equity teams, has been with the Portfolio since October 2010.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity teams and the Global Equity Select and Fundamental Long/Short teams, has been with the Portfolio since 2014.

Andrew D. Lacey, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams and the Fundamental Long/Short team, has been with the Portfolio since May 2003.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

12Prospectus

Lazard Retirement Series Summary Section

Lazard Retirement US Small Cap Equity Growth Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies. If such fees and charges were reflected, the figures in the table would be higher.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.90%	.90%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.17%	.17%

Total Annual Portfolio Operating Expenses	1.32%	1.07%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$134	$418

Investor Shares	$109	$340

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

Prospectus13

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of small cap US companies believed to have the potential for significant earnings growth. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000 Growth Index (ranging from approximately $35.9 million to $10.8 billion as of April 9, 2015).

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap US companies.

The Portfolio may invest up to 20% of its assets in securities of larger US or non-US companies.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Growth Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Small Cap Companies Risk. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s

14Prospectus

average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analyst

Frank L. Sustersic, portfolio manager/analyst on the Investment Manager’s US Small Cap Equity Growth teams, will serve from inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

Prospectus15

Lazard Retirement Series Summary Section

Lazard Retirement International Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies. If such fees and charges were reflected, the figures in the table would be higher.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses	.09%	.09%	*

Total Annual Portfolio Operating Expenses	1.09%	.84%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Service Shares from the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$111	$347	$601	$1,329

Investor Shares	$86	$268	$466	$1,037

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.

16Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-US companies with market capitalizations in the range of companies included in the MSCI® Europe, Australasia and Far East (“EAFE®”) Index (ranging from approximately $1.6 billion to $274.4 billion as of April 9, 2015) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries and may invest up to 15% of the Portfolio’s assets in securities of companies whose principal business activities are located in emerging market countries. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Prospectus17

Performance Bar Chart and Table
Year-by-Year Total Returns for Service Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Retirement International Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Service Shares has varied from year to year over the past 10 calendar years. Performance information does not reflect the fees or charges imposed by the Participating Insurance Companies under the Policies, and such fees will have the effect of reducing performance. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

As a new share Class, past performance information is not available for Investor Shares as of the date of this Prospectus. Investor Shares would have had annual returns substantially similar to those of Service Shares because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent of the different expense ratios of the Classes.

Best Quarter: 6/30/09 19.00% Worst Quarter: 9/30/11 –17.92%

Average Annual Total Returns
(for the periods ended December 31, 2014)

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Service Shares	9/1/98	–4.21%	6.75%	4.77%	4.23%

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)		–4.90%	5.33%	4.43%	4.84%

18Prospectus

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Michael G. Fry, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since November 2005.

Michael A. Bennett, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since May 2003.

Kevin J. Matthews, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since May 2013.

Michael Powers, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since May 2003.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since September 1998.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

Prospectus19

Lazard Retirement Series Summary Section

Lazard Retirement International Equity Select Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies. If such fees and charges were reflected, the figures in the table would be higher.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.25%	.25%

Total Annual Portfolio Operating Expenses	1.25%	1.00%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$127	$397

Investor Shares	$102	$318

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

20Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and common stocks, of relatively large non-US companies with market capitalizations in the range of companies included in the MSCI EAFE Index (ranging from approximately $1.6 billion to $274.4 billion as of April 9, 2015) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries, although the Portfolio may invest in securities of companies whose principal business activities are located in emerging market countries in an amount up to the current emerging markets component of the MSCI All Country World Index ex-US plus 15%. The allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Focused Investing Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Prospectus21

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Michael G. Fry, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, will serve from inception.

Michael A. Bennett, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, will serve from inception.

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, will serve from inception.

Kevin J. Matthews, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, will serve from inception.

Michael Powers, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, will serve from inception.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, will serve from inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

22Prospectus

Lazard Retirement Series Summary Section

Lazard Retirement International Equity Concentrated Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies. If such fees and charges were reflected, the figures in the table would be higher.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.90%	.90%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.33%	.33%

Total Annual Portfolio Operating Expenses	1.48%	1.23%

Fee Waiver and Expense Reimbursement**	.18%	.18%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.30%	1.05%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2016, to the extent Total Annual Portfolio Operating Expenses exceed 1.30% and 1.05% of the average daily net assets of the Portfolio’s Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$132	$438

Investor Shares	$107	$360

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

Prospectus23

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-US companies. The Portfolio has a concentrated portfolio of investments, typically investing in 20 to 30 securities of non-US companies, including those whose principal business activities are located in emerging market countries. The Investment Manager seeks to realize the Portfolio’s investment objective primarily through stock selection, investing in companies believed to have sustainably high or improving returns and trading at attractive valuations. In choosing stocks for the Portfolio, the Investment Manager generally looks for established companies in economically developed countries that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager also may invest the Portfolio’s assets in securities of companies domiciled in emerging market countries in an amount up to the current percentage of securities in the MSCI All Country World Index ex-US issued by companies domiciled in emerging market countries (22.0% as of April 9, 2015) plus 15%. The Portfolio may invest in securities of companies across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Value Investing Risk. The Portfolio generally invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the

24Prospectus

Portfolio invests may respond differently to market and other developments than other types of stocks.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Non-Diversification Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for a Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Kevin J. Matthews, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, will serve from inception.

Michael A. Bennett, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, will serve from inception.

Michael G. Fry, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, will serve from inception.

Michael Powers, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, will serve from inception.

John R. Reinsberg, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, will serve from inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

Prospectus25

Lazard Retirement Series Summary Section

Lazard Retirement International Strategic Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies. If such fees and charges were reflected, the figures in the table would be higher.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.40%	.40%

Total Annual Portfolio Operating Expenses	1.40%	1.15%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$143	$443

Investor Shares	$117	$365

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

26Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-US companies whose principal activities are located in countries represented by the MSCI EAFE Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Portfolio also may invest up to 15% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The countries represented by the MSCI EAFE Index currently include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Focused Investing Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Prospectus27

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Mark Little, portfolio manager/analyst on various of the Investment Manager’s International and Global Strategic Equity teams, will serve from inception.

Michael A. Bennett, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, will serve from inception.

Robin O. Jones, portfolio manager/analyst on the Investment Manager’s International and Global Strategic Equity teams, will serve from inception.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, will serve from inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

28Prospectus

Lazard Retirement Series Summary Section

Lazard Retirement International Small Cap Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies. If such fees and charges were reflected, the figures in the table would be higher.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.25%	.25%

Total Annual Portfolio Operating Expenses	1.25%	1.00%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$127	$397

Investor Shares	$102	$318

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

Prospectus29

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively small non-US companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small non-US companies” to be those non-US companies with market capitalizations, at the time of initial purchase by the Portfolio, below $5 billion or in the range of the smallest 10% of companies included in the MSCI EAFE Index (based on market capitalization of the Index as a whole, which ranged from approximately $1.6 billion to $274.4 billion as of April 9, 2015).

In choosing stocks for the Portfolio, the Investment Manager looks for smaller, well-managed non-US companies that the Investment Manager believes have the potential for growth. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies.

The Portfolio may invest up to 25% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Small Cap Companies Risk. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

30Prospectus

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Edward Rosenfeld, portfolio manager/analyst on the Investment Manager’s Global, International and European Small Cap Equity teams, will serve from inception.

Alex Ingham, portfolio manager/analyst on the Investment Manager’s Emerging Markets, International and Global Small Cap Equity teams, will serve from inception.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, will serve from inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

Prospectus31

Lazard Retirement Series Summary Section

Lazard Retirement Global Strategic Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies. If such fees and charges were reflected, the figures in the table would be higher.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.85%	.85%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.29%	.29%

Total Annual Portfolio Operating Expenses	1.39%	1.14%

Fee Waiver and Expense Reimbursement**	.04%	.04%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.35%	1.10%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.
**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2016, to the extent Total Annual Portfolio Operating Expenses exceed 1.35% and 1.10% of the average daily net assets of the Portfolio’s Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$137	$433

Investor Shares	$112	$355

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

32Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager seeks to realize the Portfolio’s investment objective primarily through stock selection, investing in companies believed to have sustainably high or improving returns and trading at attractive valuations. The Portfolio may invest in securities of companies whose principal business activities are located in emerging market countries, and the allocation of the Portfolio’s assets to emerging market countries may vary from time to time. The Portfolio may invest in securities of companies across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. In addition, under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in non-US companies. The Investment Manager allocates the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries). The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Prospectus33

Focused Investing Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Value Investing Risk. The Portfolio generally invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for a Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Robin O. Jones, portfolio manager/analyst on the Investment Manager’s International and Global Strategic Equity teams, will serve from inception.

Mark Little, portfolio manager/analyst on various of the Investment Manager’s International and Global Strategic Equity teams, will serve from inception.

John R. Reinsberg, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, will serve from inception.

Barnaby Wilson, portfolio manager/analyst on the Investment Manager’s European Equity and Global Strategic Equity teams, will serve from inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

34Prospectus

Lazard Retirement Series Summary Section

This Portfolio is closed to investment by new participants. See page 115 for more information.

Lazard Retirement Emerging Markets Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies. If such fees and charges were reflected, the figures in the table would be higher.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses	.13%	.14%

Total Annual Portfolio Operating Expenses	1.38%	1.14%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$140	$437	$755	$1,657

Investor Shares	$116	$362	$628	$1,386

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of its portfolio.

Prospectus35

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-US companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Emerging market countries include all countries represented by the MSCI Emerging Markets® Index, which currently includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

36Prospectus

Performance Bar Chart and Table
Year-by-Year Total Returns for Service Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Retirement Emerging Markets Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Service Shares has varied from year to year over the past 10 calendar years. Performance information does not reflect the fees or charges imposed by the Participating Insurance Companies under the Policies, and such fees will have the effect of reducing performance. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 34.36% Worst Quarter: 12/31/08 -31.03%

Average Annual Total Returns
(for the periods ended December 31, 2014)

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Service Shares	11/4/97	–4.64%	2.95%	9.40%	7.90%

Investor Shares	5/1/06	–4.38%	3.21%	N/A	4.91%

MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)		–2.19%	1.78%	8.43%	7.10% (Service) 3.71% (Investor)

Prospectus37

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since November 2001.

Rohit Chopra, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since May 2007.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since November 1997.

Monika Shrestha, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since December 2014.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

38Prospectus

Lazard Retirement Series Summary Section

Lazard Retirement Developing Markets Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies. If such fees and charges were reflected, the figures in the table would be higher.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.35%	.35%

Total Annual Portfolio Operating Expenses	1.60%	1.35%

Fee Waiver and Expense Reimbursement**	.05%	.05%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.55%	1.30%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through May 1, 2016, to the extent Total Annual Portfolio Operating Expenses exceed 1.55% and 1.30% of the average daily net assets of the Portfolio’s Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$158	$500

Investor Shares	$132	$423

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

Prospectus39

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-US companies whose principal activities are located in emerging market countries (also known as “developing markets”).

Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which currently includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Investment Manager employs a relative growth investment philosophy that is based on value creation through the process of bottom-up stock selection. The Investment Manager’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters. The Investment Manager’s selection process focuses on growth and considers the sustainability of growth and the trade off between valuation and growth.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Growth Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s

40Prospectus

growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Kevin O’Hare, portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team, will serve from inception.

Peter Gillespie, portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team, will serve from inception.

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, will serve from inception.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, will serve from inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

Prospectus41

Lazard Retirement Series Summary Section

Lazard Retirement Emerging Markets Equity Blend Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies. If such fees and charges were reflected, the figures in the table would be higher.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.55%	.55%

Total Annual Portfolio Operating Expenses	1.80%	1.55%

Fee Waiver and Expense Reimbursement**	.25%	.25%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.55%	1.30%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through May 1, 2016, to the extent Total Annual Portfolio Operating Expenses exceed 1.55% and 1.30% of the average daily net assets of the Portfolio’s Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$158	$542

Investor Shares	$132	$465

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

42Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, including common stocks, ADRs and GDRs, of non-US companies whose principal activities are located in emerging market countries.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which currently includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Investment Manager allocates the Portfolio’s assets between versions of the Investment Manager’s emerging markets relative value and relative growth investment strategies. In the emerging markets relative value strategy, assets are invested in companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. In the emerging markets relative growth strategy, the Investment Manager employs a relative growth investment philosophy that is based on value creation through the process of bottom-up stock selection.

The Investment Manager currently intends to maintain an allocation of approximately 40%-60% of the Portfolio’s assets in each strategy, but the allocation ranges could change in the future without prior notice to shareholders. The Investment Manager will make allocation decisions between the strategies based on quantitative and qualitative analysis through proprietary software models. The Investment Manager will periodically review the allocation of Portfolio assets between the strategies and modify the relative weightings to emphasize risk or to seek to mitigate risk exposures.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Value Investing and Growth Investing Risks. The Portfolio invests a portion of its assets in stocks believed by the Investment Manager to be

Prospectus43

undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The Portfolio also invests a portion of its assets in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Quantitative Model Risk. The success of the Portfolio depends upon effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors, including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, the factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Small Cap Companies Risk. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Allocation Risk. The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation between the investment strategies. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Jai Jacob, portfolio manager/analyst on the Investment Manager’s Multi Asset team, will serve from inception.

Stephen Marra, portfolio manager/analyst on the Investment Manager’s Multi Asset team, will serve from inception.

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, will serve from inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

44Prospectus

Lazard Retirement Series Summary Section

Lazard Retirement Emerging Markets Income Portfolio

Investment Objective

The Portfolio seeks total return consisting of appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies. If such fees and charges were reflected, the figures in the table would be higher

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.65%	.65%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.37%	.37%

Total Annual Portfolio Operating Expenses	1.27%	1.02%

Fee Waiver and Expense Reimbursement**	.12%	.12%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.15%	.90%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through May 1, 2016, to the extent Total Annual Portfolio Operating Expenses exceed 1.15% and .90% of the average daily net assets of the Portfolio’s Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$117	$378

Investor Shares	$92	$300

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

Prospectus45

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in currencies, debt securities, derivative instruments and other investments that are economically tied to emerging market countries. Such investments may include combinations of these instruments that have economic characteristics similar to currencies or debt securities economically tied to emerging markets countries, such as a currency forward contract denominated in an emerging markets currency and US dollar-denominated debt security in a principal amount corresponding to the notional value of forward contracts, which together have economic characteristics similar to a debt security denominated in the emerging markets currency. Derivatives instruments in which the Portfolio may invest include forward currency contracts (including non-deliverable forward contracts). Debt securities in which the Portfolio may invest include debt securities issued or guaranteed by governments, government agencies or supranational bodies; corporate obligations; fixed and/or adjustable rate or inflation-linked investment grade and non- investment grade bonds (“junk bonds”); convertible securities; zero coupon securities; collateralized debt obligations; short- and medium-term obligations and other fixed-income obligations; and commercial paper and money market instruments such as certificates of deposit.

Emerging market countries include all countries represented by the JPMorgan Emerging Local Markets Plus Index (ELMI +) or countries outside of the G-10, although the allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the judgment of the Investment Manager and its analysis of market conditions. The securities or instruments in which the Portfolio invests may be denominated in US and non-US currencies, including the local currency of the issuer.

Although the Portfolio is not restricted to investments in securities of any particular maturity or duration, the average duration of the Portfolio is expected to be short, typically less than one year. The Investment Manager may extend duration in particular countries when domestic yield curves are favorable.

The Portfolio is not limited to securities of any particular quality or investment grade and, as a result, the Portfolio may invest in securities rated below investment grade (e.g., lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Ratings Group (“S&P”)) (“junk bonds”) or securities that are unrated.

The Portfolio may, but is not required to, use derivative instruments that are part of its primary investment strategy, such as forward currency contracts, for hedging purposes.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Forward Currency Contracts and Other Derivatives Risk. Forward currency contracts and other derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Forward currency contracts and other over-the- counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded options and other derivatives transactions in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency, security or other reference asset. As such,

46Prospectus

a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Counterparty Credit Risk. The Portfolio’s investment strategy is dependent in significant part on counterparties to derivatives transactions. Transactions with such counterparties are subject to the risk of default by a counterparty, which could result in the loss of monies owed to the Portfolio by a counterparty.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Fixed-Income and Debt Securities Risk. While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The Portfolio’s investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Investments in lower rated, higher-yielding securities are subject to greater credit risk than higher rated investments. Non-investment grade securities (“junk bonds”) tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), among other factors, the security’s value could fall, potentially lowering the Portfolio’s share price. During unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate or inflation-linked securities provide the Portfolio with a certain degree of protection against rises in interest rates or inflation rates, respectively, although adjustable rate securities will participate in any declines in interest rates and inflation-linked securities can also decline in value based on changes in the relevant periodic adjustment rate. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated

Prospectus47

index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities at the time and price it would like. The size of certain debt securities offerings of emerging markets issuers may be relatively smaller in size than debt offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Non-Diversification Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Ardra Belitz, portfolio manager/analyst on the Investment Manager’s Emerging Income team, will serve from inception.

Ganesh Ramachandran, portfolio manager/analyst on the Investment Manager’s Emerging Income team, will serve from inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

48Prospectus

Lazard Retirement Series Summary Section

Lazard Retirement Global Listed Infrastructure Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies. If such fees and charges were reflected, the figures in the table would be higher.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.90%	.90%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.58%	.58%

Total Annual Portfolio Operating Expenses	1.73%	1.48%

Fee Waiver and Expense Reimbursement**	.18%	.18%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.55%	1.30%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through May 1, 2016, to the extent Total Annual Portfolio Operating Expenses exceed 1.55% and 1.30% of the average daily net assets of the Portfolio’s Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$158	$527

Investor Shares	$132	$450

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

Prospectus49

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of infrastructure companies and concentrates its investments in industries represented by infrastructure companies. The Investment Manager focuses on companies with a minimum market capitalization of $250 million that own physical infrastructure and which the Investment Manager believes are undervalued.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and other infrastructure companies, with securities listed on a national or other recognized securities exchange.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in infrastructure companies organized or located outside the US or doing a substantial amount of business outside the US. The Investment Manager allocates the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries). The Portfolio may invest in equity securities of companies with some business activities located in emerging market countries.

The Investment Manager generally seeks to substantially hedge foreign currency exposure in the Portfolio against movements relative to the US dollar by entering into foreign currency forward contracts, although the Portfolio’s total foreign currency exposure may not be fully hedged at all times.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Infrastructure Companies Risk. Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation and service interruption due to environmental, operational or other mishaps.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or

50Prospectus

global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Foreign Currency and Foreign Currency Hedging Risk. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager may not be able to accurately predict movements in exchange rates and there may be imperfect correlations between movements in exchange rates that could cause the Portfolio to incur significant losses. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Forward Currency Contracts Risk. Forward currency contracts may reduce returns or increase volatility, perhaps substantially. Forward currency contracts are subject to the risk of default by the counterparty to the contracts and can be illiquid. These contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of forward currency contracts, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Focused Investing Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

John Mulquiney, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure team, will serve from inception.

Warryn Robertson, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure team, will serve from inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

Prospectus51

Lazard Retirement Series Summary Section

Lazard Retirement Enhanced Opportunities Portfolio

Investment Objective

The Portfolio seeks current income and long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies. If such fees and charges were reflected, the figures in the table would be higher.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.40%	1.40%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*	.28%	.28%

Total Annual Portfolio Operating Expenses	1.93%	1.68%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$196	$606

Investor Shares	$171	$530

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

52Prospectus

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective over a full market cycle through a hedged strategy investing primarily in convertible fixed income and preferred securities (including those rated below investment grade (“junk”)). The strategy utilizes a relative value approach, focusing on convertible securities that are considered to have low volatility. It is expected that the Portfolio will invest primarily in small and mid cap companies. The Portfolio also will utilize selective strategy level and position level hedges, primarily through short selling and derivatives, seeking to minimize macro risk (equity and credit) and interest rate risk. The Portfolio may invest in convertible debt and preferred securities of any maturity and any quality. Convertible securities held in the Portfolio generally are expected to have maturities between three and seven years at the time of investment, or between five and seven years if invested at issuance. Preferred securities generally are of perpetual maturities, callable at various points determined by the issuer. The Portfolio management team utilizes bottom up fundamental credit, equity and quantitative analysis in conjunction with top down macroeconomic analysis to identify individual securities believed to offer compelling value versus comparable risk return.

The Portfolio will generally have short positions through selling securities “short” and through investments in derivative instruments, principally swap agreements on individual securities, and may use short positions to seek to increase returns or to reduce risk. A short sale involves the sale of a security that the Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Investment Manager is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure.

Although the Portfolio’s investment focus is US companies, the Portfolio also may invest in non-US companies, including depositary receipts and shares. At certain times, based on the currently existing market environment, the Investment Manager may not believe it is able to find sufficient opportunities to invest in convertible fixed income and preferred securities and/or take short positions and may determine to tactically shift the Portfolio to invest substantially in money market instruments, such as short-term US Treasury securities and certificates of deposit.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

In addition, the Portfolio may, but is not required to, enter into futures and forward currency contracts and equity, interest rate, credit default and currency swap agreements; and write put and call options on securities (including ETFs), indexes and currencies, for hedging purposes or to seek to increase returns.

It is expected that the Portfolio will buy and sell securities, and take short positions in securities, frequently in connection with implementing its investment strategy.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Short Position Risk. Short positions may involve substantial risks. If a short position appreciates in value during the period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, the Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

Convertible Securities Risk. The market value of convertible securities may perform like that of non-convertible fixed income securities; that is, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). In

Prospectus53

addition, convertible securities are subject to the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock.

Fixed Income and Debt Securities Risk. While fixed income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Interest rate risk is usually greater for fixed income securities with longer maturities or effective durations.

Other risk factors could have an effect on the Portfolio’s performance, including:

•	if an issuer fails to make timely interest or principal payments (known as credit risk)
•

if there is a decline, or a perceived decline, in the credit quality of a fixed income security (or any guarantor of payment on such security) the security’s value could fall, potentially lowering the Portfolio’s share price

•	during unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like

Any investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher rated investments. Non-investment grade (“junk”) securities tend to be more volatile, less liquid and are considered speculative.

Some fixed income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide the Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Preferred Securities Risk. There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•

Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.
•

Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be

54Prospectus

subject to greater credit risk than more senior debt instruments.

•

During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem, its issue at par earlier than the scheduled maturity. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Swap Agreements and Other Derivatives Risk. Swap agreements and other derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including options on ETFs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security, interest rate, index, commodity, currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Counterparty Credit Risk. The Portfolio’s investment strategy is dependent on counterparties to its securities borrowing transactions in connection with short sales of securities and counterparties to derivatives transactions. Transactions with such counterparties are subject to the risk of default by a counterparty, which could result in a loss of Portfolio assets used as collateral or the loss of monies owed to the Portfolio by a counterparty.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Leverage Risk. The use of leverage, which the Portfolio’s strategy entails, may magnify the Portfolio’s gains or losses.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Market Direction Risk. Since the Portfolio will typically hold both long and short positions, an investment in the Portfolio will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Portfolio’s results will suffer both when there is a general market advance and the Portfolio holds significant “short” positions, or when there is a general market decline and the Portfolio holds significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Prospectus55

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Non-Diversification Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

ETF Risk. Shares of ETFs may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. The Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs unless an ETF has received an exemptive order from the SEC on which the Portfolio may rely or an exemption is available.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Sean Reynolds, a portfolio manager/analyst on the Investment Manager’s capital structure and convertibles-based teams, will serve from inception.

Frank Bianco, a portfolio manager/analyst on the Investment Manager’s capital structure and convertibles-based teams, will serve from inception.

Christopher Sferruzzo, a portfolio manager/analyst on the Investment Manager’s capital structure and convertibles-based teams, will serve from inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

56Prospectus

Lazard Retirement Series Summary Section

Lazard Retirement Fundamental Long/Short Portfolio

Investment Objective

The Portfolio seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies. If such fees and charges were reflected, the figures in the table would be higher.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.40%	1.40%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*
Dividend and Interest Expenses on Securities Sold Short	.66%	.66%
Remainder of Other Expenses	.24%	.24%
Total Other Expenses	.90%	.90%

Total Annual Portfolio Operating Expenses	2.55%	2.30%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$258	$793

Investor Shares	$233	$718

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

Prospectus57

Principal Investment Strategies

The Portfolio utilizes a long/short investment strategy through investments in equity securities, principally common stocks, and derivative instruments that provide exposure to such equity securities. The Investment Manager’s approach in managing the Portfolio is based on its bottom-up relative-value philosophy. Generally, the Investment Manager seeks to take long positions by investing in equity securities of companies with strong and/or improving financial productivity that have attractive valuations, and seeks to complement these long positions with short positions in respect of companies viewed by the Investment Manager to possess deteriorating fundamentals, unattractive valuations or other qualities warranting a short position, or those that represent a sector or market hedge. The Portfolio will generally have short positions through selling securities “short” and through investments in derivative instruments, principally swap agreements on individual securities, and may use short positions to seek to increase returns or to reduce risk. It is expected that the total gross exposure of the Portfolio will typically range from 0% to 200% of the Portfolio’s NAV and that the net exposure will typically range from -25% (net short position) to 100% of its NAV. As an example, if the Portfolio’s long investment exposure is 100% of its NAV and its short exposure is 75% of its NAV, the Portfolio would have a net long exposure of 25% of NAV.

Although the Portfolio’s investment focus is US companies, the Portfolio also may invest in non-US companies, including depositary receipts and shares. The Portfolio may invest in companies across the capitalization spectrum and also may invest initial public offerings (“IPOs”). At certain times, based on the currently existing market environment, the Investment Manager may not believe it is able to find sufficient opportunities to invest in equity securities and/or take short positions in equity securities and may determine to tactically shift the Portfolio to invest substantially in money market instruments, such as short-term US Treasury securities and certificates of deposit.

A short sale involves the sale of a security that the Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Investment Manager is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure.

In addition, the Portfolio may, but is not required to, invest in exchange traded funds (“ETFs”), enter into equity and currency swap agreements, and forward currency contracts; and purchase and sell options, including writing put and call options on securities (including ETFs), indexes and currencies, for hedging purposes or to seek to increase returns.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Short Position Risk. Short positions may involve substantial risks. If a short position appreciates in value during the period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, the Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

Swap Agreements and Other Derivatives Risk. Swap agreements and other derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including options on ETFs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded options in which the Portfolio may

58Prospectus

invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security, index, commodity, interest rate, currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Counterparty Credit Risk. The Portfolio’s investment strategy is dependent on counterparties to its securities borrowing transactions in connection with short sales of securities and counterparties to derivatives transactions. Transactions with such counterparties are subject to the risk of default by a counterparty, which could result in a loss of Portfolio assets used as collateral or the loss of monies owed to the Portfolio by a counterparty.

Leverage Risk. The use of leverage, which the Portfolio’s strategy entails, may magnify the Portfolio’s gains or losses.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Market Direction Risk. Since the Portfolio will typically hold both long and short positions, an investment in the Portfolio will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Portfolio’s results will suffer both when there is a general market advance and the Portfolio holds significant “short” positions, or when there is a general market decline and the Portfolio holds significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The

Prospectus59

Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

IPO Shares Risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Portfolio’s asset base increases, IPOs may have a diminished effect on the Portfolio’s performance.

ETF Risk. Shares of ETFs may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. The Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs and unless an ETF has received an exemptive order from the Securities and Exchange Commission (the “SEC”) on which the Portfolio may rely or an exemption is available.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs.

Non-Diversification Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Dmitri Batsev, portfolio manager/analyst on the Investment Manager’s Fundamental Long/Short team, will serve from inception.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity teams and the Global Equity Select and Fundamental Long/Short teams, will serve from inception.

Jerry Liu, portfolio manager/analyst on the Investment Manager’s US Mid Cap Equity and Fundamental Long/Short teams, will serve from inception.

Andrew D. Lacey, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams and the Fundamental Long/Short team, will serve from inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

60Prospectus

Lazard Retirement Series Summary Section

Lazard Retirement Master Alternatives Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies. If such fees and charges were reflected, the figures in the table would be higher.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.40%	1.40%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses*
Dividend and Interest Expenses on Securities Sold Short	.89%	.89%
Remainder of Other Expenses	.34%	.34%
Total Other Expenses	1.23%	1.23%

Total Annual Portfolio Operating Expenses	2.88%	2.63%

Fee Waiver and Expense Reimbursment**	.04%	.04%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	2.84%	2.59%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2016, to the extent Total Annual Portfolio Operating Expenses exceed 1.95% and 1.70% of the average daily net assets of the Portfolio’s Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$287	$887

Investor Shares	$262	$813

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

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Principal Investment Strategies

The Portfolio management team utilizes an asset allocation investment strategy whereby the Portfolio’s assets are invested dynamically in a number of alternative investment strategies managed by different portfolio management teams of the Investment Manager (“Investment Strategies”).

The Portfolio invests its assets primarily using the Investment Strategies described below. At any given time the Portfolio’s assets may not be allocated to all Investment Strategies and/or a significant portion of the Portfolio’s assets may be allocated to one Investment Strategy.

The investment approach and process for each Investment Strategy is as follows:

•

The global equity long/short strategy seeks attractive risk-adjusted performance through a bottom-up stock selection process supported by fundamental research combined with a defined approach to hedging risk. This strategy seeks to purchase equity securities of companies that the portfolio management team believes have high sustainable or improving financial productivity and compelling valuations and to take short positions in companies that possess the opposite characteristics. The strategy typically invests the majority of its assets outside of the US.

•

The US equity long/short strategy seeks to achieve attractive risk-adjusted returns through long positions in equity securities of companies with strong and/or improving financial productivity that have attractive valuations, and short positions in equity securities of companies viewed to possess deteriorating fundamentals, unattractive valuations or other qualities warranting a short position. Short positions may also be employed as a sector or market hedge. Although the strategy’s investment focus is US companies, the strategy also may invest in non- US companies. The strategy may invest in companies across the capitalization spectrum and also may invest in IPOs.

•

The Japanese equity long/short strategy seeks to achieve long-term capital appreciation by investing long and short in a diversified portfolio of Japanese equities. This strategy generally seeks to take long positions in securities that the portfolio management team believes will go up in absolute value and take short positions in securities that the team believes will go down in absolute value.

•

The relative value convertible securities strategy is a hedged strategy investing primarily in convertible fixed income and preferred securities (including those rated below investment grade (“junk”)), with the objectives of current income and long-term capital appreciation. Bottom up fundamental credit, equity and quantitative analysis is used in conjunction with top down macroeconomic analysis. The strategy utilizes a relative value approach, focusing on convertible securities that are considered to have low volatility. It is expected that the strategy will invest primarily in small and mid cap companies. The strategy utilizes selective strategy level and position level hedges, seeking to minimize macro risk (equity and credit) and interest rate risk. The strategy may invest in convertible debt and preferred securities of any maturity and any quality.

The Portfolio will generally have short positions through selling securities “short” and through investments in derivative instruments, principally swap agreements on individual securities, and may use short positions to seek to increase returns or to reduce risk. A short sale involves the sale of a security that the Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Investment Manager is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure.

The Investment Strategies may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

In addition, the Investment Strategies may, but are not required to, enter into futures and forward currency contracts and equity, interest rate, credit default and currency swap agreements; and write put and call options on securities (including ETFs), indexes and currencies, for hedging purposes or to seek to increase returns.

62Prospectus

It is expected that the Portfolio will buy and sell securities, and take short positions in securities, frequently in connection with implementing its investment strategy.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Short Position Risk. Short positions in equity securities may involve substantial risks. If a short position appreciates in value during the period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, the Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

Convertible Securities Risk. The market value of convertible securities generally performs like that of non-convertible fixed income securities; that is, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). In addition, convertible securities are subject to the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock.

Fixed-Income and Debt Securities Risk. While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Interest rate risk is usually greater for fixed-income securities with longer maturities or effective durations.

Other risk factors could have an effect on the Portfolio’s performance, including:

•	if an issuer fails to make timely interest or principal payments (known as credit risk)
•

if there is a decline, or a perceived decline, in the credit quality of a fixed-income security (or any guarantor of payment on such security) the security’s value could fall, potentially lowering the Portfolio’s share price

•	during unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like

Any investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher rated investments. Non-investment grade securities (“junk bonds”) tend to be more volatile, less liquid and are considered speculative.

Adjustable rate securities provide the Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Preferred Securities Risk. There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•

Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.
•

Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	During periods of declining interest rates, an issuer may be able to exercise an option to call,
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or redeem, its issue at par earlier than the scheduled maturity. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Swap Agreements and Other Derivatives Risk. Swap agreements and other derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including options on ETFs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset.

Counterparty Credit Risk. The Portfolio’s investment strategy is dependent on counterparties to its securities borrowing transactions in connection with short sales of securities and counterparties to derivatives transactions. Transactions with such counterparties are subject to the risk of default by a counterparty, which could result in a loss of Portfolio assets used as collateral or the loss of monies owed to the Portfolio by a counterparty.

Leverage Risk. The use of leverage, which the Portfolio’s strategy entails, may magnify the Portfolio’s gains or losses.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Multi-Strategy Risk. The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation among the Investment Strategies. Investment decisions for the Investment Strategies are made independently of one another and may conflict with each other. The Investment Strategies may underperform the market generally or underperform other investment strategies that could have been selected for the Portfolio.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments.

Market Direction Risk. Since the Portfolio will typically hold both long and short positions, an investment in the Portfolio will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Portfolio’s results will suffer both when there is a general market advance and the Portfolio holds significant “short” positions, or when there is a general market decline and the Portfolio holds significant “long” positions.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic

64Prospectus

factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates.

Japanese Securities Risk. To the extent the Portfolio invests significantly in the securities of companies in Japan, the Portfolio’s performance will be influenced by social, political and economic conditions within Japan and may be more volatile than the performance of funds that do not have significant investments in a single country.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

IPO Shares Risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Portfolio’s asset base increases, IPOs may have a diminished effect on the Portfolio’s performance.

ETF Risk. Shares of ETFs may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. The Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Matthew Glaser, a portfolio manager/analyst on the Investment Manager’s Master Alternatives team, will serve from inception.

Jai Jacob, a portfolio manager/analyst on the Investment Manager’s Multi Asset team, will serve from inception.

Stephen Marra, a portfolio manager/analyst on the Investment Manager’s Multi Asset team, will serve from inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

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Lazard Retirement Series Summary Section

Lazard Retirement Capital Allocator Opportunistic
Strategies Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies. If such fees and charges were reflected, the figures in the table would be higher.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses (including dividend and interest expenses on securities sold short)*	.44%	.44%

Acquired Fund Fees and Expenses (Underlying Funds)*	.34%	.34%

Total Annual Portfolio Operating Expenses	2.03%	1.78%

Fee Waiver and Expense Reimbursement**	.42%	.42%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.61%	1.36%

*	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through May 1, 2016, to the extent Total Annual Portfolio Operating Expenses exceed 1.27% and 1.02% of the average daily net assets of the Portfolio’s Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Service Shares	$164	$596

Investor Shares	$138	$519

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

66Prospectus

Principal Investment Strategies

The Portfolio utilizes an asset allocation strategy to invest in a global portfolio of uncorrelated assets that can include exposure, through underlying vehicles, to stocks, bonds, commodities and other investments.

The Portfolio invests primarily in exchange-traded open-end management investment companies and similar products, which generally pursue a passive index-based strategy (commonly known as ETFs), as well as actively managed closed-end management investment companies (“closed-end funds”) and exchange-traded notes (“ETNs” and collectively with ETFs and closed-end funds, “Underlying Funds”). ETFs and ETNs in which the Portfolio may invest include both ETFs and ETNs designed to correlate directly with an index and ETFs and ETNs designed to correlate inversely with an index and may include actively-managed ETFs. The Portfolio, through Underlying Funds in which it invests, may invest in non-US companies (including those in emerging markets), and the Portfolio also may invest directly in equity and debt securities in addition to its investments in Underlying Funds. The Portfolio’s investment portfolio is concentrated in a relatively small number of holdings (generally 10 to 30). Investors can invest directly in Underlying Funds and do not need to invest in Underlying Funds through mutual funds or separately managed accounts.

The Portfolio may, but is not required to, effect short sales of securities; enter into equity, total return and currency swap agreements, and forward currency contracts; and write put and covered call options on securities (including ETFs and ETNs), indexes and currencies, for hedging purposes or to seek to increase returns, including as a substitute for purchasing an Underlying Fund. A short sale involves the sale of a security that the Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Investment Manager is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Underlying Funds Risk. Shares of ETFs and closed-end funds in which the Portfolio invests may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent NAV. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. The Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that,

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like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not regulated under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make periodic interest payments.

The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the SEC on which the Portfolio may rely or an exemption is available.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Fixed Income and Debt Securities Risk. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines.

Focused Investing Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Short Position Risk. Short sales may involve substantial risks. Short sales of securities expose the Portfolio to the risk that it will be required to “cover” the short position at a time when the underlying security has appreciated in value, thus resulting in a loss to the Portfolio that could be substantial.

Derivatives Risk. Derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including options on ETFs and ETNs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolio to experience

68Prospectus

losses greater than if the Portfolio had not engaged in such transactions.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

David R. Cleary, portfolio manager/analyst on the Investment Manager’s Capital Allocator Series team and responsible for oversight of the Fixed Income teams, will serve from inception.

Christopher Komosa, portfolio manager/analyst on the Investment Manager’s Capital Allocator Series team, will serve from inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

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Lazard Retirement Series Summary Section

Lazard Retirement Global Dynamic Multi Asset Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, but does not reflect the fees or charges imposed by the separate accounts of the Participating Insurance Companies under the Policies. If such fees and charges were reflected, the figures in the table would be higher.

	Service Shares	Investor Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.85%	.85%

Distribution and Service (12b-1) Fees	.25%	None

Other Expenses	.23%	.23%	*

Total Annual Portfolio Operating Expenses	1.33%	1.08%

Fee Waiver and Expense Reimbursement**	.28%	.28%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.05%	.80%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Service Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through May 1, 2016, to the extent Total Annual Portfolio Operating Expenses exceed 1.05% and .80% of the average daily net assets of the Portfolio’s Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$107	$394	$702	$1,577

Investor Shares	$82	$316	$568	$1,292

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 105% of the average value of its portfolio.

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Principal Investment Strategies

The Investment Manager allocates the Portfolio’s assets among various US and non-US equity and fixed-income strategies managed by the Investment Manager in proportions consistent with the Investment Manager’s evaluation of various economic and other factors designed to estimate probabilities, including volatility. The Investment Manager makes allocation decisions among the strategies based on quantitative and qualitative analysis using a number of different tools, including proprietary software models and input from the Investment Manager’s research analysts. At any given time the Portfolio’s assets may not be allocated to all strategies.

A principal component of the Investment Manager’s investment process for the Portfolio is volatility management. The Investment Manager generally will seek to achieve, over a full market cycle, a level of volatility in the Portfolio’s performance of approximately 10%. Volatility, a risk measurement, measures the magnitude of up and down fluctuations in the value of a financial instrument or index over time.

As a consequence of allocating its assets among various of the Investment Manager’s investment strategies, the Portfolio may:

•

invest in US and non-US equity and debt securities (including those of companies with business activities located in emerging market countries and securities issued by governments of such countries), depositary receipts and shares, currencies and related instruments, and structured notes

•	invest in ETFs and similar products, which generally pursue a passive index-based strategy

•	invest in securities of companies of any size or market capitalization
•	invest in debt securities of any maturity or duration
•

invest in securities of any particular quality or investment grade and, as a result, the Portfolio may invest significantly in securities rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or securities that are unrated

•

enter into swap agreements (including credit default swap agreements) and forward contracts, and may purchase and write put and covered call options, on securities, indexes and currencies, for hedging purposes (although it is not required to do so) or to seek to increase returns

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in issuers organized or located outside the US or doing a substantial amount of business outside the US, securities denominated in a foreign currency or foreign currency forward contracts.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Allocation Risk. The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation among investment strategies. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

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Volatility Management Risk. While the Investment Manager generally will seek to achieve, over a full market cycle, the level of volatility in the Portfolio’s performance as described above, there can be no guarantee that this will be achieved; actual or realized volatility for any particular period may be materially higher or lower depending on market conditions. In addition, the Investment Manager’s efforts to manage the Portfolio’s volatility can be expected, in a period of generally positive equity market returns, to reduce the Portfolio’s performance below what could be achieved without seeking to manage volatility and, thus, the Portfolio would generally be expected to underperform market indices that do not seek to achieve a specified level of volatility.

Value Investing and Growth Investing Risks. The Portfolio may invest a portion of its assets in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The Portfolio also may invest a portion of its assets in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Quantitative Model Risk. The success of the Portfolio depends upon effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors, including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, the factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Fixed-Income and Debt Securities Risk. While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The Portfolio’s investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-

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investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivative transactions.

ETF Risk. Any investments in ETFs are subject to the risks of the investments of the ETFs, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of any ETFs in which the Portfolio invests. Shares of ETFs in which the Portfolio invests may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent NAV.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities at the time and price it would like. The size of certain securities offerings of emerging markets issuers may be relatively smaller in size than offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Forward Currency Contracts and Other Derivatives Risk. Forward currency contracts and other derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Swap agreements, forward currency contracts, over-the-counter options on securities, indexes and currencies, structured notes and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security, index or currency. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs.

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Performance Bar Chart and Table
Year-by-Year Total Returns for Service Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Retirement Global Dynamic Multi Asset Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of broad measures of market performance. The bar chart shows how the performance of the Portfolio’s Service Shares has varied from year to year. Performance information does not reflect the fees or charges imposed by the Participating Insurance Companies under the Policies, and such fees will have the effect of reducing performance. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

As a new share Class, past performance information is not available for Investor Shares as of the date of this Prospectus. Investor Shares would have had annual returns substantially similar to those of Service Shares because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent of the different expense ratios of the Classes.

Best Quarter: 12/31/13 7.27% Worst Quarter: 9/30/14 –2.44%

Average Annual Total Returns

(for the periods ended December 31, 2014)

The 50% MSCI World Index/50% Barclays Capital Global Aggregate Bond Index shown in the table is an unmanaged index created by the Investment Manager and is a 50/50 blend of the MSCI World Index and the Barclays Capital Global Aggregate Bond® Index.

	Inception Date	1 Year	Since Inception

Service Shares	4/30/12	2.70%	10.23%

MSCI World Index (reflects no deduction for fees, expenses or taxes)		4.94%	13.29%

50% MSCI World Index/50% Barclays Capital Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		2.80%	6.61%

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Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Jai Jacob, portfolio manager/analyst on the Investment Manager’s Multi Asset team, has been with the Portfolio since April 2012.

Stephen Marra, portfolio manager/analyst on the Investment Manager’s Multi Asset team, has been with the Portfolio since May 2013.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 76.

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Lazard Retirement Series Additional Information about the Portfolios

Purchase and Sale of Portfolio Shares

Portfolio shares are currently offered only to Participating Insurance Companies. Portfolio shares may be sold each business day by the separate accounts of the Participating Insurance Companies.

Tax Information

Owners of the Policies offered by the separate accounts of Participating Insurance Companies should consult the prospectuses or other disclosure documents of the separate accounts regarding the federal tax consequences of investing in a Portfolio through a separate account.

Financial Intermediary Compensation

Payments to Participating Insurance Companies and Financial Intermediaries

The Portfolios and the Investment Manager and its affiliates may pay Participating Insurance Companies, or their affiliates, for the sale of Portfolio shares and related services. Participating Insurance Companies, or their affiliates, may pay broker-dealers or other financial intermediaries that sell Policies for the sale of shares of a Portfolio and related services. When received by a Participating Insurance Company, such payments may be a factor that the Participating Insurance Company considers in including a Portfolio as an investment option in its Policies. The prospectus or other disclosure document for the Policies may contain additional information about these payments. When received by a financial intermediary, such payments may create a conflict of interest by influencing the financial intermediary and salespersons to recommend a Portfolio over other mutual funds available as investment options under a Policy. Ask the salesperson or visit the financial intermediary’s website for more information.

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Lazard Retirement Series Investment Strategies and Investment Risks

Overview

The Fund consists of twenty separate Portfolios. Only Lazard Retirement US Strategic Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement Emerging Markets Equity Portfolio and Lazard Retirement Global Dynamic Multi Asset Portfolio are currently in operation. Shares of the other Portfolios may be offered upon request.

Each Portfolio has its own investment objective, strategies, and risk/return and expense profile. There is no guarantee that any Portfolio will achieve its investment objective. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

Each Portfolio other than Lazard Retirement Fundamental Long/Short Portfolio, Lazard Retirement Enhanced Opportunities Portfolio, Lazard Retirement Master Alternatives Portfolio, Lazard Retirement Global Dynamic Multi Asset Portfolio and Lazard Retirement Capital Allocator Opportunistic Strategies Portfolio has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide its shareholders with at least 60 days’ prior notice of any change with respect to this policy.

The investment objective of each Portfolio other than Lazard Retirement US Small Cap Equity Growth Portfolio, Lazard Retirement International Equity Concentrated Portfolio, Lazard Retirement Global Strategic Equity Portfolio, Lazard Retirement Emerging Markets Income Portfolio, Lazard Retirement Fundamental Long/Short Portfolio, Lazard Retirement Enhanced Opportunities Portfolio and Lazard Retirement Master Alternatives Portfolio may only be changed with the approval of the Portfolio’s shareholders.

Information on the recent strategies and holdings of each Portfolio that has commenced operations can be found in the current annual/semi-annual report (see back cover).

The Portfolios are intended to be funding vehicles for VA contracts and VLI policies offered by the separate accounts of the Participating Insurance Companies. Not all Portfolios or share classes may be available through a particular Policy. Individuals may not purchase Portfolio shares directly from the Fund. The Policies are described in the separate account prospectuses, over which the Fund assumes no responsibility. The investment objective and policies of a Portfolio may be similar to other funds/portfolios managed or advised by the Investment Manager. However, the investment results of a Portfolio may be higher or lower than, and there is no guarantee that the investment results of a Portfolio will be comparable to, any other funds/portfolios managed or advised by the Investment Manager. Portfolio shares may also be offered to certain qualified pension and retirement plans and to accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Differences in tax treatment or other considerations may cause the interests of Policy owners and Eligible Plan participants investing in a Portfolio to conflict. The Board monitors each Portfolio for any material conflicts and determines what action, if any, should be taken. For information about Eligible Plan investing, call (800) 823-6300.

Investment Strategies

Lazard Retirement US Equity Concentrated Portfolio

The Portfolio invests primarily in equity securities, principally common stocks, of US companies of any market capitalization. The Portfolio has a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million. The Portfolio seeks to outperform broad-based securities market indices, such as the S&P 500 Index, the Russell 1000 Index and the Russell 3000 Index. The philosophy of the Investment Manager employed for the Portfolio is based on value creation through its process of bottom-up stock selection, and the Investment Manager implements a disciplined portfolio construction process. The Investment Manager’s fundamental research seeks to identify investments typically featuring robust organic cash flow, balance sheet strength and operational flexibility.

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Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of US companies. The Portfolio may invest up to 20% of its assets in securities of non-US companies.

The Portfolio considers a company or issuer to be a “US company” if: (i) the company/issuer is organized under the laws of or is domiciled in the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Retirement US Strategic Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of US companies that the Investment Manager believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values. Ordinarily, the market capitalizations of the Portfolio’s investments will be within the range of companies included in the S&P 500 Index (ranging from approximately $3.3 billion to $731.6 billion as of April 9, 2015). Although the Portfolio generally focuses on large cap companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions and the Portfolio also may invest in mid cap and small cap companies.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of US companies. The Portfolio may invest up to 20% of its assets in securities of non-US companies.

The Portfolio considers a company or issuer to be a “US company” if: (i) the company/issuer is organized under the laws of or is domiciled in the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

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The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Retirement US Small-Mid Cap Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of small to mid capitalization US companies. The Investment Manager considers “small-mid cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2500 Index (ranging from approximately $4.4 million to $19.6 billion as of April 9, 2015). Because “small-mid cap companies” are defined in part by reference to an index, the market capitalization of companies in which the Portfolio invests may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of that company increases such that the company no longer meets the definition of a “small-mid cap company.”

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small-mid cap US companies. The Investment Manager focuses on relative value in seeking to construct a diversified portfolio of investments for the Portfolio that maintains sector and industry balance, using investment opportunities identified through bottom-up fundamental research conducted by the Investment Manager’s small cap, mid cap and global research analysts.

The Investment Manager believes that contribution of ideas from multiple sources within the firm benefits the generation of investment ideas for consideration by the Portfolio’s portfolio management team. Companies selected for investment in the Portfolio generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

•	sustainable returns
•	strong free cash flow with balance sheet flexibility
•	attractive valuation, utilizing peer group and historical comparisons

The Portfolio may invest up to 20% of its assets in the securities of larger or smaller US or non-US companies.

The Portfolio considers a company or issuer to be a “US company” if: (i) the company/issuer is organized under the laws of or is domiciled in the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

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The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Retirement US Small Cap Equity Growth Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of small cap US companies believed to have the potential for significant earnings growth. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000 Growth Index (ranging from approximately $35.9 million to $10.8 billion as of April 9, 2015). Because “small cap companies” are defined in part by reference to an index, the market capitalization of companies in which the Portfolio invests may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of that company increases such that the company no longer meets the definition of a “small cap company.”

The Investment Manager may sell a Portfolio’s position if it no longer believes that a security is appropriate in light of the Portfolio’s investment strategy, in an effort to meet capitalization requirements, adhere to other portfolio constraints, or to adjust the Portfolio relative to the Russell 2000 Growth Index.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap US companies.

The Portfolio may invest up to 20% of its assets in the securities of larger US or non-US companies, including those with business activities that are located in emerging market countries.

The Portfolio considers a company or issuer to be a “US company” or “US issuer” or a security to be “tied economically to the US” if: (i) the company/issuer is organized under the laws of or is domiciled in the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a

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decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Retirement International Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of relatively large non-US companies with market capitalizations in the range of companies included in the MSCI EAFE Index (ranging from approximately $1.6 billion to $274.4 billion as of April 9, 2015) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The allocation of the Portfolio’s assets among geographic sectors, and between developed and emerging market countries, may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries and may invest up to 15% of the Portfolio’s assets in securities of companies whose principal business activities are located in emerging market countries. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Retirement International Equity Select Portfolio

The Portfolio invests primarily in equity securities, including ADRs and GDRs, common stocks, preferred stocks and convertible securities, of relatively large non-US companies with market capitalizations in the range of companies included in the MSCI EAFE Index (ranging from approximately $1.6 billion to $274.4 billion as of April 9, 2015) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time

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based on the Investment Manager’s judgment and its analysis of market conditions.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries, although the Portfolio may invest in securities of companies whose principal business activities are located in emerging market countries in an amount up to the current emerging markets component of the MSCI All Country World Index ex-US plus 15%. The allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Retirement International Equity Concentrated Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of non-US companies. The Portfolio has a concentrated portfolio of investments, typically investing in 20 to 30 securities of non-US companies, including those whose principal business activities are located in emerging market countries. The Investment Manager seeks to realize the Portfolio’s investment objective primarily through stock selection, investing in companies believed to have sustainably high or improving returns and trading at attractive valuations. In choosing stocks for the Portfolio, the Investment Manager generally looks for established companies in economically developed countries that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager also may invest the Portfolio’s assets in securities of companies domiciled in emerging market countries in an amount up to the current percentage of securities in the MSCI All Country World Index ex-US issued by companies domiciled in emerging market countries (22.0% as of April 9, 2015) plus 15%. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions. The Portfolio may invest in securities of companies of across the capitalization spectrum, and the market capitalizations of companies in which the Portfolio invests may vary with market conditions.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio considers a company to be a non-US company if: (i) the company is organized under the laws of or is domiciled in a country other than the US or maintains its principal place of business in a country other than the US; (ii) the securities of such company are traded principally on a non-US market;

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or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in countries other than the US or that has at least 50% of its assets in countries other than the US.

A company is considered to be domiciled in an emerging markets country if it is domiciled in a country that is: (i) included in the MSCI Emerging Markets Index; or (ii) not included in the MSCI World Index.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Retirement International Strategic Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of non-US companies whose principal activities are located in countries represented by the MSCI EAFE Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Portfolio may invest in companies of any size, and the market capitalizations of companies in which the Portfolio invests may vary with market conditions. The Portfolio also may invest up to 15% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The countries represented by the MSCI EAFE Index currently include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions

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would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Retirement International Small Cap Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of relatively small non-US companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small non-US companies” to be those non-US companies with market capitalizations, at the time of initial purchase by the Portfolio, below $5 billion or in the range of the smallest 10% of companies included in the MSCI EAFE Index (based on market capitalization of the Index as a whole, which ranged from approximately $1.6 billion to $274.4 billion as of April 9, 2015). Because “small non-US companies” are defined in part by reference to an index, the market capitalization of companies in which the Portfolio invests may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of the company increases so that the company no longer meets the definition of a “small non-US company.”

Securities selected for investment in the Portfolio generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

•	the potential to become a larger factor in the company’s business sector
•	significant debt but high levels of free cash flow
•	a relatively short corporate history with the expectation that the business may grow

In choosing stocks for the Portfolio, the Investment Manager looks for smaller, well-managed non-US companies that the Investment Manager believes have the potential for growth. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. The Portfolio may invest up to 20% of its assets in equity securities of larger companies.

The Portfolio may invest up to 25% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares

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remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Retirement Global Strategic Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager seeks to realize the Portfolio’s investment objective primarily through stock selection, investing in companies believed to have sustainably high or improving returns and trading at attractive valuations. The Portfolio may invest in securities of companies whose principal business activities are located in emerging market countries, and the allocation of the Portfolio’s assets to emerging market countries may vary from time to time. The Portfolio may invest in securities of companies across the capitalization spectrum, and the market capitalizations of companies in which the Portfolio invests may vary with market conditions.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. In addition, under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in non-US companies. The Investment Manager allocates the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries). The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio considers a company to be a non-US company if: (i) the company is organized under the laws of or is domiciled in a country other than the US or maintains its principal place of business in a country other than the US; (ii) the securities of such company are traded principally on a non-US market; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in countries other than the US or that has at least 50% of its assets in countries other than the US.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may

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adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Retirement Emerging Markets Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of non-US companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which currently includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Retirement Developing Markets Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of non-US companies whose principal activities are located in emerging market countries (also known as “developing markets”). The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which currently includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Investment Manager employs a relative growth investment philosophy that is based on value creation through the process of bottom-up stock selection. The Investment Manager’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters. The Investment Manager’s selection process focuses on growth and considers the sustainability of growth and the trade off between valuation and growth.

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Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Retirement Emerging Markets Equity Blend Portfolio

The Portfolio invests primarily in equity securities, including common stocks, ADRs and GDRs, preferred stocks and convertible securities, of non-US companies whose principal activities are located in emerging market countries. The allocation among emerging market countries within the emerging markets relative value and relative growth strategies may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which currently includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Investment Manager allocates the Portfolio’s assets between versions of the Investment Manager’s emerging markets relative value and relative growth investment strategies. In the emerging markets relative value strategy, assets are invested in companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. In the emerging markets relative growth strategy, the Investment Manager employs a relative growth investment philosophy that is based on value creation through the process of bottom-up stock selection. The Investment Manager’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters. The Investment Manager’s selection process focuses on growth and considers the sustainability of growth and the trade off between valuation and growth. A premium may be paid for higher, sustainable growth. The Portfolio may invest in companies of any size or market capitalization.

The Investment Manager currently intends to maintain an allocation of approximately 40%-60% of the Portfolio’s assets in each strategy, but the allocation ranges could change in the future without prior notice to shareholders. The Investment Manager will make allocation decisions between the strategies based on quantitative and qualitative analysis through proprietary software models. Quantitative analysis includes statistical analysis of portfolio risks, factor dependencies and trading tendencies. Qualitative analysis includes analysis of the global economic environment as well as internal

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and external research on individual securities, portfolio holdings, attribution factors, behavioral patterns and overall market views and scenarios. The Investment Manager will periodically review the allocation of Portfolio assets between the strategies and modify the relative weightings to emphasize risk or to seek to mitigate risk exposures.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Retirement Emerging Markets Income Portfolio

Under normal circumstances, the Portfolio invests at least 80% of its assets in currencies, debt securities, derivative instruments and other investments that are economically tied to emerging market countries. Such investments may include combinations of these instruments that have economic characteristics similar to currencies or debt securities economically tied to emerging markets countries, such as a currency forward contract denominated in an emerging markets currency and US dollar-denominated debt security in a principal amount corresponding to the notional value of forward contracts, which together have economic characteristics similar to a debt security denominated in the emerging markets currency. Derivatives instruments in which the Portfolio may invest include forward currency contracts (including non-deliverable forward contracts), structured notes, options and swap agreements. Debt securities in which the Portfolio may invest include debt securities issued or guaranteed by governments, government agencies or supranational bodies; corporate obligations; fixed and/or adjustable rate or inflation-linked investment grade and non-investment grade bonds (“junk bonds”); convertible securities; zero coupon securities; collateralized debt obligations; short- and medium-term obligations and other fixed-income obligations; and commercial paper and money market instruments such as certificates of deposit.

In managing the Portfolio, the Investment Manager seeks to obtain exposure to emerging market currency and local debt markets and to outperform its benchmark over a full market cycle.

The Investment Manager’s strategy seeks to attain exposure to emerging market countries by investing in local market instruments, including currency forward contracts and local currency debt. The Investment Manager engages in issuer, sovereign, asset allocation, risk measurement and scenario analysis during the portfolio construction process and utilizes a variety of research and risk management tools in connection with the overall portfolio construction and analysis. In selecting particular instruments for the Portfolio, the

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Investment Manager will consider factors such as foreign currency exchange risks, price volatility, interest rate sensitivity, liquidity, tax implications, counterparty risks and technical market considerations.

Emerging market countries include all countries represented by the JPMorgan Emerging Local Markets Plus Index (ELMI +) or countries outside of the G-10, although the allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the judgment of the Investment Manager and its analysis of market conditions. The securities or instruments in which the Portfolio invests may be denominated in US and non-US currencies, including the local currency of the issuer.

A company is considered to be “economically tied to emerging markets countries” if: (i) the company is organized under the laws of or is domiciled in an emerging markets country or maintains its principal place of business in an emerging markets country; (ii) the securities of such company are traded principally in emerging markets countries; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in emerging markets countries or that has at least 50% of its assets in emerging markets countries.

Although the Portfolio is not restricted to investments in securities of any particular maturity or duration, the average duration of the Portfolio is expected to be short, typically less than one year. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed- income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%, all else equal. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. The Investment Manager may extend duration in particular countries when domestic yield curves are favorable.

The Portfolio is not limited to securities of any particular quality or investment grade and, as a result, the Portfolio may invest in securities rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or securities that are unrated.

The Portfolio may, but is not required to, purchase options on ETFs or currencies and enter into credit default swaps for hedging purposes or to seek to increase returns and also may use derivative instruments that are part of its primary investment strategy, such as forward currency contracts, for hedging purposes.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market

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instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Retirement Global Listed Infrastructure Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of infrastructure companies and concentrates its investments in industries represented by infrastructure companies. Infrastructure companies typically derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the generation, production, transmission, sale or distribution of energy or natural resources used to produce energy; distribution, purification and treatment of water; provision of communications services and media; management, ownership and/or operation of infrastructure assets or construction, development or financing of infrastructure assets, such as pipelines, toll roads, airports, railroads or ports. Infrastructure companies also include energy-related companies organized as master limited partnerships (“MLPs”) and their affiliates, and the Portfolio may invest up to 25% of its net assets in these energy-related MLPs and their affiliates. The Investment Manager focuses on companies with a minimum market capitalization of $250 million that own physical infrastructure and which the Investment Manager believes are undervalued.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and other infrastructure companies, with securities listed on a national or other recognized securities exchange.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in infrastructure companies organized or located outside the US or doing a substantial amount of business outside the US. The Investment Manager allocates the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries). The Portfolio may invest in equity securities of companies with some business activities located in emerging market countries.

The Portfolio seeks to focus its investments in a subset of infrastructure securities that are considered “preferred infrastructure” securities by the Investment Manager. Generally, the Investment Manager considers securities that are more likely to exhibit certain desirable characteristics, such as longevity of the issuer, lower risk of capital loss and revenues linked to inflation, to be “preferred infrastructure” securities.

The Portfolio considers a company that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US as doing a substantial amount of business outside the US. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Investment Manager generally seeks to substantially hedge foreign currency exposure in the Portfolio against movements relative to the US dollar by entering into foreign currency forward contracts, although the Portfolio’s total foreign currency exposure may not be fully hedged at all times.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares

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remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Retirement Enhanced Opportunities Portfolio

The Portfolio seeks to achieve its investment objective over a full market cycle through a hedged strategy investing primarily in convertible fixed income and preferred securities (including those rated below investment grade (“junk”)). The strategy utilizes a relative value approach, focusing on convertible securities that are considered to have low volatility. It is expected that the Portfolio will invest primarily in small and mid cap companies, but may invest in companies across the capitalization spectrum. The Portfolio also will utilize selective strategy level and position level hedges, primarily through short selling and derivatives, seeking to minimize macro risk (equity and credit) and interest rate risk. The Portfolio may invest in convertible debt and preferred securities of any maturity and any quality. Convertible securities held in the Portfolio generally are expected to have maturities between three and seven years at the time of investment, or between five and seven years if invested at issuance. Preferred securities generally are of perpetual maturities, callable at various points determined by the issuer. The Portfolio management team utilizes bottom up fundamental credit, equity and quantitative analysis in conjunction with top down macroeconomic analysis to identify individual securities believed to offer compelling value versus comparable risk return.

The Portfolio will generally have short positions through selling securities “short” and through investments in derivative instruments, principally swap agreements on individual securities, and may use short positions to seek to increase returns or to reduce risk. A short sale involves the sale of a security that the Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Investment Manager is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure.

The Portfolio’s net exposure to long and short positions may be net short, meaning that the exposure to short positions is greater than the exposure to long positions. In taking a short position in securities through total return swap agreements (which generally entitle the Portfolio to the economic equivalent of gains or losses and dividends on the subject securities during the period of the swap agreements), the Portfolio will incur transaction costs similar to interest or financing charges that will reduce any gains or increase any losses. Short sales of securities also may involve additional transaction-related costs such as those in connection with borrowing the securities sold short.

Although the Portfolio’s investment focus is US companies, the Portfolio also may invest in non-US companies, including depositary receipts and shares. The Portfolio also may invest in cash and cash equivalents. At certain times, based on the currently existing market environment, the Investment Manager may not believe it is able to find sufficient opportunities to invest in convertible fixed income and preferred securities and/or take short positions and may determine to tactically shift the Portfolio to invest substantially in money market instruments, such as short-term US Treasury securities and certificates of deposit.

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The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

In addition, the Portfolio may, but is not required to, enter into futures and forward currency contracts and equity, interest rate, credit default and currency swap agreements; and write put and call options on securities (including ETFs), indexes and currencies, for hedging purposes or to seek to increase returns.

It is expected that the Portfolio will buy and sell securities, and take short positions in securities, frequently in connection with implementing its investment strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Retirement Fundamental Long/Short Portfolio

The Portfolio utilizes a long/short investment strategy through investments in equity securities, principally common stocks, and derivative instruments that provide exposure to such equity securities. The Investment Manager’s approach in managing the Portfolio is based on its bottom-up relative-value philosophy. Generally, the Investment Manager seeks to take long positions by investing in equity securities of companies with strong and/or improving financial productivity that have attractive valuations, and seeks to complement these long positions with short positions in respect of companies viewed by the Investment Manager to possess deteriorating fundamentals, unattractive valuations or other qualities warranting a short position, or those that represent a sector or market hedge. The Portfolio will generally have short positions through selling securities “short” and through investments in derivative instruments, principally swap agreements on individual securities, and may use short positions to seek to increase returns or to reduce risk. It is expected that the total gross exposure of the Portfolio will typically range from 0% to 200% of the Portfolio’s NAV and that the net exposure will typically range from -25% (net short position) to 100% of its NAV. As an example, if the Portfolio’s long investment exposure is 100% of its NAV and its short exposure is 75% of its NAV, the Portfolio would have a net long exposure of 25% of NAV.

Although the Portfolio’s investment focus is US companies, the Portfolio also may invest in non-US companies, including depositary receipts and shares. The Portfolio may invest in companies across the capitalization spectrum and also may invest in IPOs. The Portfolio also may invest in cash and cash equivalents. At certain times, based on the currently existing market environment, the Investment Manager may not believe it is able to find sufficient opportunities to invest in equity securities and/or take short positions in equity securities and may determine to tactically shift the Portfolio to invest substantially in money market instruments, such as short-term US Treasury securities and certificates of deposit.

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A short sale involves the sale of a security that the Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Investment Manager is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure. In taking a short position in securities through total return swap agreements (which generally entitle the Portfolio to the economic equivalent of gains or losses and dividends on the subject securities during the period of the swap agreements), the Portfolio will incur transaction costs similar to interest or financing charges that will reduce any gains or increase any losses. Short sales of securities also may involve additional transaction-related costs such as those in connection with borrowing the securities sold short.

In addition, the Portfolio may, but is not required to, invest in ETFs, enter into equity and currency swap agreements, and forward currency contracts; and purchase and sell options, including writing put and call options on securities (including ETFs), indexes and currencies, for hedging purposes or to seek to increase returns.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Lazard Retirement Master Alternatives Portfolio

The Portfolio management team utilizes an asset allocation investment strategy whereby the Portfolio’s assets are invested dynamically in a number of Investment Strategies.

The Portfolio invests its assets primarily using the following Investment Strategies: global equity long/short; US equity long/short; Japanese equity long/short and relative value convertible securities. The Investment Manager may add, remove or change an Investment Strategy at any time in its sole discretion. The Portfolio is not required to utilize any particular investment strategy in any pre-determined amount, or otherwise to continue to invest in any Investment Strategy currently or previously utilized. The allocations to Investment Strategies will change over time based on the performance of each Investment Strategy or due to other circumstances, such as capacity and liquidity constraints. Cash flows due to purchases and redemptions of Portfolio shares may be allocated as determined by the Investment Manager in its sole discretion.

The allocation to each Investment Strategy will change as determined by the Investment Manager without notice to shareholders. At any given time the Portfolio’s assets may not be allocated to all Investment Strategies and/or a significant portion of the Portfolio’s assets may be allocated to one Investment Strategy.

Each Investment Strategy selects securities and investments independently, pursuant to the investment process, philosophy and approach of the portfolio management team of the Investment Strategy.

The investment approach and process for each Investment Strategy is as follows:

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•

The global equity long/short strategy seeks attractive risk-adjusted performance through a bottom-up stock selection process supported by fundamental research combined with a defined approach to hedging risk. This strategy seeks to purchase equity securities of companies that the portfolio management team believes have high sustainable or improving financial productivity and compelling valuations and to take short positions in companies that possess the opposite characteristics. The strategy typically invests the majority of its assets outside of the US.

•

The US equity long/short strategy seeks to achieve attractive risk-adjusted returns through long positions in equity securities of companies with strong and/or improving financial productivity that have attractive valuations, and short positions in equity securities of companies viewed to possess deteriorating fundamentals, unattractive valuations or other qualities warranting a short position. Short positions may also be employed as a sector or market hedge. Although the strategy’s investment focus is US companies, the strategy also may invest in non- US companies, including depositary receipts and shares. The strategy may invest in companies across the capitalization spectrum and also may invest in IPOs.

•

The Japanese equity long/short strategy seeks to achieve long-term capital appreciation by investing long and short in a diversified portfolio of Japanese equities. This strategy generally seeks to take long positions in securities that the portfolio management team believes will go up in absolute value and take short positions in securities that the team believes will go down in absolute value.

•

The relative value convertible securities strategy is a hedged strategy investing primarily in convertible fixed income and preferred securities (including those rated below investment grade (“junk”)), with the objectives of current income and long-term capital appreciation. Bottom up fundamental credit, equity and quantitative analysis is used in conjunction with top down macroeconomic analysis to identify individual securities that the portfolio management team believes offer compelling value versus comparable risk return. The strategy utilizes a relative value approach, focusing on convertible securities that are considered to have low volatility. It is expected that the strategy will invest primarily in small and mid cap companies, but may invest in companies across the capitalization spectrum. The strategy utilizes selective strategy level and position level hedges, primarily through short selling and derivatives, seeking to minimize macro risk (equity and credit) and interest rate risk. The strategy may invest in convertible debt and preferred securities of any maturity and any quality. Convertible securities held in the strategy generally are expected to have maturities between three and seven years at the time of investment, or between five and seven years if invested at issuance. Preferred securities generally are of perpetual maturities, callable at various points determined by the issuer.

The Portfolio will generally have short positions through selling securities “short” and through investments in derivative instruments, principally swap agreements on individual securities, and may use short positions to seek to increase returns or to reduce risk. A short sale involves the sale of a security that the Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Investment Manager is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure.

The Portfolio’s net exposure to long and short positions may be net short, meaning that the exposure to short positions is greater than the exposure to long positions. In taking a short position in securities through total return swap agreements (which generally entitle the Portfolio to the economic equivalent of gains or losses and dividends on the subject securities during the period of the swap agreements), the Portfolio will incur transaction costs similar to interest or financing

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charges that will reduce any gains or increase any losses. Short sales of securities also may involve additional transaction-related costs such as those in connection with borrowing the securities sold short.

The Investment Strategies may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

In addition, the Investment Strategies may, but are not required to, enter into futures and forward currency contracts and equity, interest rate, credit default and currency swap agreements; and write put and call options on securities (including ETFs), indexes and currencies, for hedging purposes or to seek to increase returns.

It is expected that the Portfolio will buy and sell securities, and take short positions in securities, frequently in connection with implementing its investment strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Retirement Capital Allocator Opportunistic Strategies Portfolio

The Portfolio utilizes an asset allocation strategy to invest in a global portfolio of uncorrelated assets that can include exposure, through underlying vehicles, to stocks, bonds, commodities and other investments.

The Portfolio invests primarily in Underlying Funds. ETFs and ETNs in which the Portfolio may invest include both ETFs and ETNs designed to correlate directly with an index and ETFs and ETNs designed to correlate inversely with an index and may include actively-managed ETFs. The Portfolio, through Underlying Funds in which it invests, may invest in non-US companies (including those in emerging markets), and the Portfolio also may invest directly in equity and debt securities in addition to its investments in Underlying Funds. The Portfolio’s investment portfolio is concentrated in a relatively small number of holdings (generally 10 to 30). Investors can invest directly in Underlying Funds and do not need to invest in Underlying Funds through mutual funds or separately managed accounts.

The Portfolio may, but is not required to, effect short sales of securities; enter into equity, total return and currency swap agreements, and forward currency contracts; and write put and covered call options on securities (including ETFs and ETNs), indexes and currencies, for hedging purposes or to seek to increase returns, including as a substitute for purchasing an Underlying Fund. A short sale involves the sale of a security that the Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Investment Manager is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure.

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The Investment Manager believes that over the long term, and on a risk-adjusted basis, there is no one size fits all approach to asset allocation and that historical relationships coupled with market insights can help develop a global view to identify and anticipate certain secular and cyclical changes. The Investment Manager employs a multi-variable investment strategy incorporating both quantitative and qualitative factors to generate the Portfolio’s asset allocation decisions.

The Portfolio’s investments generally are categorized by the Investment Manager as falling within the following four categories: thematic, diversifying assets, discounted assets and contrarian/opportunistic. The Investment Manager makes allocation changes in the Portfolio’s investments based on a forward looking assessment of capital markets using a risk/reward and probability methodology.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Retirement Global Dynamic Multi Asset Portfolio

The Investment Manager allocates the Portfolio’s assets among various US and non-US equity and fixed-income strategies managed by the Investment Manager in proportions consistent with the Investment Manager’s evaluation of various economic and other factors designed to estimate probabilities, including volatility. The Investment Manager makes allocation decisions among the strategies based on quantitative and qualitative analysis using a number of different tools, including proprietary software models and input from the Investment Manager’s research analysts. At any given time the Portfolio’s assets may not be allocated to all strategies. Quantitative analysis includes statistical analysis of portfolio risks and performance characteristics, factor dependencies and trading tendencies. Qualitative analysis includes analysis of the global economic environment as well as internal and external research on individual securities, portfolio holdings, attribution factors, behavioral patterns and overall market views and scenarios.

A principal component of the Investment Manager’s investment process for the Portfolio is volatility management. The Investment Manager generally will seek to achieve, over a full market cycle, a level of volatility in the Portfolio’s performance of approximately 10%. Volatility, a risk measurement, measures the magnitude of up and down fluctuations in the value of a financial instrument or index over time.

The Investment Manager engages in fundamental analysis (including credit analysis) while taking into account macroeconomic and other considerations in selecting investment opportunities. The allocation among the Investment Manager’s strategies may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions, and at any given time the Portfolio’s

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assets may not be allocated to all strategies. The investment philosophy employed for the Portfolio is based on an understanding that the current economic environment can be coupled with research into the drivers of (and risks to) outperformance in the strategies in which the Portfolio invests to create a blend of strategies aligned with the economic cycle.

As a consequence of allocating its assets among various of the Investment Manager’s investment strategies, the Portfolio may:

•

invest in US and non-US equity and debt securities (including those of companies with business activities located in emerging market countries and securities issued by governments of such countries), depositary receipts and shares, currencies and related instruments, and structured notes

•	invest in ETFs and similar products, which generally pursue a passive index-based strategy

•	invest in securities of companies of any size or market capitalization
•	invest in debt securities of any maturity or duration
•

invest in securities of any particular quality or investment grade and, as a result, the Portfolio may invest significantly in securities rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or securities that are unrated

•

enter into swap agreements (including credit default swap agreements) and forward contracts, and may purchase and write put and covered call options, on securities, indexes and currencies, for hedging purposes (although it is not required to do so) or to seek to increase returns

Debt securities in which the Portfolio may invest (as a consequence of allocating its assets among various of the Investment Manager’s investment strategies) include debt securities issued or guaranteed by governments, government agencies or supranational bodies or US and non- US companies or other private-sector entities, including fixed and/or floating rate investment grade and non-investment grade bonds (“junk bonds”), convertible securities, commercial paper, collateralized debt obligations, short- and medium-term obligations and other fixed-income obligations.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in issuers organized or located outside the US or doing a substantial amount of business outside the US, securities denominated in a foreign currency or foreign currency forward contracts.

The Portfolio considers an issuer that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US as doing a substantial amount of business outside the US. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive

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strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Investment Risks

You should be aware that the Portfolios:

•	are not bank deposits
•	are not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation
•	are not guaranteed to achieve their stated goals

The Portfolios also are subject to the investment risks listed in the tables below. For a description of the risks listed in the tables, please see “Glossary—Investment Risks” immediately following the tables. See also the Portfolios’ Statement of Additional Information for information on certain other investments in which the Portfolios may invest and other investment techniques in which the Portfolios may engage from time to time and related risks.

	Retirement US Equity Concentrated Portfolio	Retirement US Strategic Equity portfolio	Retirement US Small- Mid Cap Equity Portfolio	Retirement US Small Cap Equity Growth Portfolio	Retirement International Equity Portfolio

Concentration Risk	✓

Emerging Market Risk	✓	✓	✓	✓	✓

ETF Risk	✓	✓	✓	✓	✓

Focused Investing Risk		✓	✓

Foreign Currency Risk	✓	✓	✓	✓	✓

Growth Investing Risk				✓

Hedging Risk	✓	✓	✓	✓	✓

High Portfolio Turnover Risk			✓

IPO Shares Risk	✓	✓	✓	✓	✓

Issuer Risk	✓	✓	✓	✓	✓

Large Cap Companies Risk	✓	✓			✓

Market Risk	✓	✓	✓	✓	✓

Non-Diversification Risk	✓

Non-US Securities Risk	✓	✓	✓	✓	✓

Securities Selection Risk	✓	✓	✓	✓	✓

Small and Mid Cap Companies Risk	✓	✓	✓

Small Cap Companies Risk				✓

Value Investing Risk	✓	✓	✓		✓

	Retirement International Equity Select Portfolio	Retirement International Equity Concentrated Portfolio	Retirement International Strategic Equity Portfolio	Retirement International Small Cap Equity Portfolio	Retirement Global Strategic Equity Portfolio

Concentration Risk		✓

Emerging Market Risk	✓	✓	✓	✓	✓

ETF Risk	✓	✓	✓	✓	✓

Focused Investing Risk	✓		✓		✓

Foreign Currency Risk	✓	✓	✓	✓	✓

Hedging Risk	✓	✓	✓	✓	✓

High Portfolio Turnover Risk		✓

IPO Shares Risk	✓	✓	✓	✓	✓

Issuer Risk	✓	✓	✓	✓	✓

Large Cap Companies Risk	✓	✓	✓		✓

Market Risk	✓	✓	✓	✓	✓

Non-Diversification Risk		✓

Non-US Securities Risk	✓	✓	✓	✓	✓

Securities Selection Risk	✓	✓	✓	✓	✓

Small and Mid Cap Companies Risk		✓			✓

Small Cap Companies Risk				✓

Value Investing Risk	✓	✓	✓	✓	✓

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	Retirement Emerging Markets Equity Portfolio	Retirement Developing Markets Equity Portfolio	Retirement Emerging Markets Equity Blend Portfolio	Retirement Emerging Markets Income Portfolio	Retirement Global Listed Infrastructure Portfolio

Allocation Risk			✓

Counterparty Credit Risk				✓

Derivatives Risk				✓	✓

Emerging Market Risk	✓	✓	✓	✓	✓

ETF Risk	✓	✓	✓	✓	✓

Fixed-Income and Debt Securities Risk				✓

Focused Investing Risk		✓			✓

Foreign Currency and Foreign Currency Hedging Risk					✓

Foreign Currency Risk	✓	✓	✓	✓

Growth Investing Risk		✓	✓

Hedging Risk	✓	✓	✓	✓	✓

High Portfolio Turnover Risk				✓

Infrastructure Companies Risk					✓

IPO Shares Risk	✓	✓	✓		✓

Issuer Risk	✓	✓	✓	✓	✓

Large Cap Companies Risk					✓

Liquidity Risk				✓

Market Risk	✓	✓	✓	✓	✓

MLP Risk					✓

Non-Diversification Risk				✓

Non-US Securities Risk	✓	✓	✓	✓	✓

Quantitative Model Risk			✓

Securities Selection Risk	✓	✓	✓	✓	✓

Small Cap Companies Risk			✓

Structured Products Risk				✓

Value Investing Risk	✓		✓		✓

	Retirement Enhanced Opportunities Portfolio	Retirement Fundamental Long/Short Portfolio	Retirement Master Alternatives Portfolio	Retirement Capital Allocator Opportunistic Strategies Portfolio	Retirement Global Dynamic Multi Asset Portfolio

Allocation Risk					✓

Contrarian/Opportunistic Strategy Risk				✓

Convertible Securities Risk	✓		✓

Counterparty Credit Risk	✓	✓	✓

Derivatives Risk	✓	✓	✓	✓	✓

Emerging Market Risk	✓	✓	✓	✓	✓

ETF Risk	✓	✓	✓	✓	✓

Fixed-Income and Debt Securities Risk	✓		✓	✓	✓

Focused Investing Risk				✓

Foreign Currency Risk	✓	✓	✓	✓	✓

Growth Investing Risk					✓

Hedging Risk	✓	✓	✓	✓	✓

High Portfolio Turnover Risk	✓	✓	✓		✓

IPO Shares Risk		✓	✓	✓	✓

Issuer Risk	✓	✓	✓	✓	✓

Japanese Securities Risk			✓

Large Cap Companies Risk		✓	✓

Leverage Risk	✓	✓	✓

Liquidity Risk					✓

Market Direction Risk	✓	✓	✓

Market Risk	✓	✓	✓	✓	✓

Multi-Strategy Risk			✓

Non-Diversification Risk	✓	✓

Non-US Securities Risk	✓	✓	✓	✓	✓

Preferred Securities Risk	✓		✓

Quantitative Model Risk					✓

Securities Selection Risk	✓	✓	✓	✓	✓

Short Position Risk	✓	✓	✓	✓

Small and Mid Cap Companies Risk	✓	✓	✓		✓

Underlying Funds Risk				✓

Value Investing Risk	✓	✓	✓		✓

Volatility Management Risk					✓

Glossary—Investment Risks

Allocation Risk. A Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation between the investment strategies. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions.

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Concentration Risk. A Portfolio’s ability to concentrate its investments in as few as 15 companies may be limited by applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

Contrarian/Opportunistic Strategy Risk. A contrarian/opportunistic strategy is susceptible to the risk that the Investment Manager’s determinations of opportunities in market anomalies do not materialize as expected so that investments using this strategy do not increase in value (and may lose value).

Convertible Securities Risk. The market value of convertible securities generally performs like that of nonconvertible fixed income securities; that is, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). In addition, convertible securities are subject to the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. If there is a decline, or perceived decline, in the credit quality of a convertible security, the security’s value could fall, potentially lowering a Portfolio’s share price. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock.

Counterparty Credit Risk. Certain Portfolios’ investment strategies are dependent on counterparties to its securities borrowing transactions in connection with short sales of securities and/or counterparties to derivatives transactions, as applicable. Transactions with such counterparties are subject to the risk of default by a counterparty, which could result in a loss of Portfolio assets used as collateral or the loss of monies owed to a Portfolio by a counterparty.

Derivatives Risk. Derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on ETFs and ETNs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

ETF Risk. Shares of ETFs may trade at prices that vary from their NAVs, sometimes significantly. The shares of an ETF may trade at prices at, below or above their most recent NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. A Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs.

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Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. A Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs unless an ETF has received an exemptive order from the SEC on which the Portfolio may rely or an exemption is available. Many ETFs have received an exemptive order from the SEC providing an exemption from the 1940 Act limits on the amount of assets that may be invested in ETFs, and a Portfolio’s reliance on an order is conditioned on compliance with certain terms and conditions of the order, including that the Portfolio enter into a purchasing fund agreement with the ETF regarding the terms of the investment. If an exemptive order has not been received and an exemption is not available under the 1940 Act, a Portfolio will be limited in the amount it can invest in ETFs that are registered investment companies to: (1) 3% or less of an ETF’s voting shares, (2) an ETF’s shares in value equal to or less than 5% of the Portfolio’s assets and (3) shares of ETFs in the aggregate in value equal to or less than 10% of the Portfolio’s total assets.

Fixed-Income and Debt Securities Risk. While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Interest rate risk is usually greater for fixed-income securities with longer maturities or effective durations. Other risk factors could have an effect on the Portfolio’s performance, including:

•	if an issuer fails to make timely interest or principal payments (known as credit risk)
•

if there is a decline, or a perceived decline, in the credit quality of a fixed-income security (or any guarantor of payment on such security) the security’s value could fall, potentially lowering a Portfolio’s share price

•	during unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like

Any investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher rated investments. Non-investment grade (“junk”) securities tend to be more volatile, less liquid and are considered speculative.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), a Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivative transactions.

Focused Investing Risk. The NAV of these Portfolios may be more vulnerable to changes in the market

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value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Foreign Currency and Foreign Currency Hedging Risk. Irrespective of any foreign currency exposure hedging, these Portfolios may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates. A portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager may not be able to accurately predict movements in exchange rates and there may be imperfect correlations between movements in exchange rates that could cause a Portfolio to incur significant losses.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Except for Lazard Retirement Global Listed Infrastructure Portfolio, the Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

Growth Investing Risk. The Portfolios invest in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolios invest may respond differently to market and other developments than other types of stocks.

Hedging Risk. Derivative instruments, such as futures contracts or swap agreements, even when entered into for the purpose of protecting the value of Portfolio investments (hedging), may reduce returns, such as when such instruments are not well correlated with the investments seeking to be hedged. In addition, while such instruments may protect the value of Portfolio investments from a decline in value, the entry into such contracts for hedging purposes would limit any gains associated with the investments being hedged. The Portfolio’s ability to fully hedge its risk may be further limited by regulatory and other constraints.

High Portfolio Turnover Risk. The Portfolios’ investment strategies may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to a Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs, which will reduce returns to shareholders.

Infrastructure Companies Risk. Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to:

•	regulation by various government authorities, including rate regulation;
•	service interruption due to environmental, operational or other mishaps;
•	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards;
•	general changes in market sentiment towards infrastructure and utilities assets;

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•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;
•	inexperience with and potential losses resulting from a developing deregulatory environment; and
•	technological innovations that may render existing plants, equipment or products obsolete.

IPO Shares Risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs may have a diminished effect on the Portfolio’s performance.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Japanese Securities Risk. To the extent a Portfolio invests significantly in the securities of companies in Japan, the Portfolio’s performance will be influenced by social, political and economic conditions within Japan and may be more volatile than the performance of funds that do not have significant investments in a single country. The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth rate has remained relatively low. The economy is characterized by government intervention and protectionism, an unstable financial services sector, and relatively high unemployment. Economic growth is heavily dependent on international trade, government support of the financial services sector and other troubled sectors, and consistent government policy. Japan’s economy and stock market have in the recent past had a strong correlation with the US economic cycle and US stock markets; as a result, Japan’s economy may be affected by any economic problems in the US. Japan also has a growing economic relationship with China and other Southeast Asian countries, and Japan’s economy also may be affected by economic, political or social instability in those countries (whether resulting from local or global events). Japan has few natural resources. Any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Leverage Risk. The use of leverage, which certain Portfolios’ strategies entail, may magnify such Portfolio’s gains or losses.

Liquidity Risk. The lack of a readily available market may limit the ability of a Portfolio to sell certain securities at the time and price it would like. The size of certain securities offerings of emerging markets issuers may be relatively smaller in size than offerings in more developed markets and, in some cases, a Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for a Portfolio to dispose of the position at the desired time or price.

Market Direction Risk. Since certain Portfolios will typically hold both long and short positions, an investment in such Portfolio will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. Such Portfolio’s results will suffer both when there is a general market advance and the Portfolio holds significant “short” positions, or when there is a general market decline and the Portfolio holds significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

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Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

The global financial crisis that began in 2008 has caused unprecedented volatility in the markets. The US government and the Board of Governors of the Federal Reserve System, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the liquidity and value of certain securities.

MLP Risk. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.

Multi-Strategy Risk. Certain Portfolios’ ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation among the Investment Strategies. The Investment Strategies may not always be complementary. Investment decisions for the Investment Strategies are made independently of one another and may conflict with each other. For example, it is possible that a security may be purchased in one Investment Strategy at the same time that another Investment Strategy sells the same security, resulting in higher expenses without accomplishing any net investment result, or that two Investment Strategies purchase the same security at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, such Portfolio’s multi-strategy approach may result in the Portfolio investing a significant percentage of its assets in certain types of securities (such as securities of a certain asset class or securities of issuers in the same industry or sector), which could be beneficial or detrimental to the Portfolio’s performance depending on the performance of those securities and the overall market environment. The Investment Strategies may underperform the market generally or underperform other investment strategies that could have been selected for the Portfolio.

Non-Diversification Risk. The NAV of these Portfolios may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolios’ investments consisted of securities issued by a larger number of issuers.

Non-US Securities Risk. A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk; interest rate risk; deferral and omission of distributions; subordination; call and reinvestment risk; limited liquidity; limited voting rights and special issuer redemption rights. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•

Credit risk is the risk that a security held by a Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Securities with longer periods before maturity or effective durations may be more sensitive to interest rate changes.

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•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.
•

Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem, its issue at par earlier than the scheduled maturity, which is generally known as call risk. If this occurs during a time of lower or declining interest rates, a Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates). This is known as reinvestment risk.

•

Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

•

Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•

In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in US federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by a Portfolio.

Quantitative Model Risk. The success of the Portfolio depends upon effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors, including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, the factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for a Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Short Position Risk. Short sales or positions may involve substantial risks. If a short position appreciates in value during a period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, a Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security. There is a risk that certain Portfolios may be unable to fully implement their investment strategies due to a lack of available swap arrangements or securities to borrow to effect short sales or for some other reason.

When seeking to effect short sales of securities, a Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. In addition,

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a Portfolio may not always be able to close out a short sale position at a particular time or at an acceptable price. If the lender of a borrowed security requires a Portfolio to return the security to it on short notice, and the Portfolio is unable to borrow the security from another lender, the Portfolio may have to buy the borrowed security at an unfavorable price, resulting in a loss. In addition, there is a risk that the collateral pledged to the Portfolio’s custodian to secure securities borrowings in connection with short sales of securities may not be returned to the Portfolio or may not be returned in a timely manner.

It is possible that the market value of the securities a Portfolio holds in long positions will decline at the same time that the market value of the securities to which the Portfolio has short exposure increases, thereby increasing the Portfolio’s potential volatility.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Small Cap Companies Risk. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Structured Products Risk. Structured notes and other structured products are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured products can have risks of both fixed income securities and derivatives transactions (described above).

Underlying Funds Risk. Shares of ETFs and closed-end funds in which certain Portfolios invest may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent NAV. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. A Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not regulated under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make periodic interest payments.

These Portfolios may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the SEC on which the Portfolio may rely or an exemption is available.

Many ETFs have received an exemptive order from the SEC providing an exemption from the 1940 Act limits on the amount of assets that may be invested in ETFs and closed-end funds, and a Portfolio’s reliance on an order is conditioned on compliance with certain conditions of the order. If an exemptive order has not been received and an exemption is not available under the 1940 Act, the Portfolio will be limited in the amount it can invest in Underlying Funds that are registered investment companies to: (1) 3% or less of an Underlying Fund’s voting

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shares, (2) an Underlying Fund’s shares in value equal to or less than 5% of the Portfolio’s assets and (3) shares of Underlying Funds in the aggregate in value equal to or less than 10% of the Portfolio’s total assets.

Value Investing Risk. A Portfolio generally invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which a Portfolio invests may respond differently to market and other developments than other types of stocks.

Volatility Management Risk. While the Investment Manager generally will seek to achieve, over a full market cycle, the level of volatility in this Portfolio’s performance as described in the Strategy section, there can be no guarantee that this will be achieved; actual or realized volatility for any particular period may be materially higher or lower depending on market conditions. In addition, the Investment Manager’s efforts to manage the Portfolio’s volatility can be expected, in a period of generally positive equity market returns, to reduce the Portfolio’s performance below what could be achieved without seeking to manage volatility and, thus, the Portfolio would generally be expected to underperform market indices that do not seek to achieve a specified level of volatility.

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Lazard Retirement Series Fund Management

Investment Manager

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Investment Manager of each Portfolio. The Investment Manager provides day-to-day management of each Portfolio’s investments and assists in the overall management of the Fund’s affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $197 billion as of December 31, 2014. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio’s average daily net assets. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 2014, the Investment Manager waived all or a portion of its management fee with respect to Lazard Retirement US Strategic Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio and Lazard Retirement Global Dynamic Multi Asset Portfolio, resulting in such Portfolios paying the Investment Manager an investment management fee at the effective annual rate of 0%, .68%, and .57%, respectively.

Name of Portfolio	Investment Management Fee Payable

Retirement US Equity Concentrated Portfolio	.70%

Retirement US Strategic Equity Portfolio	.70%

Retirement US Small-Mid Cap Equity Portfolio	.75%

Retirement US Small Cap Equity Growth Portfolio	.90%

Retirement Global Listed Infrastructure Portfolio	.90%

Retirement International Equity Portfolio	.75%

Retirement International Equity Select Portfolio	.75%

Retirement International Equity Concentrated Portfolio	.90%

Retirement International Strategic Equity Portfolio	.75%

Retirement International Small Cap Equity Portfolio	.75%

Retirement Global Strategic Equity Portfolio	.85%

Retirement Emerging Markets Equity Portfolio	1.00%

Retirement Developing Markets Equity Portfolio	1.00%

Retirement Emerging Markets Equity Blend Portfolio	1.00%

Retirement Emerging Markets Income Portfolio	.65%

Retirement Enhanced Opportunities Portfolio	1.40%

Retirement Fundamental Long/Short Portfolio	1.40%

Retirement Master Alternatives Portfolio	1.40%

Retirement Capital Allocator Opportunistic Strategies Portfolio	1.00%

Retirement Global Dynamic Multi Asset Portfolio	.85%

A discussion regarding the basis for the approval of the investment management agreement between the Fund, on behalf of the Portfolios (except for Lazard Retirement US Small Cap Equity Growth Portfolio, Lazard Retirement Enhanced Opportunities Portfolio and Lazard Retirement Master Alternatives Portfolio), and the Investment Manager is available in the Portfolios’ semi-annual reports to shareholders for the period ended June 30, 2014 (for Lazard Retirement US Small Cap Equity Growth Portfolio, Lazard Retirement Enhanced Opportunities Portfolio and Lazard Retirement Master Alternatives Portfolio, the discussion is available in the Portfolios’ semi-annual reports to shareholders for the period ended December 31, 2014).

The Investment Manager has a contractual agreement to waive its fee and, if necessary, reimburse each Portfolio through May 1, 2016 (except as otherwise noted), to the extent Total Annual Portfolio Operating Expenses exceed the amounts shown below (expressed as a percentage of the average daily net assets of the Portfolio’s Service Shares and Investor Shares), exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short (Lazard Retirement Enhanced Opportunities Portfolio, Lazard Retirement Fundamental Long/Short Portfolio, Lazard Retirement Master Alternatives Portfolio and Lazard Retirement Capital Allocator Opportunistic Strategies Portfolio only), fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios.

Name of Portfolio	Service Shares	Investor Shares

Retirement US Equity Concentrated Portfolio	1.20%	.95%

Retirement US Strategic Equity Portfolio	1.00%	.75%

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Name of Portfolio	Service Shares	Investor Shares

Retirement US Small-Mid Cap Equity Portfolio	1.25%	1.00%

Retirement US Small Cap Equity Growth Portfolio**	1.35%	1.10%

Retirement Global Listed Infrastructure Portfolio	1.55%	1.30%

Retirement International Equity Portfolio	1.10%	.85%

Retirement International Equity Select Portfolio	1.30%	1.05%

Retirement International Equity Concentrated Portfolio**	1.30%	1.05%

Retirement International Strategic Equity Portfolio	1.40%	1.15%

Retirement International Small Cap Equity Portfolio	1.38%	1.13%

Retirement Global Strategic Equity Portfolio**	1.35%	1.10%

Retirement Emerging Markets Equity Portfolio	1.55%	1.30%

Retirement Developing Markets Equity Portfolio	1.55%	1.30%

Retirement Emerging Markets Equity Blend Portfolio	1.55%	1.30%

Retirement Emerging Markets Income Portfolio	1.15%	.90%

Retirement Enhanced Opportunities Portfolio**	1.95%	1.70%

Retirement Fundamental Long/Short Portfolio	1.95%	1.70%

Retirement Master Alternatives Portfolio**	1.95%	1.70%

Retirement Capital Allocator Opportunistic Strategies Portfolio*	1.27%	1.02%

Retirement Global Dynamic Multi Asset Portfolio	1.05%	.80%

*

The addition of Acquired Fund Fees and Expenses will cause Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement to exceed the maximum amounts of 1.27% and 1.02% for Service Shares and Investor Shares, respectively, agreed to by the Investment Manager.

**	This agreement continues in effect through December 31, 2016.

Portfolio Management

The Investment Manager manages the Portfolios on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from the views of his or her peers. Each portfolio management team is comprised of multiple team members (except with respect to Lazard Retirement US Small Cap Equity Growth Portfolio). Although their roles and the contributions they make may differ, each member of the team participates in the management of the respective Portfolio. Members of each portfolio management team discuss the Portfolio, including making investment recommendations, overall portfolio composition, and the like. Research analysts perform fundamental research on issuers (based on, for example, sectors or geographic regions) in which the Portfolio may invest.

The names of the persons who are primarily responsible for the day-to-day management of the assets of the Portfolios are as follows:

Retirement US Equity Concentrated Portfolio—Christopher H. Blake, Martin Flood and Andrew D. Lacey##

Retirement US Strategic Equity Portfolio—Christopher H. Blake (since May 2007), Martin Flood (since May 2011), Andrew D. Lacey# (since May 2003) and Ronald Temple (since February 2009)

Retirement US Small-Mid Cap Equity Portfolio—Daniel Breslin (since May 2007), Michael DeBernardis (since October 2010), Martin Flood (since 2014) and Andrew D. Lacey## (since May 2003)

Retirement US Small Cap Equity Growth Portfolio—Frank L. Sustersic

Retirement Global Listed Infrastructure Portfolio—John Mulquiney and Warryn Robertson

Retirement International Equity Portfolio—Michael G. Fry (since November 2005), Michael A. Bennett and Michael Powers (each since May 2003), Kevin J. Matthews (since May 2013) and John R. Reinsberg# (since September 1998)

Retirement International Equity Select Portfolio—Michael G. Fry, Michael A. Bennett, James M. Donald, Kevin J. Matthews, Michael Powers and John R. Reinsberg##

Retirement International Equity Concentrated Portfolio—Kevin J. Matthews, Michael A. Bennett, Michael G. Fry, Michael Powers and John R. Reinsberg

Retirement International Strategic Equity Portfolio—Mark Little, Michael A. Bennett, Robin O. Jones and John R. Reinsberg##

Retirement International Small Cap Equity Portfolio—Edward Rosenfeld, Alex Ingham and John R. Reinsberg##

Retirement Global Strategic Equity Portfolio—Robin O. Jones, Mark Little, John R. Reinsberg and Barnaby Wilson

Retirement Emerging Markets Equity Portfolio—James M. Donald (since November 2001), Rohit Chopra (since May 2007), John R. Reinsberg## (since November 1997) and Monika Shrestha (since December 2014)

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Retirement Developing Markets Equity Portfolio—Kevin O’Hare, Peter Gillespie, James M. Donald† and John R. Reinsberg##

Retirement Emerging Markets Equity Blend Portfolio—Jai Jacob, Stephen Marra and James M. Donald#

Retirement Emerging Markets Income Portfolio—Ardra Belitz and Ganesh Ramachandran

Retirement Enhanced Opportunities Portfolio—Sean Reynolds, Frank Bianco and Christopher Sferruzzo

Retirement Fundamental Long/Short Portfolio—Dmitri Batsev, Martin Flood, Andrew Lacey## and Jerry Liu

Retirement Master Alternatives Portfolio—Matthew Glaser, Jai Jacob and Stephen Marra

Retirement Capital Allocator Opportunistic Strategies Portfolio—David R. Cleary and Christopher Komosa

Retirement Global Dynamic Multi Asset Portfolio—Jai Jacob (since April 2012) and Stephen Marra (since May 2013)

#	In addition to his oversight responsibility as described below, Mr. Donald, Mr. Lacey or Mr. Reinsberg, as the case may be, is a member of the portfolio management team.
##

As a Deputy Chairman of the Investment Manager, Mr. Lacey or Mr. Reinsberg, as the case may be, is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.

†	As head of the Emerging Markets Group, Mr. Donald is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.

For Portfolios that have not yet commenced operations, the listed portfolio managers are anticipated to serve upon commencement of operations.

Biographical Information of Principal Portfolio Managers

Dmitri Batsev, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Fundamental Long/Short team. Mr. Batsev joined the investment field in 2002 when he joined the Investment Manager.

Ardra Belitz, a Managing Director of the Investment Manager and a portfolio manager/analyst on the Investment Manager’s Emerging Income team, joined the team in 1998. Prior to joining the Investment Manager in 1996, Ms. Belitz was with Bankers Trust Company. She began working in the investment industry in 1994.

Michael A. Bennett, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s International Equity teams. Prior to joining the Investment Manager in 1992, Mr. Bennett was with General Electric Investment Corporation, Keith Lippert Associates and Arthur Andersen & Company. Mr. Bennett has been working in the investment field since 1987.

Frank Bianco, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s capital structure and convertibles-based teams. Prior to joining the Investment Manager in 2009, Mr. Bianco was a portfolio manager and Head of Credit Research at Argent Funds Group LLC, where he oversaw domestic and international convertible bond, high yield and equity derivative portfolios. Previously, Mr. Bianco had analyst roles at McMahan Securities, the Federal Reserve Bank of New York and AIG, where he began his career in the investment field in 1991.

Christopher H. Blake, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s US Equity teams. Mr. Blake joined the Investment Manager in 1995, when he began working in the investment field as a research analyst for the Investment Manager.

Daniel Breslin, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Small-Mid Cap Equity team. He began working in the investment field in 1992. Prior to joining the Investment Manager in 2002, Mr. Breslin was with Guardian Life and New York Life.

Rohit Chopra, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, focusing on consumer and telecommunications research and analysis. He began working in the investment field in 1996. Prior to joining the Investment Manager in 1999, Mr. Chopra was with

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Financial Resources Group, Deutsche Bank and Morgan Stanley.

David R. Cleary, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Capital Allocator Series team and provides oversight to the Fixed Income platform. Prior to joining the Investment Manager in 1994, Mr. Cleary was with Union Bank of Switzerland and IBJ Schroeder. Mr. Cleary is a Chartered Financial Analyst (“CFA”) Charterholder.

Michael DeBernardis, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Small-Mid Cap Equity and Global Small Cap Equity teams. Prior to joining the Investment Manager in 2005, Mr. DeBernardis was a Senior Equity Analyst at Systematic Financial Management L.P. and a Market Data Analyst at Salomon Smith Barney. He began working in the investment field in 1996.

James M. Donald, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining the Investment Manager in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

Martin Flood, a Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s US Equity teams and the Global Equity Select and Fundamental Long/Short teams. Prior to joining the Investment Manager in 1996, Mr. Flood was a Senior Accountant with Arthur Andersen LLP. He began working in the investment field in 1993.

Michael G. Fry, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams. Prior to joining the Investment Manager in 2005, Mr. Fry held several positions at UBS Global Asset Management, including Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981.

Peter Gillespie, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team. Prior to joining the Investment Manager in 2007, he was a portfolio manager at Newgate Capital, LLP, GE Asset Management and an analyst at Sintra Capital Corp. Mr. Gillespie is a CFA Charterholder.

Matthew Glaser, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Master Alternatives team. Prior to joining the Investment Manager in 2014, Mr. Glaser served as Chief of Investment Strategies and Executive Managing Director at Turner Investments where he was a member of the Executive Management Group, Enterprise Risk Committee and Alternative Strategies Oversight Group. Prior to joining Turner in 2007, Mr. Glaser was with Susquehanna International Group, JP Morgan and Robertson Stephens. He began working in the investment field in 1995.

Alex Ingham, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets, International and Global Small Cap Equity teams. Prior to joining the Investment Manager in 2011, Mr. Ingham was with Aviva Investors (formerly Morley Fund Management), Aberdeen Asset Management, Hill Samuel Asset Management and City Financial Partners Limited. He began working in the investment field in 1996.

Jai Jacob, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Multi Asset team. Mr. Jacob began working in the investment field in 1998 when he joined the Investment Manager.

Robin O. Jones, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s International and Global Strategic Equity teams. Prior to rejoining the Investment Manager in 2007, Mr. Jones was a portfolio manager for Bluecrest Capital Management

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since 2006. Mr. Jones initially joined the Investment Manager in 2002, when he began working in the investment field.

Christopher Komosa, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Capital Allocator Series team. Prior to joining the Investment Manager in 2006, Mr. Komosa was with Permal Asset Management, Pinnacle International Management, Caxton Associates and Graham Capital. Mr. Komosa is a CFA Charterholder.

Andrew D. Lacey, a Deputy Chairman of the Investment Manager, is responsible for oversight of US and Global strategies. He also is a portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams and the Fundamental Long/Short team. Mr. Lacey joined the Investment Manager in 1996, and has been working in the investment field since 1995.

Jerry Liu, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Mid Cap Equity and Fundamental Long/Short teams. Mr. Liu joined the Investment Manager in 2001, and began working in the investment field in 1996.

Mark Little, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s International and Global Strategic Equity teams. Prior to joining the Investment Manager in 1997, Mr. Little was a manager with the Coopers & Lybrand corporate finance practice. He began working in the investment field in 1992.

Stephen Marra, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Multi Asset team, specializing in strategy research. Prior to joining the Multi Asset team, Mr. Marra worked in Settlements, Fixed Income Risk and Quantitative Technology. He began working in the investment field in 1999 upon joining the Investment Manager.

Kevin J. Matthews, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s International Equity teams. Prior to joining the International Equity teams, Mr. Matthews was a research analyst with a background in financial, automotive, aerospace and capital goods sectors. He began working in the investment field in 2001 when he joined the Investment Manager.

John Mulquiney is a portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure team. Prior to joining the Investment Manager in August 2005, Mr. Mulquiney worked at Tyndall Australia and in the Asset and Infrastructure Group at Macquarie Bank, where he undertook transactions and developed valuation models for airports, electricity generators, rail projects and health infrastructure. Mr. Mulquiney is a CFA Charterholder.

Kevin O’Hare, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team, focusing on the technology, health care, telecommunications and consumer discretionary sectors. He began working in the investment field in 1991. Prior to joining the Investment Manager in 2001, Mr. O’Hare was with Merrill Lynch and Moore Capital Management. Mr. O’Hare is a CFA Charterholder.

Michael Powers, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams. He began working in the investment field in 1990 when he joined the Investment Manager.

Ganesh Ramachandran, a Managing Director of the Investment Manager and a portfolio manager/analyst on the Investment Manager’s Emerging Income team, joined the team in 2001. Mr. Ramachandran began working in the investment field in 1997 when he joined the Investment Manager.

John R. Reinsberg, a Deputy Chairman of the Investment Manager, is responsible for oversight of International and Global strategies. He also is a portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity

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teams. Prior to joining the Investment Manager in 1992, he served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. Mr. Reinsberg began working in the investment field in 1981.

Sean Reynolds, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s capital structure and convertibles-based teams. Prior to joining the Investment Manager in 2007, Mr. Reynolds was a portfolio manager for convertible arbitrage strategies at SAC Capital Management and a senior portfolio manager at Sailfish Capital Partners’ G2 Multistrategy Fund. In addition, he previously had portfolio management and/or trading roles with Clinton Group, Deutsche Bank, UBS and Merrill Lynch. Mr. Reynolds began working in the investment field in 1993.

Warryn Robertson is a portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure team. Prior to joining the Investment Manager in April 2001, Mr. Robertson spent three years with Capital Partners, an independent advisory house, where he was an associate director developing business valuations for infrastructure assets and other alternative equity investments including airports, toll roads, timber plantations, power stations and coal mines. Mr. Robertson is a member of the Securities Institute of Australia and the Institute of Chartered Accountants.

Edward Rosenfeld, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global, International and European Small Cap Equity teams. He began working in the investment industry in 1996. Prior to joining the Investment Manager in 2001, Mr. Rosenfeld was an analyst with J.P. Morgan.

Christopher Sferruzzo, a Director of the Investment Manager, is a portfolio manager/analyst and trader on the Investment Manager’s capital structure and convertibles-based teams. Prior to joining the Investment Manager in 2008, Mr. Sferruzzo was a senior portfolio manager in convertible arbitrage at Argent Funds Group LLC, where he oversaw a global convertible bond and equity derivative portfolio. Previously, he was a portfolio manager and sell-side trader at McMahan Securities, a buy-side trader at Clinton Group and an analyst at The Dreyfus Corporation. He began working in the investment field in 1998.

Monika Shrestha, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, responsible for research coverage of companies in the financials sector. Prior to joining the Investment Manager in 2003, Ms. Shrestha was a principal at Waterview Advisors and a Corporate Finance Analyst with Salomon Smith Barney. Ms. Shrestha began working in the investment field in 1997.

Frank L. Sustersic, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Small Cap Equity Growth teams. Prior to joining the Investment Manager in 2014, Mr. Sustersic was a senior portfolio manager/global security analyst and principal at Turner Investments and a portfolio manager at First Fidelity Corporation. He began working in the investment field in 1989, and is a CFA Charterholder.

Ronald Temple, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s US Equity teams and the Global Equity Select team. He also is a Co-Director of Research and has primary research coverage of the financials sector. Mr. Temple joined the Investment Manager in 2001 and has been working in the investment field since 1991.

Barnaby Wilson, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s European Equity and Global Strategic Equity teams. Prior to joining the Investment Manager in 1999, Mr. Wilson worked for Orbitex Investments. He began working in the investment field in 1998, and is a CFA Charterholder.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios is contained in the Fund’s Statement of Additional Information.

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Administrator

State Street Bank and Trust Company (“State Street”), located at One Iron Street, Boston, Massachusetts 02210, serves as each Portfolio’s administrator.

Distributor

Lazard Asset Management Securities LLC (the “Distributor”) acts as distributor for the Fund’s shares.

Custodian

State Street acts as custodian of the Portfolios’ investments. State Street may enter into subcustodial arrangements on behalf of the Portfolios for the holding of non-US securities.

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Lazard Retirement Series Account Policies

Buying Shares

Portfolio shares are currently offered only to separate accounts of Participating Insurance Companies. Individuals may not purchase shares directly from the Fund. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company for more information about buying Portfolio shares.

Share purchase orders from separate accounts received in proper form by the Participating Insurance Company prior to the time a Portfolio calculates its NAV on a given business day are priced at the Portfolio’s NAV calculated on such day, provided that the order, and Federal Funds in the net amount of such order, are received by the Fund in proper form on the next business day. The Participating Insurance Company is responsible for properly transmitting purchase orders and Federal Funds. The Fund may refuse or restrict purchase requests for Portfolio shares if, in the judgment of the Fund’s management, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio’s total assets).

Lazard Retirement Emerging Markets Equity Portfolio Closed to New Participants

Effective as of the close of business on July 19, 2010, the Portfolio was closed to investment through new insurance companies. Investors may continue to invest and open new accounts in the Portfolio through Participating Insurance Companies with Policies through which the Portfolio was available as of July 19, 2010. Currently, no investors other than those purchasing through these Participating Insurance Companies may purchase shares of the Portfolio.

The Fund may make certain exceptions or otherwise modify this policy at any time. The Fund also reserves the right to further close the Portfolio to investors at any time (including to current investors) or to open the Portfolio to all eligible investors at any future date.

For questions about the Portfolio, please call (800) 823-6300.

Market Timing/Excessive Trading

Each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance and may create increased transaction and administrative costs that must be borne by the Portfolios and their investors, including those not engaged in such activity. In addition, such activity may dilute the value of Portfolio shares held by long-term investors. The Board has approved policies and procedures with respect to frequent purchases and redemptions of Portfolio shares that are intended to discourage and prevent these practices, including regular monitoring of trading activity in Portfolio shares. The Fund will not knowingly accommodate excessive trading, market timing or other abusive trading practices.

The Fund routinely reviews Portfolio share transactions and seeks to identify and deter abusive trading practices. The Fund monitors for transactions that may be harmful to a Portfolio, either on an individual basis or as part of a pattern of abusive trading practices. Each Portfolio reserves the right to refuse, with or without notice, any purchase request that could adversely affect the Portfolio, its operations or its investors, including those requests from any Participating Insurance Company with respect to any separate account or Policy owner who, in the Fund’s view, is likely to engage in excessive trading, market timing or other abusive trading practices. Where, after consultation with the Participating Insurance Company, a particular Policy owner appears to be engaged in abusive trading practices, the Fund will seek to restrict future purchases of Portfolio shares by that Policy owner. The Fund may deem a Policy owner to be engaged in abusive trading practices without advance notice and based on information unrelated to the specific trades in the account. For instance, the Fund may determine that the Policy owner’s account is linked to another account that was previously restricted or a third party intermediary may provide information to the Fund with respect to

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a particular Policy owner that is of concern to the Fund. Accounts under common ownership, control or perceived affiliation may be considered together for purposes of determining a pattern of excessive trading practices. Generally, a Policy owner who effects transacations that appear to coincide with a market timing strategy may be deemed to be engaged in excessive trading. In certain cases, the Fund may deem a single “roundtrip” trade or exchange (redeeming or exchanging a Portfolio’s shares followed by purchasing or exchanging into shares of that Portfolio) as a violation of the Fund’s policy against abusive trading practices. The Fund’s actions may not be subject to appeal.

To discourage attempts to arbitrage pricing of international securities (among other reasons), the Board has adopted policies and procedures providing that if events materially affecting the value of securities occur between the close of the exchange or market on which the securities are principally traded and the time when a Portfolio’s NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. See “Account Policies—Calculation of Net Asset Value.” The codes of ethics of the Fund, the Investment Manager and the Distributor in respect of personal trading contain limitations on trading in Portfolio shares.

The Fund may take up to seven days to pay redemption proceeds. This may occur when, among other circumstances, the redeeming account is engaged in excessive trading or if the redemption request otherwise would be disruptive to efficient portfolio management or would otherwise adversely affect the Portfolio.

All of the policies described in this section apply uniformly to all Portfolio investors. However, while the Fund and the Investment Manager will take reasonable steps to prevent trading practices deemed to be harmful to a Portfolio by monitoring Portfolio share trading activity, they may not be able to prevent or identify such trading. If the Fund is not able to prevent abusive trading practices, such trading may disrupt investment strategies, harm performance and increase costs to all Portfolio investors, including those not engaged in such activity.

Securities trading in non-US markets are particularly susceptible to time zone arbitrage. As a result, Portfolios investing in securities trading in non-US markets, including Lazard Retirement Capital Allocator Opportunistic Strategies Portfolio, which may invest in Underlying Funds that invest in securities trading in non-US markets, may be at greater risk for market timing than funds that invest in securities trading in US markets.

Calculation of Net Asset Value

The Fund determines the NAV of each Portfolio’s share Classes as of the close of regular session trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading. The Fund values equity securities for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Calculation of NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The effect of using fair value pricing is that the NAV will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing

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price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

Distribution and Servicing Arrangements

Each Portfolio offers Service and Investor Shares. Service and Investor Shares have different investment minimums and different expense ratios. The Fund has adopted a plan under rule 12b-1 (the “12b-1 plan”) that allows each Portfolio to pay the Distributor a fee, at the annual rate of 0.25% of the value of the average daily net assets of each Portfolio’s Service Shares, for distribution and services provided to holders of Service Shares. Because these fees are paid out of each Portfolio’s assets on an on-going basis, over time these recurring fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Investor Shares do not pay a rule 12b-1 fee.

Participating Insurance Companies may receive payments from the Investment Manager or the Distributor out of their own resources in connection with the Participating Insurance Companies’ offering of Portfolio shares to Policy owners and/or for providing marketing, shareholder servicing, account administration or other services. Such payments are in addition to any fees paid by the Fund pursuant to rule 12b-1.

The receipt of such payments pursuant to the rule 12b-1 plan or from the Investment Manager or Distributor could create an incentive for the Participating Insurance Companies to offer a Portfolio instead of other mutual funds where such payments are not received. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company for more information about buying and selling Portfolio shares.

Selling Shares

Portfolio shares may be sold each business day by the separate accounts of the Participating Insurance Companies. Individuals may not place sell orders directly with the Fund. Redemption orders from separate accounts received in proper form by the Participating Insurance Companies on a given business day are priced at the NAV calculated on such day, provided that the order is received by the Fund in proper form on the next business day. The Participating Insurance Companies are responsible for properly transmitting redemption orders. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company for more information about selling Portfolio shares.

Dividends, Distributions and Taxes

For Lazard Retirement Emerging Markets Income Portfolio, income dividends are normally declared each business day and paid monthly. Net capital gains, if any, are normally distributed annually but may be distributed more frequently. For all other Portfolios, income dividends and net capital gains, if any, are normally distributed annually but may be distributed more frequently. Dividends and distributions of a Portfolio will be reinvested in additional shares of the same Class of the Portfolio at NAV unless instructed otherwise by the relevant Participating Insurance Company. Each share Class of the Portfolio will generate a different dividend because each has different expenses.

Annual year end distribution estimates are expected to be available on or about November 19, 2015 at www.LazardNet.com or by calling (800) 823-6300. Estimates for any “spillback” distributions (income and/or net capital gains from the 2014 fiscal year that were not distributed by December 31, 2014) are expected to be available on or about August 19, 2015 at www.LazardNet.com or by calling (800) 823-6300.

Since each Portfolio’s shareholders are the Participating Insurance Companies and their separate accounts, this Prospectus contains no discussion as to the federal income tax consequences to Policy owners. For this information, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company. Participating Insurance Companies should consult their tax advisers about federal, state and local tax consequences.

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Lazard Retirement Series Financial Highlights

Financial Highlights

The financial highlights tables presented for Lazard Retirement US Strategic Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement Emerging Markets Equity Portfolio and Lazard Retirement Global Dynamic Multi Asset Portfolio are intended to help you understand each Portfolio’s financial performance for the past five years or, if shorter, the period of each Portfolio’s operations. No financial highlights are presented for the other Portfolios because they had not commenced investment operations prior to the date of this Prospectus. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), if any. The financial highlights information for all fiscal years or periods shown except the fiscal year ended December 31, 2014 was audited by other auditors. The information for the fiscal year ended December 31, 2014 has been audited by Deloitte & Touche LLP, whose report, along with each Portfolio’s financial statements, is included in the annual report, which is available upon request. Performance information does not reflect the fees or charges imposed by the Participating Insurance Companies under the Policies, and such fees will have the effect of reducing the Portfolio’s total return. As of the date of this Prospectus, only Lazard Retirement Emerging Markets Equity Portfolio had issued Investor Shares.

LAZARD RETIREMENT US STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Service Shares
Net asset value, beginning of year	$12.02	$10.44	$9.26	$9.18	$8.19

Income from investment operations:
Net investment income	0.09	0.11	0.12	0.10	0.06
Net realized and unrealized gain	1.68	2.80	1.18	0.08	0.99

Total from investment operations	1.77	2.91	1.30	0.18	1.05

Less distributions from:
Net investment income	(0.09)	(0.11)	(0.12)	(0.10)	(0.06)
Net realized gains	(1.55)	(1.22)	—	—	—

Total distributions	(1.64)	(1.33)	(0.12)	(0.10)	(0.06)

Net asset value, end of year	$12.15	$12.02	$10.44	$9.26	$9.18

Total Return (a)	14.71%	28.07%	14.01%	1.96%	12.85%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$12,391	$8,944	$6,702	$6,008	$6,172
Ratios to average net assets:
Net expenses	1.00%	1.00%	1.00%	1.00%	1.22%
Gross expenses	2.59%	2.88%	3.23%	3.37%	3.84%
Net investment income	0.79%	0.97%	1.16%	1.04%	0.68%
Portfolio turnover rate	72%	66%	59%	50%	55%
(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

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LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Service Shares
Net asset value, beginning of year	$8.71	$7.30	$9.26	$11.04	$9.68

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.01)	(0.01)	0.03
Net realized and unrealized gain (loss)	0.94	2.53	0.95	(1.01)	2.27

Total from investment operations	0.92	2.50	0.94	(1.02)	2.30

Less distributions from:
Net investment income	—	—	—	—	(0.03)
Net realized gains	(1.45)	(1.09)	(2.90)	(0.76)	(0.91)

Total distributions	(1.45)	(1.09)	(2.90)	(0.76)	(0.94)

Net asset value, end of year	$8.18	$8.71	$7.30	$9.26	$11.04

Total Return (a)	11.03%	35.08%	10.38%	–9.07%	23.72%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$63,491	$58,923	$46,978	$180,524	$146,644
Ratios to average net assets:
Net expenses	1.25%	1.25%	1.20%	1.15%	1.18%
Gross expenses	1.32%	1.35%	1.20%	1.15%	1.18%
Net investment income (loss)	–0.20%	–0.33%	–0.06%	–0.16%	0.29%
Portfolio turnover rate	92%	101%	74%	98%	122%
(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

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LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Service Shares
Net asset value, beginning of year	$13.26	$11.12	$9.33	$10.28	$9.76

Income (loss) from investment operations:
Net investment income	0.21	0.17	0.19	0.18	0.12
Net realized and unrealized gain (loss)	(0.76)	2.13	1.78	(0.93)	0.53

Total from investment operations	(0.55)	2.30	1.97	(0.75)	0.65

Less distributions from:
Net investment income	(0.21)	(0.16)	(0.18)	(0.20)	(0.13)

Total distributions	(0.21)	(0.16)	(0.18)	(0.20)	(0.13)

Net asset value, end of year	$12.50	$13.26	$11.12	$9.33	$10.28

Total Return (a)	–4.21%	20.76%	21.11%	–7.27%	6.72%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$690,324	$689,512	$592,437	$513,882	$471,030
Ratios to average net assets:
Net expenses	1.09%	1.10%	1.10%	1.12%	1.14%
Gross expenses	1.09%	1.10%	1.10%	1.12%	1.14%
Net investment income	1.59%	1.41%	1.80%	1.89%	1.41%
Portfolio turnover rate	34%	40%	43%	39%	53%
(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

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LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Service Shares
Net asset value, beginning of year	$21.51	$22.22	$18.71	$23.33	$19.23

Income (loss) from investment operations:
Net investment income (a)	0.37	0.31	0.33	0.44	0.34
Net realized and unrealized gain (loss)	(1.35)	(0.58)	3.78	(4.64)	4.02

Total from investment operations	(0.98)	(0.27)	4.11	(4.20)	4.36

Less distributions from:
Net investment income	(0.37)	(0.31)	(0.35)	(0.42)	(0.26)
Net realized gains	(0.20)	(0.13)	(0.25)	—	—

Total distributions	(0.57)	(0.44)	(0.60)	(0.42)	(0.26)

Net asset value, end of year	$19.96	$21.51	$22.22	$18.71	$23.33

Total Return (b)	–4.64%	–1.24%	22.05%	–18.00%	22.69%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$859,747	$846,233	$734,699	$580,370	$581,859
Ratios to average net assets:
Net expenses	1.38%	1.38%	1.39%	1.42%	1.46%
Gross expenses	1.38%	1.38%	1.39%	1.42%	1.46%
Net investment income	1.66%	1.42%	1.57%	2.04%	1.66%
Portfolio turnover rate	12%	14%	23%	19%	27%

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Investor Shares
Net asset value, beginning of year	$21.28	$21.99	$18.52	$23.17	$19.13

Income (loss) from investment operations:
Net investment income (a)	0.42	0.37	0.38	0.50	0.38
Net realized and unrealized gain (loss)	(1.34)	(0.59)	3.74	(4.62)	4.01

Total from investment operations	(0.92)	(0.22)	4.12	(4.12)	4.39

Less distributions from:
Net investment income	(0.42)	(0.36)	(0.40)	(0.53)	(0.35)
Net realized gains	(0.20)	(0.13)	(0.25)	—	—

Total distributions	(0.62)	(0.49)	(0.65)	(0.53)	(0.35)

Net asset value, end of year	$19.74	$21.28	$21.99	$18.52	$23.17

Total Return (b)	–4.38%	–1.01%	22.34%	–17.79%	23.05%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$229,855	$260,330	$282,596	$244,320	$339,899
Ratios to average net assets:
Net expenses	1.14%	1.14%	1.14%	1.17%	1.21%
Gross expenses	1.14%	1.14%	1.14%	1.17%	1.21%
Net investment income	1.91%	1.71%	1.85%	2.31%	1.83%
Portfolio turnover rate	12%	14%	23%	19%	27%
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Prospectus121

LAZARD RETIREMENT GLOBAL DYNAMIC MULTI ASSET PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended		For the Period 4/30/12* to 12/31/12
	12/31/14	12/31/13

Service Shares

Net asset value, beginning of period	$12.30	$10.54	$10.00

Income from investment operations:
Net investment income	0.11	0.06	0.03
Net realized and unrealized gain	0.23	1.99	0.54

Total from investment operations	0.34	2.05	0.57

Less distributions from:
Net investment income	(0.07)	(0.04)	— (c)
Net realized gains	(0.71)	(0.25)	(0.03)

Total distributions	(0.78)	(0.29)	(0.03)

Net asset value, end of period	$11.86	$12.30	$10.54

Total Return (a)	2.70%	19.49%	5.74%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$176,669	$99,760	$30,262
Ratios to average net assets (b):
Net expenses	1.05%	1.05%	1.05%
Gross expenses	1.33%	1.70%	3.80%
Net investment income	1.19%	1.01%	1.03%
Portfolio turnover rate	105%	62%	45%
*	The Portfolio commenced operations on April 30, 2012.

(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or Boston Financial Data Services, Inc., the Fund’s transfer agent and dividend disbursing agent; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.

(b)	Annualized for a period of less than one year.
(c)	Amount is less than $0.01 per share.
122Prospectus

Lazard Retirement Series Other Performance of the Investment Manager

This is not the Portfolios’ performance.

The Portfolios’ investment objectives, policies and strategies are substantially similar to those used by the Investment Manager in advising certain discretionary accounts (the “Other Accounts”).

For each of the Retirement International Equity Concentrated Portfolio and the Retirement Fundamental Long/Short Portfolio, there is currently only one Other Account that corresponds to the strategy employed for such Portfolio (the “International Equity Concentrated Other Account” and the “Fundamental Long/Short Other Account,” respectively). The International Equity Concentrated Other Account and the Fundamental Long/Short Other Account were initially funded by the Investment Manager with approximately $1.5 million and less than $1 million in assets, respectively. Each Other Account was closed when a mutual fund managed by the Investment Manager commenced operations with substantially the same investment objectives, policies and strategies as the Retirement International Equity Portfolio and Retirement Fundamental Long/Short Portfolio. Accordingly, the performance shown for the International Equity Other Account and the Fundamental Long/Short Other Account each consists of the linked performance for the relevant seed account and mutual fund.

Each other chart below shows the historical investment performance for a composite (each, a “Composite”) of Other Accounts that correspond to the referenced Portfolio. The International Equity Concentrated Other Account, Fundamental Long/Short Other Account, and each Composite’s performance are compared to an appropriate securities market index (each of which is unmanaged, has no fees or costs and is not available for investment).

The Other Accounts are portfolios separate and distinct from the corresponding Portfolio. Therefore, the performance information of the Other Accounts should not be considered a substitute for a Portfolio’s own performance information, nor indicative of the future performance of the Portfolio.

Certain Other Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on registered investment companies, such as the Portfolios, by the 1940 Act and the Code which, if applicable, may have adversely affected the performance of the Other Accounts.

The performance results are presented net of all fees and expenses (other than custody fees except for any mutual funds, for which results include all fees). With respect to the Other Accounts that do not pay management fees, a hypothetical management fee has been deducted equal to the highest rate that would have been charged by the Investment Manager to a comparable fee-paying account. The Portfolios bear fees and operational expenses not typically borne by managed accounts such as the Other Accounts (including distribution and servicing fees of Service Shares). Performance shown below would have been lower if the Other Accounts had been subject to the fees and expenses of the corresponding Portfolio.

Additionally, although it is anticipated that each Portfolio and its corresponding Other Account(s) will hold similar securities, the investment results of a Portfolio and its corresponding Other Account(s) are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the conclusion that each Portfolio and its corresponding Other Account(s) have substantially similar investment objectives, policies and strategies.

The returns of the International Equity Concentrated Other Account and the Fundamental Long/Short Other Account, and each Composite, are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

Prospectus123

US EQUITY CONCENTRATED COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Annual Total Returns for the Year Ended December 31,	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014

US Equity Concentrated Composite	4.7%	14.7%	3.2%	–36.7%	45.8%	16.5%	3.4%	18.6%	29.7%	19.2%

S&P 500 Index*	4.9%	15.8%	5.5%	–37.0%	26.5%	15.1%	2.1%	16.0%	32.4%	13.7%

Average Annual Total Returns (for the periods ended December 31, 2014)	Inception Date	One Year	Three Years	Five Years	Ten Years

US Equity Concentrated Composite	8/1/03**	19.2%	22.4%	17.2%	9.7%

S&P 500 Index*	N/A	13.7%	20.4%	15.5%	7.7%

*

The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.

**	Inception date of the oldest Other Account in the US Equity Concentrated Composite.

US STRATEGIC EQUITY COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Annual Total Returns for the Year Ended December 31,	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014

US Strategic Equity Composite	6.3%	18.1%	1.2%	–34.5%	29.2%	13.8%	1.9%	16.1%	29.3%	15.7%

S&P 500 Index*	4.9%	15.8%	5.5%	–37.0%	26.5%	15.1%	2.1%	16.0%	32.4%	13.7%

Average Annual Total Returns (for the periods ended December 31, 2014)	Inception Date	One Year	Three Years	Five Years	Ten Years

US Strategic Equity Composite	3/1/98**	15.7%	20.2%	15.0%	8.0%

S&P 500 Index*	N/A	13.7%	20.4%	15.5%	7.7%

*

The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.

**	Inception date of the oldest Other Account in the US Strategic Equity Composite.

US SMALL-MID CAP EQUITY COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Annual Total Returns for the Year Ended December 31,	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014

US Small-Mid Cap Equity Composite	9.0%	20.8%	0.2%	–36.2%	55.5%	23.8%	-9.0%	15.0%	35.9%	11.6%

Russell 2500 Index*	8.1%	16.2%	1.4%	-36.8%	34.4%	26.7%	–2.5%	17.9%	36.8%	7.1%

Average Annual Total Returns (for the periods ended December 31, 2014)	Inception Date	One Year	Three Years	Five Years	Ten Years

US Small-Mid Cap Equity Composite	5/1/00**	11.6%	20.4%	14.5%	9.9%

Russell 2500 Index*	N/A	7.1%	20.0%	16.4%	8.7%

*	The Russell 2500 Index is comprised of the 2,500 smallest US companies included in the Russell 3000 Index (which consists of the 3,000 largest US companies by capitalization).

**	Inception date of the oldest Other Account in the US Small-Mid Cap Equity Composite.

124Prospectus

INTERNATIONAL EQUITY CONCENTRATED OTHER ACCOUNT PERFORMANCE

Annual Total Returns for the Year Ended December 31,	2013	2014

International Equity Concentrated Other Account	25.6%	3.2%

MSCI All Country World Index ex-US*	15.3%	-3.9%

Average Annual Total Returns (for the periods ended December 31, 2014)	Inception Date	One Year	Since Inception

International Equity Concentrated Other Account	7/1/12	3.2%	16.4%

MSCI All Country World Index ex-US*	N/A	-3.9%	9.7%

*

The MSCI All Country World Index ex-US is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the US.

INTERNATIONAL STRATEGIC EQUITY COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Annual Total Returns for the Year Ended December 31,	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014

International Strategic Equity Composite	18.6%	26.1%	12.4%	–40.5%	28.9%	14.4%	-9.8%	25.2%	26.2%	–0.7%

MSCI EAFE Index*	13.5%	26.3%	11.2%	–43.4%	31.8%	7.8%	–12.1%	17.3%	22.8%	-4.9%

Average Annual Total Returns (for the periods ended December 31, 2014)	Inception Date	One Year	Three Years	Five Years	Ten Years

International Strategic Equity Composite	10/1/01**	–0.7%	16.2%	10.1%	7.6%

MSCI EAFE Index*	N/A	–4.9%	11.1%	5.3%	4.4%

*	The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States.

**	Inception date of the oldest Other Account in the International Strategic Equity Composite.

GLOBAL STRATEGIC EQUITY COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Annual Total Returns for the Year Ended December 31,	2013	2014

Global Strategic Equity Composite	27.3%	6.3%

MSCI All Country World Index*	22.8%	4.2%

Average Annual Total Returns (for the periods ended December 31, 2014)	Inception Date	One Year	Since Inception

Global Strategic Equity Composite	6/1/12**	6.3%	20.3%

MSCI All Country World Index*	N/A	4.2%	16.2%

*	The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets.
**	Inception date of the oldest Other Account in the Global Strategic Equity Composite.

Prospectus125

EMERGING MARKETS INCOME COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Annual Total Returns for the Year Ended December 31,	2012	2013	2014

Emerging Markets Income Composite	6.8%	–2.8%	–7.5%

JPMorgan Emerging Local Markets Index Plus (Unhedged)*	7.4%	–2.0%	–7.0%

Average Annual Total Returns (for the periods ended December 31, 2014)	Inception Date	One Year	Three Years	Since Inception

Emerging Markets Income Composite	11/1/11**	–7.5%	–1.3%	–2.0%

JPMorgan Emerging Local Markets Index Plus (Unhedged)*	N/A	–7.0%	–0.7%	–2.1%

*

The JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

**	Inception date of the oldest Other Account in the Emerging Markets Income Composite.

GLOBAL LISTED INFRASTRUCTURE COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Annual Total Returns for the Year Ended December 31,	2007	2008	2009	2010	2011	2012	2013	2014

Global Listed Infrastructure Composite	4.9%	–31.5%	21.4%	9.8%	–1.7%	17.8%	27.5%	18.3%

UBS Global 50/50 Infrastructure & Utilities® Index (Hedged)*	13.7%	–34.7%	13.4%	4.1%	–0.7%	12.4%	19.9%	20.5%

MSCI World® Index**	4.7%	–38.7%	25.7%	10.0%	–5.5%	15.7%	28.9%	9.8%

Average Annual Total Returns (for the periods ended December 31, 2014)	Inception Date	One Year	Three Years	Five Years	Since Inception

Global Listed Infrastructure Composite	9/1/06***	18.3%	21.1%	13.9%	8.0%

UBS Global 50/50 Infrastructure & Utilities Index (Hedged)*	N/A	20.5%	17.6%	10.9%	5.6%

MSCI World Index**	N/A	9.8%	17.9%	11.2%	5.0%

*

The UBS Global 50/50 Infrastructure & Utilities Index (Hedged) tracks a 50% exposure to the global developed-market utilities sector and a 50% exposure to the global developed-market infrastructure sector.

**

The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 23 developed market countries in North America, Europe and the Asia/Pacific region.

***	Inception date of the oldest Other Account in the Global Listed Infrastructure Composite.

ENHANCED OPPORTUNITIES COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Annual Total Returns for the Year Ended December 31,	2010	2011	2012	2013	2014

Enhanced Opportunities Composite	15.3%	-0.8%	8.2%	18.7%	1.8%

HFRX Global Hedge Fund Index*	5.2%	-8.9%	3.5%	6.7%	–0.6%

126Prospectus

Average Annual Total Returns (for the periods ended December 31, 2014)	Inception Date	One Year	Three Years	Five Years	Since Inception

Enhanced Opportunities Composite	1/1/10**	1.8%	9.3%	8.4%	8.4%

HFRX Global Hedge Fund Index*	N/A	–0.6%	3.2%	1.0%	1.0%

*

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

**	Inception date of the oldest Other Account in the Enhanced Opportunities Composite.

FUNDAMENTAL LONG/SHORT OTHER ACCOUNT PERFORMANCE

Annual Total Returns for the Year Ended December 31,	2011	2012	2013	2014

Fundamental Long/Short Other Account	–1.1%	6.8%	15.2%	12.7%

S&P 500 Index*	2.1%	16.0%	32.4%	13.7%

Average Annual Total Returns (for the periods ended December 31, 2014)	Inception Date	One Year	Three Years	Since Inception

Fundamental Long/Short Other Account	11/1/11**	12.7%	11.5%	8.2%

S&P 500 Index*	N/A	13.2%	20.4%	15.6%

*

The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.

**	Inception date of the oldest Other Account in the Fundamental Long/Short Composite.

CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Annual Total Returns for the Year Ended December 31,	2006	2007	2008	2009	2010	2011	2012	2013	2014

Capital Allocator Opportunistic Strategies Composite	18.4%	16.6%	–27.8%	21.2%	14.5%	-3.3%	9.1%	12.2%	4.4%

MSCI World Index*	20.1%	9.0%	–40.7%	30.0%	11.8%	–5.5%	15.8%	26.7%	4.9%

Global Asset Allocation Blended Index**	13.7%	8.3%	–24.3%	20.7%	10.3%	0.3%	11.3%	14.5%	5.4%

Average Annual Total Returns (for the periods ended December 31, 2014)	Inception Date	One Year	Three Years	Five Years	Since Inception

Capital Allocator Opportunistic Strategies Composite	9/1/05***	4.4%	8.5%	7.2%	5.8%

MSCI World Index*	N/A	4.9%	15.5%	10.2%	6.1%

Global Asset Allocation Blended Index**	N/A	5.4%	10.3%	8.2%	6.0%

*

The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 23 developed market countries in North America, Europe and the Asia/Pacific region.

**

The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Barclays Capital US Aggregate Bond® Index.

***	Inception date of the oldest Other Account in the Capital Allocator Opportunistic Strategies Composite.

Prospectus127

For more information about the Portfolios, the following documents are available, free of charge, upon request:

Annual and Semi-Annual Reports (Reports):

The Fund’s annual and semi-annual reports to shareholders contain additional information on each Portfolio’s investments. In the annual report, you will find a broad discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

Disclosure of Portfolio Holdings:

Each Portfolio will publicly disclose its portfolio holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds.shtml, approximately 14 days after such quarter end. The information will remain accessible at least until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio holdings is available in the Fund’s SAI.

You can get a free copy of the Reports and the SAI at http://www.LazardNet.com, or request the Reports and the SAI and other information and discuss your questions about the Portfolios, by contacting the Fund at:

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: (800) 823-6300
http://www.LazardNet.com

You also can review the Reports and the SAI at the Public Reference Room of the SEC in Washington, D.C. For information, call (202) 551-8090. You can get text-only copies:

•	After paying a duplicating fee, by writing the Public Reference Branch of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549-1520, or by e-mail request to publicinfo@sec.gov.
•	Free from the SEC’s website at http://www.sec.gov.

Investment Company Act file no. 811-08071

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: (800) 823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: (800) 986-3455

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112

No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112-6300 • 800-823-6300 • www.LazardNet.com

LAZARD RETIREMENT SERIES, INC.
30 Rockefeller Plaza
New York, New York 10112-6300
(800) 823-6300

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2015

Lazard Retirement Series, Inc. (the “Fund”) is a no-load, open-end management investment company known as a mutual fund. This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund, dated May 1, 2015, as may be revised or supplemented from time to time (the “Prospectus”), relating to the following twenty portfolios (individually, a “Portfolio” and collectively, the “Portfolios”):

Equity

Lazard Retirement US Equity Concentrated Portfolio (“Equity Concentrated Portfolio”)

Lazard Retirement US Strategic Equity Portfolio (“Strategic Equity Portfolio”)

Lazard Retirement US Small Cap Equity Growth Portfolio (“Small Cap Growth Portfolio”)

Lazard Retirement US Small-Mid Cap Equity Portfolio (“Small-Mid Cap Portfolio”)

Lazard Retirement International Equity Portfolio (“International Equity Portfolio”)

Lazard Retirement International Equity Concentrated Portfolio (“International Equity Concentrated Portfolio”)

Lazard Retirement International Equity Select Portfolio (“International Equity Select Portfolio”)

Lazard Retirement International Strategic Equity Portfolio (“International Strategic Portfolio”)

Lazard Retirement International Small Cap Equity Portfolio (“International Small Cap Portfolio”)

Lazard Retirement Global Strategic Equity Portfolio (“Global Strategic Portfolio”)

Emerging Markets

Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Portfolio”)

Lazard Retirement Developing Markets Equity Portfolio (“Developing Markets Portfolio”)

Lazard Retirement Emerging Markets Equity Blend Portfolio (“Emerging Markets Blend Portfolio”)

Lazard Retirement Emerging Markets Income Portfolio

(“Emerging Markets Income Portfolio”)

Real Assets

Lazard Retirement Global Listed Infrastructure Portfolio (“Global Listed Infrastructure Portfolio”)

Alternatives

Lazard Retirement Fundamental Long/Short Portfolio

(“Long/Short Portfolio”)

Lazard Retirement Enhanced Opportunities Portfolio

(“Enhanced Opportunities Portfolio”)

Lazard Retirement Master Alternatives Portfolio

(“Master Alternatives Portfolio”)

Asset Allocation

Lazard Retirement Capital Allocator Opportunistic Strategies Portfolio (“Capital Allocator Portfolio”)

Lazard Retirement Global Dynamic Multi Asset Portfolio (“Dynamic Portfolio”)

Only the Strategic Equity, Small-Mid Cap, International Equity, Emerging Markets and Dynamic Portfolios are currently in operation. The other Portfolios may be offered upon request.

Each Portfolio currently offers two classes of shares—Service Shares and Investor Shares. Service Shares and Investor Shares are identical, except as to the services offered to, and expenses borne by, each Class.

Shares of the Portfolios are currently offered only through variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies,” and together, “Policies”) offered by the separate accounts of certain insurance companies (“Participating Insurance Companies”). Not all Portfolios or share classes may be available through a particular Policy. Shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Differences in tax treatment or other considerations may cause the interests of Policy owners and Eligible Plan participants investing in a Portfolio to conflict. The Fund’s Board of Directors (the “Board” or “Directors”) will monitor each Portfolio for any material conflicts and determine what action, if any, should be taken. For information about Eligible Plan investing, or to obtain a copy of the Fund’s Prospectuses, please write or call the Fund at the address and telephone number above or go to www.LazardNet.com/lam/us/lazardfunds.shtml.

The Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI.

The Fund is a Maryland corporation organized on February 13, 1997. Each Portfolio is a separate series of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio, other than the Equity Concentrated, International Equity Concentrated and Emerging Markets Income, Long/Short and Enhanced Opportunities Portfolios, is a diversified investment company, which means that, with respect to 75% of its total assets, the Portfolio will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.

Lazard Asset Management LLC serves as the investment manager (the “Investment Manager”) to each of the Portfolios.

Lazard Asset Management Securities LLC (the “Distributor”) is the distributor of each Portfolio’s shares.

Investments, Investment Techniques and Risks

The following information supplements and should be read in conjunction with the Fund’s Prospectus.

Equity Securities

Common and preferred stocks and other equity securities, such as common limited partnership units, represent ownership interests in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Increases and decreases in earnings are usually reflected in the price of a company’s common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock and common limited partnership units, may not ordinarily have voting rights.

Preferred Stocks. There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Investment Manager also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A Portfolio may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which a Portfolio may invest will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under

1

which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Portfolio’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Portfolio may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Pursuant to the dividends received deduction, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities issued by domestic corporations that are paid out of earnings and profits of the issuer. However, not all traditional preferred securities pay dividends that are eligible for the dividends received deduction, including preferred securities issued by real estate investment trusts (“REITs”). Individuals will generally be taxed at long-term capital gain rates on qualified dividend income. However, not all traditional preferred securities will provide significant benefits under the rules relating to qualified dividend income, including preferred securities issued by REITs.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, types of securities referred to as trust preferred securities, trust-originated preferred securities, monthly- or quarterly-income bond, debt or preferred securities, corporate trust securities and other similarly structured securities.

Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for US federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for US federal income tax purposes and, as such, are not eligible for the dividends received deduction or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits

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over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. While loss absorption language is relatively rare in the preferred market today, it may become much more prevalent.

In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another preferred structure with loss absorption characteristics is the contingent capital security (sometimes referred to as “CoCo’s”). These securities provide for mandatory conversion into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

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Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time. Each Portfolio may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

Initial Public Offerings. (All Portfolios, except the Emerging Markets Income Portfolio). The Portfolios may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a company’s first offering of equity securities to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) apply to the distribution of IPOs. Companies offering securities in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. IPO securities will be sold when the Investment Manager believes the price has reached full value. IPO securities may be sold by a Portfolio on the same day the Portfolio receives an allocation.

Fixed-Income Securities

The Emerging Markets Income, Enhanced Opportunities, Master Alternatives, Capital Allocator and Dynamic Portfolios may invest in fixed-income securities as described in the Prospectus. In addition, the Equity Concentrated and Strategic Equity Portfolios each may invest up to 20% of its assets in US Government securities and investment grade fixed-income securities of US corporations; the Small Cap Growth, Small-Mid Cap and International Small Cap Portfolios each may invest up to 20% of its assets in investment grade fixed-income securities; and the International Equity, International Equity Concentrated, International Equity Select, International Strategic, Global Strategic and Global Listed Infrastructure Portfolios each may invest up to 20% of its assets in investment grade fixed-income securities and short-term money market instruments. See also “Money Market Instruments; Temporary Defensive Positions” below.

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the US dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

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The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Fixed-income securities rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P” and together with Moody’s, the “Rating Agencies”) may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. See “Lower-Rated Securities” below for a discussion of those securities.

As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates (interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. In computing the duration of a Portfolio, the Investment Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other embedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a Portfolio, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the Portfolio. In general, the longer a Portfolio’s average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the “call date”) which is prior to the security’s stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Investment Manager reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Investment Manager may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

US Government Securities. US Government securities are issued or guaranteed by the US Government or its agencies or instrumentalities. US Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by US Government agencies and instrumentalities are supported by the full faith and credit of the US Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the US Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the US Government currently provides financial support to such US Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the US Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a Portfolio’s share price is guaranteed.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA.” The value of shares of a Portfolio that invests in US government obligations may be adversely affected by S&P’s downgrade or any future downgrades of the US government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

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Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Corporate debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.

Ratings of Securities. Subsequent to its purchase by a Portfolio, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by the Portfolio. Once the rating of a portfolio security has been changed or a rated security has ceased to be rated, a Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with any investment policies described in such Portfolio’s prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Lower-Rated Securities (the Emerging Markets Income, Enhanced Opportunities, Master Alternatives and Dynamic Portfolios only). Fixed-income securities rated below investment grade, such as those rated Ba by Moody’s or BB by S&P, and as low as those rated Caa/CCC by a Rating Agency at the time of purchase (commonly known as “high yield” or “junk bonds”), or, if unrated, deemed to be of comparable quality by the Investment Manager, though higher yielding, are characterized by higher risk. See Appendix A for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer’s ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Such securities’ higher yield compared to yields of securities rated investment grade is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and, to the extent a Portfolio invests in such securities, will be a substantial factor in the Portfolio’s relative share price volatility. The ratings of the Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Portfolios will rely on the judgment, analysis and experience of the Investment Manager in evaluating the creditworthiness of an issuer.

Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.

Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities and will fluctuate over time. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

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Because there is no established retail secondary market for many of these securities, the Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Portfolio’s ability to dispose of particular issues when necessary to meet a Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value (“NAV”) and could result in the Portfolio selling such securities at lower prices than those used in calculating the Portfolio’s net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on their value.

A Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolios do not have an arrangement with any persons concerning the acquisition of such securities, and the Investment Manager will review carefully the credit and other characteristics pertinent to such new issues.

The credit risk factors pertaining to lower rated securities also apply to lower-rated preferred, convertible, zero coupon, pay-in-kind and step up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day US Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Certain of these securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Variable and floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Each Portfolio may purchase floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well. Each Portfolio also may purchase inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Participation Interests. Each Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest.

Each Portfolio may invest in corporate obligations denominated in US or foreign currencies that are originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”) consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which

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administers the security on behalf of the syndicate (the “Agent Bank”). Co-Lenders may sell such securities to third parties called “Participants.” Each Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, “participation interests”). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the “Borrower”), together with Agent Banks, are referred to herein as “Intermediate Participants.”

Each Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Portfolio, and the Borrower. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by US Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. The Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio’s rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

Mortgage-Related Securities (the Emerging Markets Income and Dynamic Portfolios only). Mortgage-related securities, which may be considered a form of derivative, are collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as those described below and including pass-through securities, adjustable rate mortgages, real estate investment trusts or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a US Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if the market value of the security declines, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in increased price volatility.

As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages

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underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security’s return to a Portfolio. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security’s expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a Portfolio’s mortgage-related securities to decrease broadly, the Portfolio’s effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Each of these Portfolios may invest in residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), or issued by private entities. Residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the US Government. Ginnie Maes are created by an “issuer,” which is a Federal Housing Administration (“FHA”) approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers’ Home Administration or Veterans’ Administration (“VA”) insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated “coupon rate” which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA’s and the issuer’s fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the US Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA’s and the issuer’s fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the US Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not guaranteed by the US Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the US Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount

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due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the US Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term US Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the US Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the first quarter of 2014, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have paid $203 billion in senior preferred dividends to Treasury over the same period. FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the second quarter of 2014. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the second quarter of 2014. In April 2014, FHFA projected that FNMA and FHLMC would require no additional draws from Treasury through the end of 2015. However, FHFA also conducted a stress test mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010, which suggested that in a “severely adverse scenario” additional Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required. No assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant US Government support, have sparked serious debate among federal policymakers regarding the continued role of the US Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Commercial Mortgage-Related Securities. Each of these Portfolios may invest in commercial mortgage-related securities which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. Similar to residential mortgage-related securities, commercial mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. These mortgage-related securities generally are constructed to provide protection to the senior classes of investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities (“Subordinated Securities”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

Subordinated Securities. Each of these Portfolios may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are

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compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (“CMOs”) and Multi-Class Pass-Through Securities. Each of these Portfolios may invest in CMOs, which are multi-class bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or FHLMC pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or (e) any combination thereof.

Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each of these Portfolios also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. See “Taxation.”

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. Each Portfolio’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities. Each of these Portfolios also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Private Entity Securities. Each of these Portfolios may invest in mortgage-related securities issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio’s shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest

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than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the US Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing (“CMO Residuals”).

The cash flow generated by the mortgage assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an IO class of stripped mortgage-back securities. See “Stripped Mortgage-Backed Securities” above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-back securities, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

CMO Residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, whether or not registered under the Securities Act of 1933, as amended (the “Securities Act”), CMO Residuals may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that imposes such liability on the Portfolio.

Other Mortgage-Related Securities. Other mortgage-related securities in which a Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the US Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities (the Emerging Markets Income and Dynamic Portfolios only). The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included credit card and automobile receivables, home equity loans, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Each of these Portfolios may invest in these and other types of asset-backed securities that may be developed in the future.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a Portfolio with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its

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duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

Municipal Securities (the Dynamic Portfolio only). The Portfolio may invest in US municipal securities, the interest on which is, in the opinion of the issuer’s counsel at the time of issuance, exempt from regular federal income tax (“Municipal Securities”). Municipal Securities are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, to obtain funds for various public purposes, and include certain industrial development bonds issued by or on behalf of public authorities. Municipal Securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Securities bear fixed, floating or variable rates of interest which are determined in some instances by formulas under which the Municipal Securities’ interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.

For the purpose of diversification under the Investment Company Act of 1940, as amended (the “1940 Act”), the identification of the issuer of Municipal Securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, conditions in the Municipal Securities market, size of a particular offering, maturity of the obligation and rating of the issue and certain other factors. While, in general, Municipal Securities are tax exempt securities having relatively low yields as compared to taxable, non-Municipal Securities of similar quality, certain Municipal Securities are taxable obligations offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders of the Portfolio which are attributable to interest income received by the Portfolio from Municipal Securities generally will be subject to federal income tax. The Portfolio may invest in Municipal Securities, the ratings of which correspond with the ratings of other permissible investments for the Portfolio.

Municipal Securities include certain private activity bonds (a type of revenue bond), the income from which is subject to the federal alternative minimum tax.

Certain provisions in the Internal Revenue Code of 1986, as amended (the “Code”), relating to the issuance of Municipal Securities may reduce the volume of Municipal Securities qualifying for federal tax exemption. One

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effect of these provisions could be to increase the cost of the Municipal Securities available for purchase and thus reduce available yield.

Floating and Variable Rate Demand Obligations. The Portfolio may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, “lease obligations”) may take the form of a lease, installment purchase or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Lease obligations have special risks not ordinarily associated with Municipal Securities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which the Portfolio may invest may contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Board.

Zero Coupon, Pay-In-Kind and Step Up Securities (the Emerging Markets Income, Enhanced Opportunities, Master Alternatives and Dynamic Portfolios only). Each of the Portfolios may invest in zero coupon securities, which are securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds; and step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Inflation-Linked Securities (the Emerging Markets Income Portfolio only). Inflation-linked securities are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out accruals as part of a semi-annual coupon.

The periodic adjustment of US inflation-linked securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. Any increase in

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the principal amount of an inflation-linked security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

Foreign Securities

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers, including depositary receipts, foreign government obligations and securities of supranational entities, are less liquid and more volatile than securities of comparable US issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. However, the capital markets in the US and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue or worsen.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of US investors. Individual foreign economies can differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China still claim sovereignty over one another and there is a demilitarized border and hostile relations between North and South Korea. War and terrorism affect many countries, especially those in Africa and the Middle East. Many countries throughout the world are dependent on a healthy US economy and are adversely affected when the US economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the US subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world. European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. In 2010, several EMU countries, including Greece, Ireland, Italy, Spain and Portugal, began to face budget issues, which have adversely affected the sovereign debt issued by these countries and may have negative long-term effects for the economies of those countries and other EMU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt and budget deficit to qualify for membership in the EMU. These requirements can severely limit EMU member countries’ ability to implement monetary policy to address regional economic conditions.

Because evidences of ownership of such securities usually are held outside the United States, a Portfolio will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its net asset value and thus affect the Portfolio’s net asset value on days when investors have no access to the Portfolio. Because foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Emerging Markets. Each Portfolio may invest in emerging markets as described in the Prospectus. Investments in, or economically tied to, emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or

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market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a Portfolio to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a Portfolio, its Investment Manager and its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of “capital controls.” Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a Portfolio to repatriate their income and capital. These limitations may have a negative impact on the Portfolio’s performance and may adversely affect the liquidity of the Portfolio’s investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. If a Portfolio does not hedge the US dollar value of securities it owns denominated in currencies that are devalued, the Portfolio’s NAV will be adversely affected. In addition, some countries in which a Portfolio may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Certain Portfolios may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Other than for the purpose of a Portfolio’s policy with respect to the investment of 80% of its assets, the Portfolios consider emerging market countries to include all countries represented by the Morgan Stanley Capital International (“MSCI®”) Emerging Markets Index and other countries not considered developed countries by MSCI, and investments in emerging markets may include those companies included in the MSCI Emerging Markets Index and companies with their principal business activities located in, or that have 50% or more of their assets in or revenue or net income from, emerging market countries. The MSCI Emerging Markets Index currently

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includes the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

For the purpose of a Portfolio’s policy with respect to the investment of 80% of its assets, with respect to derivative instruments, the Investment Manager generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.

Investing in Russia and other Eastern European Countries. Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation and the imposition of capital controls and/or foreign investment limitations.

Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth. Russia’s economy is heavily dependent on exportation of natural resources, which may be vulnerable to economic sanctions by other countries during times of political tension or crisis. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to US markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that a Portfolio’s ownership rights could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a Portfolio’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a Portfolio. Any or all of these potential results could lead Russia’s economy into a recession.

Market Disruption and Geopolitical Risk in the Middle East. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and other countries in the Middle East may result in market volatility in those countries, may have long-term effects on worldwide financial markets and may cause further economic uncertainties worldwide. The wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on economies and markets located in the region and on world economies and markets generally. These events also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to investments of a Portfolio.

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Depositary Receipts. Each Portfolio, to the extent it may invest in foreign securities, may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Sovereign Debt Obligations. Each Portfolio, to the extent it may invest in foreign securities, may invest in sovereign debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a Portfolio, to the extent it invests in such securities, may be more volatile than prices of US debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

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Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to “Brady Bonds” (securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio’s holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Eurodollar and Yankee Dollar Investments (the Dynamic Portfolio only). Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in US dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are US dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar certificates of deposit are US dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar time deposits are US dollar-denominated deposits in a foreign branch of a US bank or in a foreign bank; and Yankee certificates of deposit are US dollar-denominated certificates of deposit issued by a US branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by US issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Real Estate Investment Trusts (the Strategic Equity, Small-Mid Cap, Capital Allocator and Dynamic Portfolios only)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by

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mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. A Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of a Portfolio.

A Portfolio’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. A Portfolio might invest in a real estate company that purports to be a REIT and then the company unexpectedly could fail to qualify as a REIT. In the event of any such failure to qualify as a REIT which is not cured in accordance with applicable savings provisions in the Code, the company would be subject to corporate-level taxation, significantly reducing the return to a Portfolio on the Portfolio’s investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above enumerated risks may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. If a REIT’s borrowers or lessees default, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Investment Companies, Exchange-Traded Funds and Exchange-Traded Notes

Investment Companies. Each Portfolio may invest, to the extent permitted under the 1940 Act, in securities issued by investment companies which principally invest in securities of the type in which the Portfolio invests. Under the 1940 Act, a Portfolio’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio’s total assets with respect to any one investment company and (iii) 10% of the Portfolio’s total assets in the aggregate (such limits do not apply to investments in money market funds). However, Section 12(d)(1)(F) of the 1940 Act provides that these provisions shall not apply to securities purchased or otherwise acquired by a Portfolio if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (b) the Portfolio has not offered or sold, and is not proposing to offer or sell, its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1½%. Rule 12d1-3 under the 1940 Act provides, however, that a Portfolio may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1½% provided that the sales load and any service fee charged does not exceed limits set forth in applicable rules of FINRA. In addition, if a Portfolio invests in investment companies, including any exchange-traded funds (“ETFs”) which are investment companies, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of the securities of the investment company. In addition, an investment company purchased by a Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

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In addition to the management and operational fees the Portfolios bear directly in connection with their own operation, each Portfolio will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies. The Portfolios do not intend to invest in investment companies affiliated with the Fund or the Investment Manager.

For purposes of considering a Portfolio’s status as a “diversified company” under Section 5(b)(1) of the 1940 Act, investments in other investment companies are excluded from the diversification test, in accordance with the language in Section 5(b)(1). As a result, the Capital Allocator Portfolio (which invests primarily in Underlying Funds (as defined in the Prospectus)) may hold fewer securities than other diversified mutual funds not focusing on investments in other investment companies, although the Portfolio will gain additional diversification through the Underlying Funds’ portfolios of investments. However, the Capital Allocator Portfolio does not intend to limit its investments to Underlying Funds that are “diversified companies” or to otherwise monitor the diversification of the Underlying Funds’ investments. It is currently intended that the Capital Allocator Portfolio will invest in approximately 10 to 30 Underlying Funds.

With respect to a Portfolio’s investments in ETFs, the Fund may enter into an agreement with certain ETFs pursuant to Securities and Exchange Commission (“SEC”) exemptive orders obtained by the ETFs, and on which the Portfolio may rely, that permit the Portfolio to invest in excess of the limits in the 1940 Act and the rules thereunder. These agreements and orders also may require the Investment Manager to vote the Portfolio’s Underlying Fund shares in proportion to votes cast by other ETF stockholders and may subject the Portfolio to other requirements in connection with investments in these ETFs.

Exchange-Traded Funds. Investments in investment companies may include shares of ETFs, which are designed to provide investment results generally corresponding to a securities index. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by each Portfolio. Moreover, a Portfolio’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Exchange-Traded Notes. Exchange-traded notes (“ETNs”) are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are listed on exchanges and generally track specified market indexes, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Master Limited Partnerships (the Global Listed Infrastructure and Capital Allocator Portfolios only)

Each of these Portfolios may invest in equity securities of master limited partnerships (“MLPs”). An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

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MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, these LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, these LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or its business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Portfolio could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Each Portfolio’s investments in MLPs is anticipated to consist primarily of “qualified publicly traded partnerships” that do not generate non-qualifying income for the purposes of satisfying the Portfolio’s “gross income test,” as further discussed in the Taxation section of this SAI.

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Illiquid Securities

Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio’s investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale (such as private placements and certain restricted securities), repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. Illiquid securities may be difficult to value accurately, and a Portfolio is subject to the risk that should the Portfolio desire to sell them when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

Money Market Instruments; Temporary Defensive Positions

When the Investment Manager determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including shares of money market mutual funds, US Government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations (“Money Market Instruments”). Each Portfolio also may purchase Money Market Instruments when it has cash reserves or in anticipation of taking a market position, and the Emerging Markets Income and Dynamic Portfolios may invest in Money Market Instruments as part of their investment strategies.

Repurchase Agreements. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the security itself. The Portfolios will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.

Bank Obligations. Bank obligations in which the Portfolios may invest consist of certificates of deposit, banker’s acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions, the accounts of which are insured by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Banker’s acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Foreign Banking Obligations (the Emerging Markets Income and Dynamic Portfolios only). Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of US branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be

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required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

Commercial Paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to a Portfolio’s policy with respect to illiquid investments unless, in the judgment of the Funds, such note is considered to be liquid.

Borrowing Money

Each Portfolio may borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33⅓% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of a Portfolio’s total assets, the Portfolio will not make any additional investments. Money borrowed will be subject to interest costs.

Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio’s investment. Money borrowed for leveraging is limited to 33⅓% of the value of the Portfolio’s total assets. Interest costs may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Each Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. Each Portfolio retains the right to receive interest and principal payments on the security. As a result of these transactions, the Portfolio is exposed to greater potential fluctuation in the value of its assets and its net asset value per share. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowing by a Portfolio. Except for these transactions, each Portfolio’s borrowings generally will be unsecured.

Lending Portfolio Securities

Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan at any time. The Portfolio may call the loan to vote proxies if a material issue affecting the Portfolio’s investment is to be voted upon. Loans of portfolio securities may not exceed 33⅓% of the value of the Portfolio’s total assets. The Portfolio will receive collateral consisting of cash, US Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans

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are made only to borrowers that are deemed by the Investment Manager to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral.

Derivatives

Each Portfolio may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swap agreements, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a less expensive, quicker or more specifically focused way for the Portfolio to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio’s performance.

If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio’s return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

The Portfolios have claimed exclusions from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (the “CEA”) and, therefore, are not subject to registration or regulation as a CPO under the CEA. As a result of recent amendments by the Commodity Futures Trading Commission (the “CFTC”) to its rules, certain Portfolios may be limited in their ability to use commodity futures or options thereon, engage in certain swaps transactions or make certain other investments (collectively, “commodity interests”) if the Portfolios continue to rely on this exclusion from the definition of CPO. Under the amendments, in order to be eligible to continue to rely on this exclusion, if a Portfolio uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of a Portfolio’s NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a Portfolio’s direct use of commodity interests complies with the trading limitations described above, the Portfolio may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the Portfolio’s investment in other investment vehicles, including investment companies that are not managed by the Investment Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, “underlying funds”). Because the Investment Manager may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the Portfolios, to continue to rely on the exclusion from the definition of CPO. The Investment Manager, on behalf of the Portfolios, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, the Investment Manager must meet certain conditions and the Portfolios must otherwise comply with the trading and market restrictions described above with respect to their direct investments in commodity interests.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an

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exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Successful use of derivatives by a Portfolio also is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant market and to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.

Pursuant to regulations and/or published positions of the SEC, a Portfolio may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to “cover” the Portfolio’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Portfolio must either set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) or maintain offsetting positions while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however (such as a “non-deliverable” forward currency contract), a Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market net obligation (i.e., the Portfolio’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a Portfolio may employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. To maintain this required cover, the Portfolio may have to sell securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. The segregation of such assets will have the effect of limiting the Portfolio’s ability to otherwise invest those assets.

Futures Transactions—In General. Each Portfolio may enter into futures contracts in US domestic markets, or, except the Small-Mid Cap Portfolio, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

Specific Futures Transactions. Each Portfolio other than the Emerging Markets Income Portfolio may purchase and sell stock index futures contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

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Each Portfolio other than the Small-Mid Cap and International Equity Portfolios may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

Each Portfolio, except the Small-Mid Cap Portfolio, may buy and sell foreign currency futures. A currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

The Capital Allocator Portfolio may buy and sell commodity futures. A commodity futures contract is an agreement between two parties in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, weather, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors, when applicable, can be expected to impact related commodity futures contracts.

Options—In General. Each Portfolio may buy and sell (write) covered call and put options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Each Portfolio may buy and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

As the writer (seller) of a call option, a Portfolio would receive cash (the premium) from the purchaser of the option, and the purchaser has the right to receive from the Portfolio the cash value of the underlying index or any appreciation in the underlying security over the exercise price on the expiration date or otherwise upon exercise. In effect, the Portfolio forgoes, during the life of the option, the opportunity to profit from increases in the market

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value of the underlying security or securities held by the Portfolio with respect to which the option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation of the performance of the Portfolio’s portfolio securities with the performance of the relevant index. Covered call option writing will generally limit the Portfolio’s ability to benefit from the full appreciation potential of its stock investments underlying the options, and the Portfolio retains the risk of loss (less premiums received) if the value of these stock investments declines. The Portfolio’s written call options on individual stocks will be “covered” because the Portfolio will hold the underlying stock in its portfolio throughout the term of the option. The Portfolio also will “cover” its written index call option positions by either segregating liquid assets in an amount equal to the contract value of the index or by entering into offsetting positions.

A Portfolio may write call options that are “at-the-money” (the exercise price of the option is equal to the value of the underlying index or stock when the option is written), “close-to-the-money” (with an exercise price close to the current cash value of the underlying index or the market value of the underlying security when the option is written), “out-of-the-money” (with an exercise price above the current cash value of the underlying index or the market value of the underlying security when the option is written) or “in-the-money” (with an exercise price below the current cash value of the underlying index or market value of the underlying security when the option is written), based on market conditions and other factors.

Each Portfolio, except the Small-Mid Cap Portfolio, may buy and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Each Portfolio other than the Small-Mid Cap Portfolio may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in US dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by a Portfolio of options will be subject to the Investment Manager’s ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Investment Manager’s predictions are incorrect, the Portfolio may incur losses.

Swap Agreements. To the extent consistent with the Portfolio’s investment objective and management policies as set forth herein, each Portfolio may enter into equity, interest rate, index, total return and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a Portfolio could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the

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clearing organization if the clearing organization breaches its agreement with the Portfolio or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Portfolio may be entitled to the net amount of gains the Portfolio is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Portfolio.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net” basis. Consequently, the Portfolio’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

Structured Securities (the Emerging Markets Income and Dynamic Portfolios only). Structured securities are securities whose cash flow characteristics depend upon one or more indices or that have embedded forwards or options or securities where a Portfolio’s investment return and the issuer’s payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indices, interest rates, cash flows or market (the “embedded index”). When a Portfolio purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market.

Future Developments. A Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its Prospectus or this SAI.

Foreign Currency Transactions (All Portfolios, except the Small-Mid Cap Portfolio)

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of US or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Foreign currency transactions may be entered into for a variety of purposes, including: to fix in US dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the US dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

Foreign currency transactions may involve, for example, the Portfolio’s purchase of foreign currencies for US dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to

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receive. The Portfolio’s success in these transactions will depend principally on the Investment Manager’s ability to predict accurately the future exchange rates between foreign currencies and the US dollar.

Short-Selling (the Long/Short, Enhanced Opportunities, Master Alternatives and Capital Allocator Portfolios only)

Each of these Portfolios may engage in short sales of securities. A short sale involves the sale of a security that a Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. To complete a short sale transaction and make delivery to the buyer, the Portfolio must borrow the security. The Portfolio is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the Portfolio. Until the security is replaced, the Portfolio is required to pay the lender any dividends or interest accruing during the period of the loan. To borrow the security, the Portfolio also may have to pay a fee to the lender, which would increase the cost to the Portfolio of the security it sold short. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those two dates. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a Portfolio may be required to pay in connection with the short sale. A Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price.

A Portfolio also may make short sales “against the box,” in which the Portfolio enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

When a Portfolio makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. Until a Portfolio closes its short position or replaces the borrowed security, the Portfolio will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, is at least equal to the current value of the security sold short; or (b) otherwise cover its short position through offsetting positions. Short-selling is considered “leverage” and may involve substantial risk. For the Capital Allocator Portfolio, securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio’s net assets; the Portfolio may not make a short-sale which results in the Portfolio having sold short in the aggregate more than 5% of the outstanding securities of any class of issuer.

Forward Commitments

A Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make a payment until it receives delivery from the counterparty. The Portfolio will segregate permissible liquid assets at least equal to the full notional value of its forward commitment contracts or, with respect to forward commitments that include a contractual cash settlement requirement, will segregate such assets at least equal at all times to the amount of the Portfolio’s purchase commitment. A Portfolio may engage in forward commitments to increase the Portfolio’s financial exposure to the types of securities in which it invests, which would increase the Portfolio’s exposure to changes in interest rates and will increase the volatility of its returns. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. At no time will a Portfolio have more than 33⅓% of its total assets committed to purchase securities on a forward commitment basis.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or

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anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio’s net assets and its net asset value per share.

Smaller Company Securities (All Portfolios except the International Equity and International Equity Select Portfolios)

The prices of securities of smaller capitalization companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore may have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may pose a greater chance of loss than investments in securities of larger capitalization companies.

Cyber Security Risk

The Portfolios and their service providers are susceptible to operational and information security and related risks of cyber security incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber security attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cyber security incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as the Participating Insurance Companies have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a Portfolio’s ability to calculate its NAV; impediments to trading for a Portfolio’s portfolio; the inability of Portfolio shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which a Portfolio invests, counterparties with which the Portfolio engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Investment Restrictions

Each Portfolio (except as noted) has adopted investment restrictions numbered 1 through 9 below as fundamental policies, which cannot be changed without approval by the holders of a majority of the Portfolio’s outstanding voting securities (as defined in the 1940 Act). However, the amendment of these restrictions to add an additional Portfolio, which amendment does not substantively affect the restrictions with respect to an existing Portfolio, will not require approval as described in the first sentence. Investment restrictions numbered 10 through 13 below are not fundamental policies and may be changed, as to a Portfolio, by vote of a majority of the Fund’s Board at any time.

None of the Portfolios may:

1.	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry (except that the Global Listed Infrastructure Portfolio will invest over 25% of its assets in industries represented by
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infrastructure companies), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the US Government, its agencies or instrumentalities.

2.	(The Small Cap Growth, Long/Short, Enhanced Opportunities, Master Alternatives, International Equity Concentrated, Global Strategic and Emerging Markets Income Portfolios) issue senior securities, purchase securities on margin, borrow money, pledge or mortgage its assets or invest in commodities or commodities contracts, except to the extent permitted under the 1940 Act.

3.	(Portfolios other than the Small Cap Growth, Long/Short, Enhanced Opportunities, Master Alternatives, International Equity Concentrated, Global Strategic and Emerging Market Income Portfolios) Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

4.	Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

5.	(Portfolios other than the Small Cap Growth, Long/Short, Enhanced Opportunities, Master Alternatives, International Equity Concentrated, Global Strategic and Emerging Market Income Portfolios) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to more than 33⅓% of the value of the Portfolio’s total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

6.	Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, a Portfolio may lend its portfolio securities in an amount not to exceed 33⅓% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund’s Board.

7.	Act as an underwriter of securities of other issuers, except to the extent a Portfolio may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

8.	(Portfolios other than the Small Cap Growth, Long/Short, Enhanced Opportunities, Master Alternatives, International Equity Concentrated, Global Strategic and Emerging Market Income Portfolios) Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restrictions Nos. 3, 5, 11 and 12 may be deemed to give rise to a senior security.

9.	(Portfolios other than the Small Cap Growth, Long/Short, Enhanced Opportunities, Master Alternatives, International Equity Concentrated, Global Strategic and Emerging Markets Income Portfolios) Purchase securities on margin, but a Portfolio may make margin deposits in connection with transactions on options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

***

10.	Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns as a shareholder in accordance with its views.

11.	(Portfolios other than the Small Cap Growth, Long/Short, Enhanced Opportunities, Master Alternatives, International Equity Concentrated, Global Strategic and Emerging Markets Income Portfolios) Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings or to the extent related to investments in options, forward contracts, futures contracts and options thereon, swaps and other permissible investments, as applicable to each Portfolio (including, but not limited to, the deposit of assets in escrow and collateral or initial or variation margin arrangements).

12.	Purchase, sell or write puts, calls or combinations thereof, except as described in the Prospectus and SAI.
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13.	Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

In addition, as a non-fundamental policy, each Portfolio intends (i) to comply with the diversification requirements prescribed in regulations under Section 817 (h) of the Code and (ii) to comply in all material respects with insurance laws and regulations that the Fund has been advised are applicable to investments of separate accounts of Participating Insurance Companies.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 5, however, if borrowings exceed 33⅓% of the value of a Portfolio’s total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess within three days (not including Sundays and holidays). With respect to Investment Restriction No. 3, reference to “commodities” is to physical commodities, typically natural resources or agricultural products, and is not intended to refer to instruments that are strictly financial in nature and is not related to the purchase or delivery of physical commodities.

Management

Board’s Oversight Role; Board Composition and Structure

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Manager and its affiliates, have responsibility for the day-to-day management of the Portfolios, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, or its committees or delegates, interacts with and receives reports from senior personnel of service providers, including senior investment personnel of the Investment Manager, the Fund’s and the Investment Manager’s Chief Compliance Officer and portfolio management personnel with responsibility for management of the Portfolios. The Board’s Audit Committee (which consists of all of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”)) meets during its scheduled meetings with, and between meetings has access to, the Fund’s independent registered public accounting firm and the Fund’s Treasurer. The Board also receives periodic presentations from senior personnel of the Investment Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as trading and brokerage allocation and execution, portfolio management and internal audit. The Board also receives reports from counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Portfolios. In addition, the Investment Manager and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Portfolios. However, it is not possible to eliminate all of the risks applicable to the Portfolios. The Board’s oversight role does not make the Board a guarantor of the Portfolios’ investments or activities.

The 1940 Act requires that at least 40% of the Fund’s Directors be Independent Directors and as such are not affiliated with the Investment Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, 75% of the Fund’s Directors are Independent Directors. The Board does not have a Chairman, but the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas and facilitates communication among the Independent Directors, their counsel and management. The Board has determined that its leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) services that the Investment Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Manager and its affiliates; and (iii) the Board’s oversight role in management of the Fund.

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Directors and Officers

Set forth in the chart below are the names and certain biographical and other information for each Director. Following the chart is additional information about the Directors’ experience, qualifications, attributes or skills.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Non-Interested Directors:

Franci J. Blassberg (61)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (69)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (52)	Director (May 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (62 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (43)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)
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Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Richard Reiss, Jr. (70)	Director (April 1997)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (67)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(3):

Charles L. Carroll (54)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (54)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director also serves as a Director of The Lazard Funds, Inc., an open-end registered management investment company, Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., closed-end registered management investment companies (collectively with the Fund, the “Lazard Funds,” currently comprised of 38 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors are also board members of Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager. (The Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc., Lazard World Dividend & Income Fund, Inc. and Lazard Alternative Emerging Markets 1099 Fund are referred to herein as the “Lazard Fund Complex,” which in total is comprised of 39 active investment portfolios.)

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Additional information about each Director follows (supplementing the information provided in the chart above), which describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain

35

other factors considered by the Committee in identifying potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Manager; Fund and independent legal counsel to the Independent Directors has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

•	Charles L. Carroll is a Deputy Chairman of the Investment Manager and Head of Global Marketing, responsible for oversight of the Investment Manager’s global marketing efforts in the Institutional, Financial Institutions, and Private Client arenas. Additionally, he serves as Chief Executive Officer, President and Director of the other Lazard Funds. Mr. Carroll joined the Investment Manager in 1993 as Senior Vice President responsible for marketing Lazard investment solutions to financial institutions worldwide. Mr. Carroll is a member of the firm’s Global Management and Investment Oversight Committees. He entered the investment field in 1987, joining Shearson Asset Management in New York City as Vice President and National Product Manager. Mr. Carroll later served as First Vice President and Consulting Services Director with Shearson Lehman Brothers. Mr. Carroll attended the University of Utah and currently sits on the Board of Trustees for the Williston Northampton School.

•	Ashish Bhutani is the Chief Executive Officer of the Investment Manager, where from June 2003 to March 2004 he served as Head of New Products and Strategic Planning. Mr. Bhutani also serves as a Vice Chairman of Lazard Ltd and is a member of its Board of Directors. Prior to joining the Investment Manager in 2003, he was Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein from 2001 through 2002, and was a member of its Global Corporate and Markets Board, and its Global Executive Committee. Prior to that, Mr. Bhutani was with Wasserstein Perella Group (the predecessor firm) from 1989 to 2001, where he was Deputy Chairman of Wasserstein Perella Group and Chief Executive Officer of Wasserstein Perella Securities. Mr. Bhutani began his career at Salomon Brothers in 1985 as a Vice President in the fixed income group.

•	Franci J. Blassberg is Of Counsel to the law firm of Debevoise & Plimpton LLP, focusing her legal practice on mergers and acquisitions, private equity and corporate governance. She also is a Distinguished Practitioner in Residence at Cornell Law School. Prior to 2013, Ms. Blassberg was a Partner and previously was Co-Chair of the Private Equity Group at Debevoise. Ms. Blassberg also serves on the boards of several prominent non-profit organizations. She received a BA with distinction from Cornell University and a JD from Cornell Law School.

•	Kenneth S. Davidson is President of Davidson Capital Management Corporation. Previously, he was associated with Aquiline Holdings LLC (from 2006 to 2012), a New York-based global investment firm, where he was a founding member, and was a Senior Advisor at Landseer Advisors LLC from 2012 to 2014. From 1977 through 1995, Mr. Davidson was the founder and Managing Partner of Davidson Weil Associates, and was previously a Vice President and Senior Portfolio Manager at Oppenheimer Capital Corporation. He also serves on the boards of several prominent non-profit organizations. Mr. Davidson is a graduate of Colgate University.

•	Nancy A. Eckl has over 26 years of experience in the mutual fund/investment management field in a wide range of capacities, including investment manager selection/oversight, accounting, compliance and operations and board membership. From 1990 to 2006, Ms. Eckl was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end mutual funds). Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl graduated from the University of Notre Dame and is a Certified Public Accountant in the State of Texas.

•	Trevor W. Morrison is currently the Dean and Eric M. and Laurie B. Roth Professor of Law at New York University School of Law. He was previously the Liviu Librescu Professor of Law at Columbia Law School, where he was also faculty co-director of the Center for Constitutional Governance and faculty co-chair of the Hertog Program on Law and National Security. He spent 2009 in the White House, where he served as associate counsel to President Barack Obama. Mr. Morrison has served as a member of the US State Department Advisory Committee on International Law since 2010 and as a Trustee of the New York University School of Law Foundation since 2013. Mr. Morrison received a BA (hons.) in history from the University of British Columbia in 1994 and a JD from Columbia Law School in 1998.

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•	Richard Reiss, Jr. is the founder and Chairman of Georgica Advisors LLC and its affiliated entities, Reiss Capital Management and Value Insight Partners. Previously, Mr. Reiss was Managing Partner of Cumberland Associates and its three investment funds and a Senior Vice President and Director of Research at Shearson Lehman Brothers. Mr. Reiss has served on the boards of a number of companies and non-profit organizations. He received an AB, cum laude, from Dartmouth College and a JD from New York University School of Law.

•	Robert M. Solmson is the President of Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments. Previously, Mr. Solmson was the former Chairman and Chief Executive Officer of RFS Hotel Investors, a real estate investment trust which he formed in 1993. He also served as its President. Mr. Solmson has served on the boards of a number of corporations and non-profit organizations. He graduated from Washington and Lee University.

Set forth below are the names and certain biographical and other information for the Fund’s officers (in addition to Mr. Carroll).

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Nathan A. Paul (42)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (56)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (40)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (40)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer, except Messrs. St. Clair and Trelles, serves in the same capacity for the other funds in the Lazard Fund Complex. Messrs. St. Clair and Trelles serve in the same capacity for the other Lazard Funds.

Board Committees, Share Ownership and Compensation

The Fund has standing audit and nominating committees, each comprised of its Independent Directors.

The function of the audit committee is to (1) oversee the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements and (2) assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s

37

accounting and financial reporting, internal control over financial reporting and independent audits, and (iii) the qualifications, independence and performance of the Fund’s independent registered public accounting firm.

While the nominating committee is solely responsible for the selection and nomination of the Fund’s Directors, the nominating committee may consider nominations for the office of Director made by the Fund’s current Directors, officers, shareholders or other source the nominating committee deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112-3600. Nominations may be submitted only by a shareholder or group of shareholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund’s outstanding shares or (b) $500,000 of the Fund’s shares for at least one year prior to the date such shareholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a shareholder or group each calendar year. In evaluating potential nominees, including any nominees recommended by shareholders, the nominating committee takes into consideration the factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the nominating committee.

The audit committee met four times and the nominating committee met twice during the fiscal year ended December 31, 2014.

The table below indicates the dollar range of each Director’s ownership of Portfolio shares and aggregate holdings of all of the Lazard Funds, in each case as of December 31, 2014.

Portfolio*	Ashish Bhutani	Franci J. Blassberg*	Charles L. Carroll	Kenneth S. Davidson	Nancy A. Eckl	Trevor W. Morrison*	Richard Reiss, Jr.	Robert M. Solmson

Equity Concentrated Portfolio	None	None	None	None	None	None	None	None

Strategic Equity Portfolio	None	None	None	None	None	None	None	None

Small-Mid Cap Portfolio	None	None	None	None	None	None	None	None

Small Cap Growth Portfolio	None	None	None	None	None	None	None	None

International Equity Portfolio	None	None	None	None	None	None	None	None

International Equity Concentrated Portfolio	None	None	None	None	None	None	None	None

International Equity Select Portfolio	None	None	None	None	None	None	None	None

International Strategic Portfolio	None	None	None	None	None	None	None	None

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Portfolio*	Ashish Bhutani	Franci J. Blassberg*	Charles L. Carroll	Kenneth S. Davidson	Nancy A. Eckl	Trevor W. Morrison*	Richard Reiss, Jr.	Robert M. Solmson

International Small Cap Portfolio	None	None	None	None	None	None	None	None

Global Strategic Equity Portfolio	None	None	None	None	None	None	None	None

Emerging Markets Portfolio	None	None	None	None	None	None	None	None

Developing Markets Portfolio	None	None	None	None	None	None	None	None

Emerging Markets Blend Portfolio	None	None	None	None	None	None	None	None

Emerging Markets Income	None	None	None	None	None	None	None	None

Global Listed Infrastructure Portfolio	None	None	None	None	None	None	None	None

Long/Short Portfolio	None	None	None	None	None	None	None	None

Enhanced Opportunities Portfolio	None	None	None	None	None	None	None	None

Master Alternatives Portfolio	None	None	None	None	None	None	None	None

Capital Allocator Portfolio	None	None	None	None	None	None	None	None

Dynamic Portfolio	None	None	None	None	None	None	None	None

Aggregate Holdings of all Lazard Funds	Over $100,000	None	Over $100,000	None	$50,001- $100,000	None	None	None

*	Directors do not own any Portfolio shares because such shares can only be purchased by separate accounts of Participating Insurance Companies.

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As of the date of this SAI, the Fund’s officers and Directors, as a group, owned less than 1% of the shares of each Portfolio.

As of December 31, 2014, none of the Directors or his or her immediate family members owned securities of the Investment Manager or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or the Distributor.

Effective January 1, 2015, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by all of the Lazard Funds: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair, Nancy A. Eckl. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. Compensation is, generally, divided among the Lazard Fund Complex based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The aggregate amount of compensation paid to each Director for the year ended December 31, 2014 by the Fund and by the funds in the Lazard Fund Complex (comprised of 42 active investment portfolios as of December 31, 2014), was as follows:

Director	Aggregate Compensation from the Fund	Total Compensation from the Lazard Fund Complex

Ashish Bhutani	None	None
Franci J. Blassberg*	$3,353	$67,033
Charles L. Carroll	None	None
Kenneth S. Davidson	$9,555	$155,000
Nancy A. Eckl	$9,936	$160,000
Trevor W. Morrison*	$6,334	$104,907
Richard Reiss, Jr.	$9,555	$155,000
Robert M. Solmson	$9,294	$151,500

*	Ms. Blassberg became a Director as of August 6, 2014, and Mr. Morrison became a Director as of April 10, 2014.

The Fund does not compensate officers or Directors who are employees or affiliated persons of the Investment Manager.

Portfolio Managers

Team Management. Portfolio managers at the Investment Manager manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. The Investment Manager manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. The Investment Manager manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of the Portfolios and Similar Accounts; Other Conflicts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio’s component strategies (collectively, “Similar Accounts”), the Investment Manager has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

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Potential conflicts of interest may arise because of the Investment Manager’s management of a Portfolio and Similar Accounts, including the following:

1.	Similar Accounts may have investment objectives, strategies and risks that differ from those of the corresponding Portfolios. In addition, the Portfolios, as series of a registered investment company, are subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for a Portfolio and the corresponding Similar Accounts, and the performance of securities purchased for the Portfolio may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2.	Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Manager may be perceived as causing accounts it manages to participate in an offering to increase the Investment Manager’s overall allocation of securities in that offering, or to increase the Investment Manager’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3.	Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Investment Manager. Although the Investment Manager does not track each individual portfolio manager’s time dedicated to each account, the Investment Manager periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table below, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.

4.	Generally, the Investment Manager and/or some or all of a Portfolio’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since the Investment Manager and the portfolio managers do not typically invest in the Portfolios, which are designed for investment by separate accounts of Participating Insurance Companies.

5.	The portfolio managers noted in footnote (#) to the table below manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manger an incentive to favor such Similar Accounts over the corresponding Portfolios.

6.	A Portfolio’s portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Portfolio, which could have the potential to adversely impact the Portfolio, depending on market conditions. In addition, if a Portfolio’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Portfolio’s and such Similar Accounts’ investments in the issuer. If the Investment Manager sells securities short, including on behalf of the Long/Short, Enhanced Opportunities or Master Alternatives Portfolios, it may be seen as harmful to the performance of any Portfolios investing “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7.	Investment decisions for each Portfolio are made independently from those of the other Portfolios and Similar Accounts. If, however, such other Portfolios or Similar Accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.
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8.	Under the Investment Manager’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), the Investment Manager will generally allocate Limited Offering shares among client accounts, including the Portfolios, pro rata based upon the aggregate asset size (excluding leverage) of the account. The Investment Manager may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Investment Manager to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. The Investment Manager’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

In some cases, the Investment Manager may seek to limit the number of overlapping investments by similar Portfolios (securities of an issuer held in more than one Portfolio) so that shareholders invested in such Portfolios may achieve a more diverse investment experience. In such cases, a Portfolio may be disadvantaged by the Investment Manager’s decision to purchase or maintain an investment in one Portfolio to the exclusion of one or more other Portfolios (including a decision to sell the investment in one Portfolio so that it may be purchased by another Portfolio).

The Investment Manager and its affiliates and others involved in the management, investment activities, business operations or distribution of the Portfolios or their shares, as applicable, are engaged in businesses and have interests other than that of managing the Portfolios. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Portfolios or the Portfolios’ service providers, which may cause conflicts that could disadvantage the Portfolios.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management teams responsible for managing the Portfolios. Specifically, it shows the number of portfolios and assets managed by management teams of which each Portfolio’s portfolio manager is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)##

Dmitri Batsev	2 (53.5 million)	none	1 (5.59 million)
Ardra Belitz#	2 (29.2 million)	7 (1.1 billion)	3 (389.9 million)
Michael A. Bennett#	14 (12.2 billion)	6 (1.6 billion)	230 (19.2 billion)
Frank Bianco#	16 (63.9 million)	25 (558.4 million)	16 (324.0 million)
Christopher H. Blake#	6 (8.8 billion)	4 (96.9 million)	99 (3.5 billion)
Daniel Breslin	3 (327.0 million)	none	19 (339.6 million)
Rohit Chopra#	8 (16.9 billion)	18 (8.4 billion)	84 (14.3 billion)
David R. Cleary	2 (195.5 million)	4 (146.8 million)	240 (534.0 million)
Michael DeBernardis	3 (327.0 million)	4 (460.2 million)	21 (657.2 million)
James M. Donald#	10 (20.1 billion)	20 (9.2 billion)	168 (16.4 billion)
Martin Flood#	16 (11.0 billion)	11 (1.3 billion)	267 (8.9 billion)
Michael G. Fry#	11 (6.4 billion)	4 (1.1 billion)	182 (12.7 billion)
Peter Gillespie#	7 (1.5 billion)	8 (463.5 million)	12 (2.9 billion)
Matthew Glaser	9 (2.9 billion)	4 (68.9 million)	5 (1.9 billion)
Alex Ingham	3 (191.6 million)	9 (1.2 billion)	8 (453.0 million)
Jai Jacob	8 (2.9 billion)	4 (68.9 million)	5 (1.9 billion)
Robin O. Jones	4 (5.8 billion)	3 (459.6 million)	50 (6.5 billion)
Christopher Komosa	2 (195.5 million)	4 (146.8 million)	240 (534.0 million)
Andrew D. Lacey#	10 (10.2 billion)	15 (2.3 billion)	173 (7.5 billion)

42

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)##
Mark Little	4 (5.8 billion)	3 (459.6 million)	50 (6.5 billion)
Jerry Liu	3 (93.8 million)	none	2 (5.6 million)
Stephen Marra	8 (2.9 billion)	4 (68.9 million)	5 (1.9 billion)
Kevin J. Matthews#	11 (6.4 billion)	4 (1.1 billion)	182 (12.7 billion)
Erik McKee	2 (125.0 million)	5 (705.1 million)	2 (41.4 million)
John Mulquiney	4 (2.2 billion)	6 (2.2 billion)	16 (2.7 billion)
Kevin O’Hare#	7 (1.5 billion)	8 (463.5 million)	13 (2.9 billion)
Michael Powers#	11 (6.4 billion)	4 (1.1 billion)	182 (12.7 billion)
Ganesh Ramachandran	2 (29.2 million)	7 (1.1 billion)	3 (389.9 million)
John R. Reinsberg#	13 (9.0 billion)	5 (799.6 million)	82 (13.2 billion)
Sean Reynolds	16 (63.9 million)	25 (558.4 million)	16 (324.0 million)
Warryn Robertson#	4 (2.2 billion)	9 (2.4 billion)	23 (6.1 billion)
Edward Rosenfeld#	1 (66.6 million)	7 (807.3 million)	7 (676.5 million)
Chris Sferruzzo#	16 (63.9 million)	25 (558.4 million)	16 (324.0 million)
Frank L. Sustersic	1 (990 thousand)	none	2 (2.3 million)
Ronald Temple#	8 (10.1 billion)	9 (1.2 billion)	162 (7.2 billion)
Barnaby Wilson#	1 (7.3 million)	6 (462.5 million)	19 (1.6 billion)

*	As of December 31, 2014.

#	None of the portfolio managers, except as follows, manage any accounts with respect to which the advisory fee is based on the performance of the account:

(1)	Ms. Belitz manages three other pooled investment vehicles with assets under management of approximately $1.1 billion.
(2)	Messrs. Bennett, Fry, Matthews and Powers manage one registered investment company and one other account with assets under management of approximately $3.1 billion and $94.1 million, respectively.
(3)	Messrs. Bianco, Reynolds and Sferruzzo manage fourteen other pooled investment vehicles and two other accounts with assets under management of $553.1 million and $318.5 million, respectively.
(4)	Messrs. Blake and Flood manage one registered investment company and one other account with assets under management of approximately $8.7 billion and $476.5 million, respectively.
(5)	Mr. Chopra manages three other accounts with assets under management of approximately $2.1 billion.
(6)	Mr. Donald manages one registered investment company and three other accounts with assets under management of approximately $3.1 billion and $2.1 billion, respectively.
(7)	Mr. Gillespie and Mr. O’Hare manage one other account with assets under management of approximately $2.1 billion.
(8)	Mr. Lacey and Mr. Temple manage one registered investment company and one other account with assets under management of approximately $8.7 billion and $476.5 million, respectively.
(9)	Mr. Ramachandran manages three other pooled investment vehicles with assets under management of approximately $1.1 billion.
(10)	Mr. Reinsberg manages one other account with assets under management of approximately $94.0 million.
(11)	Mr. Robertson manages two other accounts with assets under management of approximately $1.5 billion.
(12)	Mr. Rosenfeld manages one other pooled investment vehicle with assets under management of approximately $74.5 million.
(13)	Mr. Wilson manages one other account with assets under management of approximately $91.7 million.

##	Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

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Compensation for Portfolio Managers. The Investment Manager’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to a Portfolio’s strategies. Portfolio managers responsible for managing the Portfolios may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

The Investment Manager compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by the Investment Manager or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Investment Manager’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for each Portfolio’s portfolio management team in respect of its management of the Portfolio is determined by reference to the corresponding indices listed below. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios, in shares that vest in two to three years.

Portfolio	Index
Equity Concentrated Portfolio	S&P 500® Index
Strategic Equity Portfolio	S&P 500 Index

Small Cap Growth Portfolio	Russell 2000 Growth Index

Small-Mid Cap Portfolio	Russell 2500® Index

International Equity Portfolio	MSCI Europe, Australasia and Far East (EAFE®) Index

International Equity Concentrated Portfolio	MSCI All Country World Index ex-US
International Equity Select Portfolio	MSCI All Country World Index ex-US
International Strategic Portfolio	MSCI EAFE Index
International Small Cap Portfolio	MSCI EAFE Small Cap Index

Global Strategic Portfolio	MSCI All Country World Index

Emerging Markets Portfolio	MSCI Emerging Markets Index
Developing Markets Portfolio	MSCI Emerging Markets Index

Emerging Markets Blend Portfolio	MSCI Emerging Markets Index

Emerging Markets Income Portfolio	JP Morgan Emerging Local Markets Plus Index
Global Listed Infrastructure Portfolio	UBS Global 50/50 Infrastructure & Utilities® Index (Hedged)
Capital Allocator Portfolio	MSCI World Index
Dynamic Portfolio	50/50 MSCI World Index and Barclays Capital Global Aggregate Bond Index

Long/Short Portfolio	S&P 500 Index
Enhanced Opportunities Portfolio	HFRX Global Hedge Fund Index

44

Portfolio	Index

Master Alternatives Portfolio	HFRX Global Hedge Fund Index

Ownership of Securities. As of December 31, 2014, none of the portfolio managers owned any shares of any of the Portfolios because Portfolio shares can only be purchased by separate accounts of Participating Insurance Companies.

Investment Manager and Investment Management Agreement

The Investment Manager, located at 30 Rockefeller Plaza, New York, NY 10112-6300, has entered into an investment management agreement (the “Management Agreement”) with the Fund on behalf of the Portfolios. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Investment Manager, a wholly-owned subsidiary of Lazard Ltd (collectively with the Investment Manager and its other affiliates, “Lazard”), is registered as an investment adviser with the SEC. The Investment Manager provides day-to-day management of the Portfolios’ investments and assists in the overall management of the Fund’s affairs. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund, the Investment Manager and the Distributor each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by a Portfolio. The Codes of Ethics restrict the personal securities transactions of employees and require portfolio managers and other investment personnel to comply with the preclearance and disclosure procedures. The primary purpose of the Codes of Ethics is to ensure that personal trading by employees does not disadvantage any Portfolio.

Under the terms of the Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager’s members, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under the Management Agreement, the Investment Manager also pays each Portfolio’s office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to other clients.

As compensation for its services, the Fund has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth in the Prospectus.

As described in the Prospectus, the Investment Manager has agreed to waive its management fees and, if necessary, reimburse each Portfolio, to the extent Total Annual Portfolio Operating Expenses exceed a percentage of the value of the Portfolio’s average daily net assets (shown in the Prospectus), exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (investments in other investment companies) and extraordinary expenses.

For the fiscal years ended December 31, 2012, 2013 and 2014, the management fees payable by each Portfolio, the amounts waived (and reimbursed), by the Investment Manager and the net fees paid to the Investment Manager were as follows:

Portfolio	Fee Payable For Fiscal Year Ended December 31, 2012	Fee Payable For Fiscal Year Ended December 31, 2013	Fee Payable For Fiscal Year Ended December 31, 2014

Strategic Equity Portfolio	$44,819	$54,461	$70,803

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Portfolio	Fee Payable For Fiscal Year Ended December 31, 2012	Fee Payable For Fiscal Year Ended December 31, 2013	Fee Payable For Fiscal Year Ended December 31, 2014
Small-Mid Cap Portfolio	859,696	394,575	456,891
International Equity Portfolio	4,214,996	4,789,419	5,166,970
Emerging Markets Portfolio	9,455,940	10,444,390	11,331,784
Dynamic Portfolio	86,849	492,616	1,201,622

Portfolio	Reduction in Fee For Fiscal Year Ended December 31, 2012	Reduction in Fee For Fiscal Year Ended December 31, 2013	Reduction in Fee For Fiscal Year Ended December 31, 2014

Strategic Equity Portfolio	$123,772	$127,896	$142,562
Small-Mid Cap Portfolio	—	52,658	42,641
International Equity Portfolio	—	—	—
Emerging Markets Portfolio	—	—	—
Dynamic Portfolio	265,143	377,067	399,926

Portfolio	Net Fee Paid For Fiscal Year Ended December 31, 2012	Net Fee Paid For Fiscal Year Ended December 31, 2013	Net Fee Paid For Fiscal Year Ended December 31, 2014

Strategic Equity Portfolio	$(78,953)	$(73,435)	$(71,759)
Small-Mid Cap Portfolio	859,696	341,917	414, 250
International Equity Portfolio	4,214,996	4,789,419	5,166,970
Emerging Markets Portfolio	9,455,940	10,444,390	11,331,784
Dynamic Portfolio	(178,294)	115,549	801,696

The Management Agreement provides that each Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by each of the Portfolios include, but are not limited to, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, Service Shares of each Portfolio are subject to an annual distribution and servicing fee. See “Distribution and Servicing Arrangements.”

As to each Portfolio, the Management Agreement is subject to annual approval by (i) the Fund’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Directors of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days’ notice, by the Fund’s Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 90 days’ notice, by the Investment Manager. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

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Proxy Voting

The Fund has delegated voting of proxies in respect of portfolio holdings to the Investment Manager, to vote the Fund’s proxies in accordance with the Investment Manager’s proxy voting policy, which is attached as Appendix B (the “Proxy Voting Policy”).

Non-equity securities, such as debt obligations and money market instruments, are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the Investment Manager would vote the proxy in accordance with the principles set forth in the Proxy Voting Policy, including the procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Administrator, Custodian and Transfer Agent

The Fund has entered into an administration agreement with State Street Bank and Trust Company (“State Street”), One Iron Street, Boston, Massachusetts 02210, to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million.

State Street also acts as the Fund’s custodian. As the Fund’s custodian, State Street, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio’s assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

Boston Financial Data Services, Inc. (“BFDS”), P.O. Box 8154, Boston, Massachusetts 02266-8154, is the Fund’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, BFDS arranges for the maintenance of shareholder account records for each Portfolio, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

Distributor

Lazard Asset Management Securities LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the distributor of each Portfolio’s shares and conducts a continuous offering pursuant to a “best efforts” arrangement. As the distributor, it accepts purchase and redemption orders for Portfolio shares. In addition, the distribution agreement obligates the Distributor to pay certain expenses in connection with the offering of Portfolio shares. After the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor also will pay for any printing and distribution of copies thereof used in connection with the offering to prospective investors.

Determination of Net Asset Value

Net asset value per share for each Class of each Portfolio is determined by State Street for the Fund on each day the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is ordinarily closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day,

47

Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is determined by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such Class outstanding.

Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Exchange-traded options and futures contracts are valued at the last reported sales price on the exchange on which the contract is principally traded. Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, are valued by an independent pricing service. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value. Repurchase agreements are valued at the principal amounts plus accrued interest.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s net asset value may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the net asset value of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Portfolio Transactions

General

Subject to the supervision of the Board, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In arranging for the Portfolios’ securities

48

transactions, the Investment Manager is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, the Investment Manager considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; the Investment Manager’s knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; the Investment Manager’s knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the SEC thereunder, the Fund’s Board has determined that securities transactions for a Portfolio may be executed through a broker-dealer that may be deemed to be an affiliate of the Investment Manager if, in the judgment of the Investment Manager, the use of the broker-dealer is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, the broker-dealer charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Purchase and sale orders for securities held by a Portfolio may be combined with those for other Portfolios in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

The portfolio turnover in the Global Dynamic Multi Asset Portfolio increased in 2014 as a result of the portfolio management team diversifying the Portfolio’s equity exposures and using additional strategies as the Portfolio’s assets increased.

The Portfolios listed below held securities of their regular brokers or dealers during the fiscal year ended December 31, 2014:

Portfolio	Broker/Dealer	Value on December 31, 2014 (in $000s)

Strategic Equity Portfolio	State Street Bank and Trust Company	$176
	Citigroup, Inc.	278
	Morgan Stanley	184

Small-Mid Cap Portfolio	State Street Bank and Trust Company	1,244

International Equity Portfolio	State Street Bank and Trust Company	11,144

Emerging Markets Portfolio	State Street Bank and Trust Company	46,041

Dynamic Portfolio	State Street Bank and Trust Company	5,656
	JPMorgan Chase & Co.	1,454
	Citigroup, Inc.	1,295
	Goldman Sachs & Co.	426
	Barclays Bank PLC	129
	Toronto Dominion Bank	380

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Research and Statistical Information

Consistent with the requirements of best execution, brokerage commissions on a Portfolio’s transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. The Investment Manager may in its discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where the Investment Manager has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to the Investment Manager’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

The Investment Manager receives a wide range of research (including proprietary research) and brokerage services from brokers. These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; portfolio management computer services (including trading and settlement systems); risk management analysis; and performance analysis. Broker-dealers may also supply market quotations to the Fund’s custodian for valuation purposes.

Any research received in respect of a Portfolio’s brokerage commission may be useful to the Portfolio, but also may be useful in the management of the account of another client of the Investment Manager. Similarly, the research received for the commissions of such other client may be useful for the Portfolio.

Brokerage Commissions

In connection with its portfolio securities transactions for the fiscal years ended December 31, 2012, 2013 and 2014, each Portfolio indicated below paid brokerage commissions as follows:

Year Ended December 31, 2012

Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard
Strategic Equity Portfolio	$4,448	—	—	—
Small-Mid Cap Portfolio	184,822	—	—	—
International Equity Portfolio	625,251	—	—	—
Emerging Markets Portfolio	748,605	—	—	—
Dynamic Portfolio	11,854	—	—	—

Year Ended December 31, 2013

Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard
Strategic Equity Portfolio	$6,525	—	—	—
Small-Mid Cap Portfolio	82,172	—	—	—
International Equity Portfolio	687,356	—	—	—
Emerging Markets Portfolio	494,265	—	—	—
Dynamic Portfolio	47,735	—	—	—
50

Year Ended December 31, 2014

Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard
Strategic Equity Portfolio	$9,659	—	—	—
Small-Mid Cap Portfolio	90,270	—	—	—
International Equity Portfolio	517,239	—	—	—
Emerging Markets Portfolio	459,651	—	—	—
Dynamic Portfolio	120,096	—	—	—

The aggregate amount of transactions during the fiscal year ended December 31, 2014 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

Portfolio	Transaction Amount	Commissions and Concessions
Strategic Equity Portfolio	$16,498,240	$9,659
Small-Mid Cap Portfolio	106,586,708	90,270
International Equity Portfolio	456,630,684	517,239
Emerging Markets Portfolio	279,842,027	459,651
Dynamic Portfolio	313,119,334	120,096

Disclosure of Portfolio Holdings

It is the policy of the Fund to protect the confidentiality of the Portfolios’ holdings and prevent the selective disclosure of non-public information about such holdings. The Fund will publicly disclose the Portfolios’ holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds.shtml, approximately 14 days after such quarter end. The information will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

In order to avoid conflicts of interest between the Fund, on the one hand, and the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other (1) disclosure of portfolio holdings information is made only when such disclosure is in the best interest of Portfolio shareholders and the Fund has a legitimate business purpose for doing so and (2) none of the Fund or the Investment Manager or their affiliates may receive any compensation in connection with an arrangement to make portfolio holdings information available.

In accordance with the foregoing, the Fund provides portfolio holdings information to ratings services or third party service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund’s policies and procedures regarding such disclosure. Such service providers currently include the Fund’s investment manager, administrator, custodian, auditors and legal counsel and each of their respective affiliates and advisors, as well as Institutional Shareholder Services, Inc., Lipper Inc., Morningstar, Inc., Bloomberg, BNY Mellon Analytical Services, LLC, Canterbury Consulting Incorporated and Thomson Vestek, Inc. Service providers receive holdings information at a frequency appropriate to their services, which may be as frequently as daily, and such information may be current as of the business day provided. No compensation is paid in consideration of receiving such information.

Disclosure of portfolio holdings information may be authorized only by the Fund’s Chief Compliance Officer or the General Counsel of the Investment Manager, each of whom evaluates such disclosure in light of the best interests

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of Portfolio shareholders and any potential conflicts of interest. The service providers that receive portfolio holdings information from the Fund as described above, and any additions to this list of service providers, are reported to the Fund’s Board for its review. Any exceptions to the Fund’s portfolio holdings disclosure policy are reported to the Board.

The Investment Manager currently manages certain investment strategies that allocate assets among various asset classes (“Multi Asset”). Using these strategies, the Investment Manager’s Multi Asset portfolio management team may allocate assets managed in separate accounts, mutual funds, private investment funds or other available vehicles among various strategies and vehicles managed by other portfolio management teams, including allocating assets to a Portfolio’s strategy or a similar strategy managed by a Portfolio’s portfolio management team. For example, the emerging market Multi Asset strategy may allocate assets to certain emerging market-related strategies managed by the portfolios managers of the Fund’s emerging market-related Portfolios. The Investment Manager’s Multi Asset portfolio management team will allocate assets to a Portfolio or a related strategy in its discretion, consistent with the investment objectives and guidelines associated with the relevant client’s account. In making these allocation decisions, the Multi Asset portfolio management team will have access to detailed information related to the underlying strategies that may not be available to other investors or clients. This includes, but is not limited to, Portfolio holdings information, transaction detail and performance information and access to the Portfolios’ portfolio management teams. The Investment Manager has implemented procedures designed to ensure that the Multi Asset portfolio management team does not trade in a way that disadvantages other Portfolio shareholders.

HOW TO BUY and HOW TO SELL Shares

General. Individuals may not place purchase orders directly with the Fund. Individuals should consult a Participating Insurance Company or a financial intermediary for information on the purchase of Portfolio shares. The Fund does not issue share certificates.

Portfolio shares may be purchased and redeemed at any time by the separate accounts of the Participating Insurance Companies. Individuals may not place purchase or redemption orders directly with the Fund. The value of shares redeemed may be more or less than their original cost, depending on the Portfolio’s then-current net asset value.

The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Participating Insurance Company of a redemption request in proper form, except as provided by the rules of the SEC.

Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Fund’s Board reserves the right to make payments, in whole or in part in portfolio securities or other assets of the Portfolio in cases of emergency or at any time that the Investment Manager believes a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio’s investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

Suspension of Redemptions. The right of redemption may be suspended, or the date of payment postponed: (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Portfolio’s investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the SEC by order may permit to protect the Portfolio’s shareholders.

Distribution and Servicing Arrangements

Distribution and Servicing Plan for Service Shares

Service Shares are subject to a Distribution and Servicing Plan adopted by the Fund’s Board pursuant to Rule 12b-1 (the “Rule”) adopted by the SEC under the 1940 Act which provides, among other things, that an investment

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company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Pursuant to the Distribution and Servicing Plan, the Fund pays the Distributor for advertising, marketing and distributing each Portfolio’s Service Shares, and for the provision of certain services to the holders of Service Shares, a fee at the annual rate of 0.25% of the average daily net assets of the Portfolio’s Service Shares. The Distributor may make payments to Participating Insurance Companies for providing these services to Policy owners, or to certain financial institutions, securities dealers and other industry professionals for providing these services to Policy owners. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a “service fee” as defined in Conduct Rules of FINRA. Depending on a Participating Insurance Company’s corporate structure and applicable state law, the Distributor may make payments to the Participating Insurance Company’s affiliated broker-dealer or other affiliated company rather than the Participating Insurance Company itself. From time to time, the Distributor may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable under the Distribution and Servicing Plan are payable without regard to actual expenses incurred. The Fund’s Board believes there is a reasonable likelihood that the Distribution and Servicing Plan will benefit each Portfolio and holders of its Service Shares.

A quarterly report of the amounts expended under the Distribution and Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. The Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of Service Shares of a Portfolio may bear without such shareholders’ approval and that other material amendments of the Distribution and Servicing Plan must be approved by the Board and by the Independent Directors of the Fund who have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Servicing Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. As to each Portfolio, the Distribution and Servicing Plan may be terminated at any time by vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, or by vote of the holders of a majority of such Portfolio’s Service Shares.

For the fiscal year ended December 31, 2014, the Portfolios paid the Distributor the amounts set forth below with respect to their Service Shares under the Distribution and Servicing Plan:

Portfolio	Amount Paid Under Distribution and Servicing Plan For Fiscal Year Ended December 31, 2014

Strategic Equity Portfolio	$25,353
Small-Mid Cap Portfolio	152,458
International Equity Portfolio	1,722,321
Emerging Markets Portfolio	2,196,465
Dynamic Portfolio	354,891

Payments by the Investment Manager or Distributor

The Investment Manager or the Distributor may provide additional cash payments out of its own resources to Participating Insurance Companies and/or their affiliates. Such payments are in addition to any fees paid by the Fund under Rule 12b-1. These additional payments may be paid to provide shareholder servicing and administration and/or marketing and related administrative support; opportunities to participate in conferences and educational workshops, meetings and events; and/or access to and information about sales meetings and conferences and sales representatives, financial advisors or management personnel of the Participating Insurance Company. Cash compensation also may be paid to a Participating Insurance Company in connection with consideration or inclusion of the Fund for or on a “recommended” or similar list, including a preferred or select sales list, or in other programs. In some cases, these payments may create an incentive for a Participating

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Insurance Company or its representatives to recommend or sell Fund shares. Shareholders or potential shareholders should contact their financial intermediary representative for details about any payments the representative or the financial intermediary may receive in connection with the sale of Fund shares or the provision of services to the Fund. Investors or potential investors should contact their Participating Insurance Company for details about any payments that may be received in connection with the sale of Fund shares or the provision of services to the Fund.

From time to time, the Investment Manager or the Distributor also may provide cash or non-cash compensation to Participating Insurance Companies or their representatives in the form of occasional gifts or meals, event tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under applicable broker-dealer regulations.

Dividends and Distributions

Dividends from net investment income and net realized capital gains, if any, from each Portfolio generally will be declared and paid at least annually, and may be declared and paid more frequently. Dividends for each Class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Service Shares will receive lower per share dividends than Investor Shares because of the higher expenses borne by Service Shares.

Taxation

The following is only a general summary of some of the important federal income tax considerations generally affecting the Portfolios and an investment in a Portfolio. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios’ activities or to discuss state and local tax matters affecting the Portfolios. Investors in the Portfolios are urged to consult their own tax advisors concerning the tax implications of investments in the Portfolios.

Since the shareholders of each Portfolio are the Participating Insurance Companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the Participating Insurance Company. Accordingly, no discussion is included as to the federal income tax consequences to such shareholders or to the relevant Policy owners. For information regarding the taxation of Policy owners, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company. The discussion below assumes that the shares of each Portfolio will be respected as owned by the insurance company separate accounts. If this is not true, the person or persons determined to own the shares of a Portfolio will be currently taxed on Portfolio distributions and upon any redemption of Portfolio shares, pursuant to generally applicable rules of the Code and Treasury regulations.

Taxation of the Portfolios

Each Portfolio intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a RIC, a Portfolio will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, a Portfolio must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (“QPTPs,” as defined below); (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash and cash items (including receivables), US Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and not greater than 10% of the outstanding voting securities of

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such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets is invested in the securities (other than US Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Portfolio controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of the Portfolio’s investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test. A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its gross income from certain enumerated passive income sources described in Code section 7704(d), but does not include a partnership that derives 90% of its gross income from sources described in Code section 851(b)(2)(A). Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a Portfolio’s assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test. However, the US Treasury Department has the authority to issue regulations (possibly with retroactive effect) treating a RIC’s foreign currency gains as non-qualifying income for purposes of the gross income test to the extent that such income is not directly related to the RIC’s principal business of investing in stock or securities.

A Portfolio’s investment in MLPs generally may qualify as an investment in a QPTP or a “regular” partnership. The treatment of particular MLPs for US federal income tax purposes will affect the extent to which a Portfolio can invest in MLPs.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC’s non-qualifying gross income exceeds (y) one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

A RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest prescribed corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If a Portfolio were to fail to qualify as a RIC in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any

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distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders (or, potentially, Policy owners) as ordinary income. In addition, a Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a Portfolio’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of a Portfolio’s ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the Portfolio is permitted to so elect and so elects) plus undistributed amounts from prior years. This excise tax, however, does not apply to a Portfolio whose only shareholders are separate accounts of life insurance companies supporting VA contracts and/or VLI policies, and certain other prescribed permissible shareholders. Therefore, each of the Portfolios is not expected to be subject to the excise tax.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A Portfolio’s investments in partnerships, including in QPTPs, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

Diversification Requirements of Section 817(h)

Each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Section 817(h) imposes certain diversification requirements on the assets of insurance company separate accounts used to fund VA contracts and/or VLI policies. Under a special “look-through” provision, if the separate account is a shareholder of a Portfolio that satisfies the Section 817(h) diversification and other requirements, the separate account will be treated as owning its pro rata portion of each of the assets of the Portfolio for purposes of determining the account’s satisfaction of the Section 817(h) diversification requirements. Accordingly, if a separate account’s sole investment is shares of a Portfolio, and that Portfolio satisfies the diversification requirements of Section 817(h), the separate account will be treated as having satisfied the diversification requirements of Section 817(h).

The diversification requirements of Section 817(h) are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Code. Under Section 817(h), a separate account (or underlying Portfolio) will be considered adequately diversified if, as of the end of each calendar quarter or within 30 days thereafter, (i) no more than 55% of the total assets of the separate account (or underlying Portfolio) are represented by any one investment, (ii) no more than 70% of the total assets of the separate account (or underlying Portfolio) are represented by any two investments, (iii) no more than 80% of the total assets of the separate account (or underlying Portfolio) are represented by any three investments, and (iv) no more than 90% of the total assets of the separate account (or underlying Portfolio) are represented by any four investments. Section 817(h) provides, as a safe harbor, that a separate account (or underlying Portfolio) will be treated as being adequately diversified if the asset diversification test under Subchapter M of the Code (discussed above at “Taxation of the Portfolios”) is satisfied and no more than 55% of the value of the separate account’s (or underlying Portfolio’s) total assets are cash and cash items, US government securities, and securities of other RICs.

For purposes of the diversification requirements of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each US Government agency or instrumentality is treated as a separate issuer.

Failure by a Portfolio to qualify as a RIC or satisfy the requirements of Section 817(h) could cause the VA contracts and the VLI policies to lose their favorable tax status and require a Policy owner to include in income any income accrued under the Policies for the current and all prior taxable years, thereby losing the benefit of tax deferral. Under certain circumstances described in applicable Treasury regulations, an inadvertent failure to satisfy the applicable diversification requirements of Section 817(h) may be corrected, but such a correction would require a payment to the Internal Revenue Service (“IRS”). Any such failure may also result in adverse tax consequences for the Participating Insurance Company issuing the Policies.

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PFICs

Certain Portfolios that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for US federal income tax purposes. A Portfolio that owns shares of a PFIC may be subject to US federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC. To avoid this treatment, a Portfolio owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC “to market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Portfolio’s taxable year. Such gains and losses are treated as ordinary income and loss. Alternatively, a Portfolio may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF”), in which case the Portfolio will be required to include in its income annually its share of the QEF’s income and net capital gains, regardless of whether the Portfolio receives any distribution from the QEF. If the QEF incurs a loss for a taxable year, the loss will not pass through to the Portfolio and, accordingly, cannot offset other income and/or gains of the Portfolio. A Portfolio may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Portfolio’s total return.

Non-US Taxes

Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign withholding and other taxes. Tax treaties between the United States and certain countries may reduce or eliminate such taxes. It is not possible to determine at this time what a Portfolio’s effective rate of non-US taxes will be in any given year.

Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables, or expenses or other liabilities, denominated in a foreign currency and the time that Portfolio actually collects such income or receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A Portfolio’s investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gains into ordinary income, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a Portfolio. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid Portfolio-level taxation.

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Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A Portfolio’s investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the Portfolio to accrue and distribute income not yet received. Similarly, a Portfolio’s investment in payment-in-kind securities will give rise to income which is required to be distributed even though the Portfolio receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a Portfolio may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Certain Higher-Risk and High Yield Securities

Certain Portfolios may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a Portfolio. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a Portfolio should recognize market discount on such a debt obligation, when a Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a Portfolio may take deductions for bad debts or worthless securities and how a Portfolio shall allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by a Portfolio if it invests in such securities as part of the Portfolio’s efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to US federal income or excise tax.

Investing in Mortgage Entities

Special tax rules may apply to the investments by a Portfolio in entities which invest in or finance mortgage debt. Such investments include residual interests in real estate mortgage investment conduits (“REMICs”) and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each Portfolio not to make such investments, there is no guarantee that a Portfolio will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a Portfolio receiving excess inclusion income (“EII”) in which case a portion of its distributions will be characterized as EII. Among other potential adverse tax consequences, this can result in the Portfolio being required to pay tax on the portion of its EII that is allocated to any shareholders that are disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income.

Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a Portfolio and its shareholders.

Investor Tax Matters

The rules regarding the taxation of the separate accounts of Participating Insurance Companies that utilize the Portfolios as investment vehicles for VA contracts and VLI policies are complex. The foregoing is only a summary of certain material United States federal income tax consequences affecting the Portfolios. Participating Insurance Companies and Policy owners should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolios.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Participating Insurance Companies and prospective Policy owners should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in a Portfolio.

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Additional Information About the Fund and Portfolios

As of April 8, 2015, no person owned of record or was known by the Fund to own beneficially 5% or more of a Class of the indicated Portfolio’s outstanding voting securities except the following:

Name and Address	Percentage of Total Shares Outstanding

Strategic Equity Portfolio—Service Shares

The Ohio National Life Insurance Co. FBO Separate Accounts P.O. Box 237 Cincinnati, OH 45201	58%

Pacific Life Insurance Co. 700 Newport Center Drive Newport Beach, CA 92660	19%

Jefferson National Life Insurance Co. Attn: Separate Accounts 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223-6178	18%

Small-Mid Cap Portfolio—Service Shares

The Ohio National Life Insurance Co. FBO Separate Accounts P.O. Box 237 Cincinnati, OH 45201	91%

Jefferson National Life Insurance Co. Attn: Separate Accounts 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223-6178	5%

International Equity Portfolio—Service Shares

The Ohio National Life Insurance Co. FBO Separate Accounts P.O. Box 237 Cincinnati, OH 45201	82%

New York Life Insurance Company 51 Madison Avenue New York, NY 10010-1655	8%

Emerging Markets Portfolio—Service Shares

The Ohio National Life Insurance Co. FBO Separate Accounts P.O. Box 237 Cincinnati, OH 45201	48%

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Name and Address	Percentage of Total Shares Outstanding

AXA Equitable Life Insurance Separate Account A 1290 Avenue of the Americas New York, NY 10104-0101	16%

AXA Equitable Life Insurance AXA Equitable SA-70 1290 Avenue of the Americas New York, NY 10104-0101	9%

Delaware Life Insurance Co. P.O. Box 9134 SC4319 Wellesley Hills, MA 02481-9134	6%

AXA Equitable Life Insurance Separate Account NO 1290 Avenue of the Americas New York, NY 10104-0101	5%

Emerging Markets Portfolio—Investor Shares

Fidelity Investments Life Insurance Co. FBO Fidelity Investments Variable Annuity Account I 82 Devonshire Street Boston, MA 02109-3605	57%

Cuna Mutual Insurance Society Cuna Mutual Group Variable Annuity Account 2000 Heritage Way Waverly, IA 50677-9208	17%

Nationwide Life Insurance Company P.O. Box 182029 Columbus, OH 43218-2029	16%

Empire Fidelity Investments Life Insurance Co. FBO Empire Fidelity Investments 82 Devonshire Street Boston, MA 02109-3605	6%

Dynamic Portfolio—Service Shares

The Ohio National Life Insurance Co. FBO Separate Accounts P.O. Box 237 Cincinnati, OH 45201	85%

RiverSource Life Insurance Company 10468 Ameriprise Financial Center Minneapolis, MN 55474-0001	10%

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Portfolio’s total outstanding shares may be deemed a “control person” (as defined in the 1940 Act) of the Portfolio.

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Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by Class is required by law or where the matter involved affects only one Class. As used in this SAI, the vote of a majority of the outstanding voting securities means, with respect to the Fund or a Portfolio, the vote of the lesser of (i) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

Because shares of the Portfolios are sold only to separate accounts of Participating Insurance Companies, Policy owners of the separate accounts direct the voting of Portfolio shares by such separate accounts. Votes in respect of Portfolio shares are passed through to Policy owners and are voted by separate accounts in accordance with instructions from their Policy owners. Votes in respect of Portfolios shares for which votes are not received from Policy owners are voted proportionally with votes received. As a result of this voting mechanism, a small number of Policy owners may determine the result of any shareholder vote in respect of Portfolio shares.

Shareholders are not entitled to any preemptive, subscription or conversion rights and are freely transferable. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by the Fund. Each share of the applicable Class of a Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Fund’s Board. In the event of the liquidation of a Portfolio, shares of each Class of the Portfolio are entitled to receive the assets attributable to such Class of that Portfolio that are available for distribution based on the relative net assets of the applicable Class.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of independent auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office. Shareholders may remove a Director by the affirmative vote of a majority of the Fund’s outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

The Fund is a “series fund,” which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

All consideration received by the Fund for shares of one of the Portfolios, and all assets in which such consideration is invested, will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Portfolio would be treated separately from those of the other Portfolios. The Fund has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. The Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the rule.

Each Portfolio will send annual and semi-annual financial statements to its shareholders. The Fund’s Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this SAI as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

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Counsel and Independent Registered Public Accounting Firm

Legal matters in connection with the issuance of the shares of the Fund offered hereby have been passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038.

Deloitte & Touche LLP, 30 Rockefeller Plaza, New York, New York 10112, is the independent registered public accounting firm for the Fund.

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APPENDIX A

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P and Moody’s.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation; and

•	protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some

63

quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings. A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

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A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings Definitions. An S&P US municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s

Long-Term Obligations Ratings and Definitions. Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

Obligations rated “B” are considered speculative and are subject to high credit risk.

Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

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Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings. Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-
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term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
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APPENDIX B

PROXY VOTING POLICY

LAZARD ASSET MANAGEMENT LLC

 Proxy Voting

Policy:

As a fiduciary, Lazard Asset Management LLC (the “Investment Manager”) is obligated to vote proxies in the best interests of its clients. The Investment Manager has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. The Investment Manager has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of the Policy.

The Investment Manager manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, the Investment Manager’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, the Investment Manager must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

Procedures:

Administration and Implementation of Proxy Voting Process. The Investment Manager’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to the Investment Manager’s Chief Operating Officer. Oversight of the process is provided by the Investment Manager’s Legal/Compliance Department and by a Proxy Committee consisting of senior officers of the Investment Manager. To assist it in its proxy-voting responsibilities, the Investment Manager currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides the Investment Manager with its independent analysis and recommendation regarding virtually every proxy proposal that the Investment Manager votes on behalf of its clients, with respect to both US and non-US securities.

The Investment Manager’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that the Investment Manager should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. The Investment Manager believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with the Investment Manager’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

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Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for the Investment Manager. Should the appearance of such a conflict exist, the Investment Manager will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently ISS. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, the Investment Manager will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, the Investment Manager will follow the recommendation of ISS’s Proxy Advisor Service.

Funds. Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30. The Investment Manager’s Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form annually. In addition, in the Fund’s annual and semi-annual report to shareholders and in its Statement of Additional Information (“SAI”), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge. It should also indicate that such information is available on the SEC’s website. The Legal/Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.

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LAZARD RETIREMENT SERIES, INC.
PART C. OTHER INFORMATION

ITEM 28.	EXHIBITS.

(a)(1)	Articles of Incorporation(1)
(a)(2)	Articles of Amendment(1)
(a)(3)	Articles Supplementary(2)
(a)(4)	Articles Supplementary(4)
(a)(5)	Articles Supplementary(5)
(a)(6)	Articles of Amendment(6)
(a)(7)	Articles Supplementary(6)
(a)(8)	Articles Supplementary(7)
(a)(9)	Articles Supplementary(8)
(a)(10)	Articles Supplementary(10)
(a)(11)	Certificate of Correction(10)
(a)(12)	Articles of Amendment(10)
(a)(13)	Articles Supplementary(11)
(a)(14)	Articles Supplementary(12)
(a)(15)	Articles Supplementary(13)
(a)(16)	Articles Supplementary(14)
(a)(17)	Articles Supplementary(14)
(a)(18)	Articles of Amendment(15)
(a)(19)	Articles Supplementary(16)
(a)(20)	Articles of Amendment(16)
(a)(21)	Articles Supplementary(18)
(a)(22)	Articles Supplementary(18)
(a)(23)	Articles Supplementary(18)

(b)	By-Laws(7)

(d)(1)	Investment Management Agreement, as revised*
(d)(2)	Expense Limitation Agreement, as revised*

(e)	Distribution Agreement, as revised(5)

(g)	Amended and Restated Custodian Agreement(3)

(h)(1)	Administration Agreement(1)
(h)(2)	Participation Agreements(15)
(h)(3)	Transfer Agency and Service Agreement(3)

(i)(1)	Opinion and Consent of Counsel(1)
(i)(2)	Opinions and Consents of Counsel regarding Lazard Retirement U.S. Small Cap Equity Value Portfolio, Lazard Retirement Global Equity Income Portfolio and Lazard Retirement Capital Allocator Opportunistic Strategies Portfolio(10)
(i)(3)	Opinion and Consent of Counsel regarding Lazard Retirement Developing Markets Equity Portfolio(11)
(i)(4)	Opinion and Consent of Counsel regarding Lazard Retirement Global Listed Infrastructure Portfolio(12)
(i)(5)	Opinion and Consent of Counsel regarding Lazard Retirement Emerging Markets Equity Blend Portfolio(13)
(i)(6)	Opinion and Consent of Counsel regarding Lazard Retirement Multi-Asset Targeted Volatility Portfolio(14)

(i)(7)	Opinion and Consent of Counsel regarding Lazard Retirement Fundamental Long/Short Portfolio and Lazard Retirement Emerging Markets Income Portfolio(16)
(i)(8)	Opinion and Consent of Counsel regarding Lazard Retirement Global Strategic Equity Portfolio, Lazard Retirement International Equity Concentrated Portfolio, Lazard Retirement US Small Cap Equity Growth Portfolio, Lazard Retirement Master Alternatives Portfolio and Lazard Retirement Enhanced Opportunities Portfolio(18)

(j)	Consent of Independent Registered Public Accounting Firm*

(m)	Distribution and Servicing Plan, as revised(18)

(n)	18f-3 Plan, as revised(18)

(p)	Code of Ethics(14)

Other Exhibits:

(s)(1)	Powers of Attorney of Board Members (except Trevor W. Morrison and Franci J. Blassberg)(9)
(s)(2)	Power of Attorney of Trevor W. Morrison(17)
(s)(3)	Power of Attorney of Franci J. Blassberg(18)

*	Filed herewith.

1.	Incorporated by reference from Registrant’s Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission (the “SEC”) on May 19, 1997.
2.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 9 filed with the SEC on April 30, 2001.
3.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 11 filed with the SEC on April 30, 2003.
4.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 13 filed with the SEC on December 3, 2004.
5.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 18 filed with the SEC on July 20, 2005.
6.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 24 filed with the SEC on January 30, 2006.
7.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 25 filed with the SEC on February 28, 2006.
8.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 27 filed with the SEC on February 9, 2007.
9.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 30 filed with the SEC on February 22, 2008.
10.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 32 filed with the SEC on April 29, 2008.
11.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 34 filed with the SEC on October 10, 2008.
12.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 38 filed with the SEC on February 9, 2010.
13.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 41 filed with the SEC on April 15, 2011.
14.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 44 filed with the SEC on April 9, 2012.
15.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 48 filed with the SEC on September 21, 2012.
16.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 52 filed with the SEC on April 16, 2014.

17.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 54 filed with the SEC on June 13, 2014.
18.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 65 filed with the SEC on December 24, 2014.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 30.	INDEMNIFICATION.

Reference is made to Article NINTH of Registrant’s Articles of Incorporation filed as Exhibit (a) and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of Registrant’s By-Laws filed as Exhibit (b) and by the following undertaking set forth in the rules promulgated by the SEC:

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Reference also is made to the Investment Management Agreement and the Distribution Agreement filed as Exhibits (d) and (e), respectively.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The descriptions of personnel of Lazard Asset Management LLC (“LAM”) under the Captions “Fund Management” in the Prospectus and “Management” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. The following is a list of the directors and senior officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.

Title / Name

Directors

Kenneth M. Jacobs

Alexander F. Stern

Chief Executive Officer and Director

Ashish Bhutani

Deputy Chairmen

Charles Carroll

Andrew Lacey

John Reinsberg

Chairman USA

Robert P. DeConcini

Senior Managing Directors

Andreas Hubner

Robert Prugue

Bill Smith

Managing Directors

Jennifer Abate

Aaron Barnfather

Dmitri Batsev

Ardra Belitz

Michael Bennett

Christopher Blake

Nicholas Bratt

Rhett Brown

Charles Burgdorf

Irene Cheng

Rohit Chopra

David Cleary

Nathan Cockrell

Kenneth Colton

Robert Connin

Alan Custis

Kun Deng

Henry Detering

James Donald

Anthony Dote, Jr.

Yury Dubrovsky

Barry Durfee

Christian Eckert

Michael Fry

Timothy Griffen

Peter Hunsberger

Yugo Ishida

Jai Jacob

Dwight Jacobsen

Robin Jones

Arif Joshi

Jinwon Kim

Yvette Klevan

Werner Krämer

Matthias Kruse

Jay Leupp

Mark Little

Jerry Liu

Carmine Lizza

Tony Maddock

Kevin Matthews

Gerald B. Mazzari

Thomas McManus

Jonathan Morris

Andrew Norris

Kevin O’Hare

Prateek Pant

Nathan A. Paul

David Pizzimenti

Michael Powers

Ganesh Ramachandran

Joe Ramos

Shaka Rasheed

Sean Reynolds

Susan Roberts

Patrick Ryan

James Schachtel

Ulrich Schweiger

Denise Simon

Manish Singhai

Darrin Sokol

Craig Straub

Jeremy Taylor

Ronald Temple

Richard Tutino

George Varino

Louisa Vincent

Kelly Ward

Mike Wariebi

Merida Welles

Christopher Whitney

David Willis

Steve Wreford

ITEM 32.		PRINCIPAL UNDERWRITERS.

	(a)	Lazard Asset Management Securities LLC, a Delaware limited liability company, is the principal underwriter of the Registrant and also serves as the principal underwriter of The Lazard Funds, Inc.

	(b)	The following information is given regarding directors and officers of Lazard Asset Management Securities LLC, whose principal business address is 30 Rockefeller Plaza, New York, New York 10112.

Name	Position and Offices with Underwriter	Position and Offices with Registrant
Charles L. Carroll	Chief Executive Officer	President and Director
Jennifer Patula	Chief Compliance Officer	None
Gerald B. Mazzari	Chief Financial Officer and Chief Operating Officer	None
Nathan A. Paul	Chief Legal Officer	Secretary

	(c)	Not applicable.

ITEM 33.		LOCATION OF ACCOUNTS AND RECORDS.

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained primarily at the offices of Registrant’s custodian, State Street Bank and Trust Company. All other records so required to be maintained are maintained at the offices of LAM, 30 Rockefeller Plaza, New York, New York 10112.

ITEM 34.	MANAGEMENT SERVICES.

Not applicable.

ITEM 35.	UNDERTAKINGS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 16th day of April, 2015.

LAZARD RETIREMENT SERIES, INC.

By:	/s/ Charles L. Carroll
Charles L. Carroll, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Charles L. Carroll	President and Director	April 16, 2015
Charles L. Carroll

/s/ Stephen St. Clair	Treasurer and Chief Financial Officer	April 16, 2015
Stephen St. Clair

/s/ Ashish Bhutani	Director	April 16, 2015
Ashish Bhutani

/s/ Franci J. Blassberg*	Director	April 16, 2015
Franci J. Blassberg

/s/ Kenneth S. Davidson*	Director	April 16, 2015
Kenneth S. Davidson

/s/ Nancy A. Eckl*	Director	April 16, 2015
Nancy A. Eckl

/s/ Trevor W. Morrison*	Director	April 16, 2015
Trevor W. Morrison

/s/ Richard Reiss, Jr. *	Director	April 16, 2015
Richard Reiss, Jr.

/s/ Robert M. Solmson*	Director	April 16, 2015
Robert M. Solmson

*By:	/s/ Nathan A. Paul
Attorney-in-fact, Nathan A. Paul

EXHIBIT INDEX

(d)(1)	Investment Management Agreement, as revised
(d)(2)	Expense Limitation Agreement, as revised
(j)	Consent of Independent Registered Public Accounting Firm